                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR
             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number:                    811- 4023

Exact name of registrant as specified in charter:      Dryden Municipal Series
                                                       Fund

Address of principal executive offices:                Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102

Name and address of agent for service:                 Deborah A. Docs
                                                       Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102

Registrant's telephone number, including area code:    973-367-7521

Date of fiscal year end:                               August 31, 2003

Date of reporting period:                              August 31, 2003

Item 1 -- Reports to Stockholders

Dryden
Municipal Series Fund/
Florida Series

Formerly known as Prudential Municipal Series Fund/
Florida Series

AUGUST 31, 2003   ANNUAL REPORT

                    (GRAPHIC)

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from
federal income taxes consistent with the
preservation of capital and to invest in
securities that will enable its shares to be
exempt from the Florida intangibles tax
------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series'portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential
Insurance Company of America.

JennisonDrydenMutualFunds

Dear Shareholder,             October 10, 2003
There have been welcome signs that the U.S.
economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you.
JennisonDryden funds are managed by Prudential
Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed
Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden Municipal Series Fund/Florida Series

Dryden Municipal Series Fund/Florida Series   1

Your Series' Performance

Series Objective
The investment objective of the Dryden
Municipal Series Fund/Florida Series
(the Series) is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns1 as of 8/31/03

                                 One Year   Five Years    Ten Years       Since Inception2
Class A                            2.32%      23.49%   63.69%  (58.38)    123.47%  (109.63)
Class B                            2.16       22.02          N/A           61.79    (58.56)
Class C                            1.91       20.51    54.47   (49.47)     59.31    (53.85)
Class Z                            2.68       25.20          N/A           41.85    (41.58)
Lehman Brothers Muni Bond Index3   3.14       29.57         76.44               ***
Lipper FL Muni Debt Funds Avg.4    2.34       21.35         61.09               ****

Average Annual Total Returns1 as of 9/30/03

                                 One Year   Five Years    Ten Years       Since Inception2
Class A                            0.25%       4.05%   4.92%  (4.92)      6.51%    (6.24)
Class B                           -1.87        4.25         N/A           5.73     (5.49)
Class C                            0.83        3.95    4.52   (4.30)      4.88     (4.63)
Class Z                            3.71        4.93         N/A           5.72     (5.69)
Lehman Brothers Muni Bond Index3   3.89        5.67         6.03               ***
Lipper FL Muni Debt Funds Avg.4    2.77        4.21         4.97               ****

Distributions and Yields1 as of 8/31/03
                                           Taxable Equivalent 30-Day Yield5
        Total Distributions      30-Day            at Tax Rates of
         Paid for 12 Months     SEC Yield        33%              35%
Class A       $0.44               2.96%          4.42%            4.55%
Class B        0.41               2.80           4.18             4.31
Class C        0.39               2.53           3.78             3.89
Class Z        0.47               3.30           4.93             5.08

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The
Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through August 31,
2003. The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining
CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually.
Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
Without waiver of fees and/or expense
subsidization, the Series' returns would have been lower, as indicated in paren-

2 Visit our website at www.jennisondryden.com theses. 2Inception dates: Class A, 12/28/90;
Class B, 8/1/94; Class C, 7/26/93; and Class Z,
12/6/96. 3The Lehman Brothers Municipal (Muni)
Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The
Lipper Florida (FL) Muni Debt Funds Average
(Lipper Average) represents returns based on an average return of all funds in the Lipper FL
Muni Debt Funds category for the periods noted.
Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Florida. Investors cannot invest directly in an index. 5Taxable equivalent yields reflect federal and applicable state tax rates. The returns for the Lehman Brothers Muni
Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper
Average reflect the deduction of operating expenses, but not sales charges or taxes.
***Lehman Brothers Muni Bond Index Closest
Month-End to Inception cumulative total returns as of 8/31/03 are 135.72% for Class A, 76.80%
for Class B, 80.11% for Class C, and 47.28% for
Class Z. Lehman Brothers Muni Bond Index
Closest Month-End to Inception average annual total returns as of 9/30/03 are 7.20% for Class
A, 6.75% for Class B, 6.26% for Class C, and
6.28% for Class Z. ****Lipper Average Closest
Month-End to Inception cumulative total returns as of 8/31/03 are 116.84% for Class A, 63.91%
for Class B, 64.99% for Class C, and 37.16% for
Class Z. Lipper Average Closest Month-End to
Inception average annual total returns as of 9/30/03 are 6.47% for Class A, 5.82% for Class
B, 5.29% for Class C, and 5.10% for Class Z.

Five Largest Issuers expressed as a percentage
of total investments as of 8/31/03
Orlando Utils. Cmnty. Wtr. & Elec. Rev.                    5.8%
Florida St. Brd. of Ed. Lottery Rev.                       5.5
Broward Cnty. Florida Sch. Brd. Certs.                     5.0
Osceola Cnty. Infrastructure Sales Surtax                  4.0
Florida St. Dept. Environ. Protection Preservation Rev.    3.9
Issuers are subject to change.

Portfolio Composition expressed as a percentage
of net assets as of 8/31/03
Special Tax/Assessment District                           23.4%
Transportation                                            10.2
Lease-Backed Certificate of Participation                  7.6
Power                                                      7.4
General Obligation                                         7.1
Healthcare                                                 6.6
Water & Sewer                                              4.0
Housing                                                    3.6
Solid Waste/Resource Recovery                              3.3
Corporate-Backed IDB & PCR                                 2.1
Tobacco                                                    0.4
Other Muni                                                13.3
Other                                                     11.1
Cash & Equivalents                                        -0.1

Portfolio Composition is subject to change.
Credit Quality expressed as a percentage of net
assets as of 8/31/03
Aaa                                                       63.5%
Aa                                                        15.3
A                                                          6.2
Baa                                                        4.2
NR                                                        10.9
Cash & Equivalents                                        -0.1
Source: Moody's rating, defaulting to S&P when not rated.
Credit Quality is subject to change.

Dryden Municipal Series Fund/Florida Series   3

Investment Adviser's Report

Market Overview and Performance Summary
The municipal bond market repeatedly rallied, then sold off, which resulted in a 3.14% return for the fiscal year ended August 31, 2003, based on the Lehman Brothers Municipal Bond
Index (the Index). The market's volatility largely reflected uncertainty about the prospects for economic growth in the United
States. The outlook was cloudy because
investors did not know how much the Federal
Reserve (the Fed) would cut short-term interest rates in an effort to stimulate the sluggish economy. There was also concern that U.S.
involvement in a war in Iraq might harm the U.S. economy.

Our investment strategy aimed to provide the Series with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the 12 months ended August
31, 2003, the Series' Class A shares trailed their benchmark, the Index. This occurred because the Series held bonds that declined in value due to credit quality problems discussed later in the report. The Index also does not reflect the operating expenses of mutual funds.
Compared to its peer group, which does take into account operating expenses, the Series'
Class A shares performed roughly in line with the Lipper Florida Municipal Debt Funds Average for the 12 months ended August 31, 2003.

Early in our reporting period, municipal bonds gained in value to such an extent that we believed a correction in the market was virtually inevitable. When the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued bonds at that time.

The sell-off in municipal bonds soon turned into a rally. Investors paid higher prices (and accepted lower yields) for tax-exempt bonds because the Fed was expected to cut short-term rates with the goal of boosting economic growth. In November 2002, it reduced its target for the federal funds rate by half a percentage point to 1.25%.

Concern about the economy occurred before and continued after the war in Iraq began in March
2003. Consequently, there was speculation in the financial markets that the Fed would aggressively reduce rates again or buy U.S.
Treasury securities, which would also exert downward pressure on the general level of interest rates. This factor helped the municipal bond rally remain on track for the most part until mid-June 2003. At that time, however, the municipal bond market began to sell off along with Treasurys. Economic data suggested that the Fed might not cut rates sharply when it met in late June. Indeed, it only lowered its target for the federal funds rate by a quarter of a percentage point to 1%.
For the rest of the reporting period, municipal

4   Visit our website at www.jennisondryden.com
bond prices slid in July and stabilized in August. Municipal bond prices were hurt by signs of stronger economic growth, even though the job market remained weak.

Credit Quality and Interest-Rate Sensitivity
Florida's revenues have been flat in this economic climate, but Florida benefited from not relying upon a personal income tax. Its primary source of revenue is the sales tax, which has suffered minimally. While fiscal pressures exist, we expect Florida to continue to demonstrate sound financial practices. Given the fiscal challenges facing Florida and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important overlapping characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, bonds rated Aaa (both insured and uninsured) accounted for roughly 63% of the Series' net assets as of August 31, 2003. We emphasized
Aaa-rated bonds because they tend to perform better than lower-quality bonds under challenging economic conditions. However, as accelerating economic growth increases demand for riskier assets, lower-quality bonds tend to outperform Aaa-rated municipal bonds. The
Series had some exposure to bonds of below-investment-grade quality.

Some lower-quality bonds performed poorly during the reporting period. The Series held
Tallahassee Health Facilities bonds for the Tallahassee Memorial Hospital that declined in value and detracted from the Series' returns.
Moody's Investors Service (Moody's) downgraded these bonds from Baa1 to Baa2 with a negative outlook. Moody's cited such factors as negative utilization trends, competitive pressures, and increases in malpractice insurance and pension costs.

In the volatile interest-rate climate, we maintained a barbell strategy that essentially focused on two types of bonds. One side of our barbell primarily emphasized Aaa-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income.
These bonds are considered to have defensive characteristics, as their prices

Dryden Municipal Series Fund/Florida Series   5
tend to hold up relatively well when the municipal bond market sells off. The bonds are also attractive to investors because they provide solid income.

Periodically readjusting our coupon barbell strategy was one way to change the Series' duration, which measures its sensitivity to fluctuations in the level of interest rates. In general, when we determined that there was a trend toward higher interest rates, we aimed to shorten the Series' duration to help protect its value as rising interest rates pushed municipal bond prices lower. On the other hand, we aimed to lengthen the Series' duration to help it benefit more fully when falling interest rates drove municipal bond prices higher. In general, we employed this tactic periodically once we determined that the decline in interest rates was indeed a trend rather than a temporary development.

Florida Series Management Team

6 Visit our website at www.jennisondryden.com

       Financial Statements
       -----------------------------------------------------------
       AUGUST 31, 2003       ANNUAL REPORT
       Dryden Municipal Series Fund
       Florida Series

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  96.5%
 Arbor Greene Cmnty. Dev.
  Dist.,
  Florida Assmt. Rev.         NR               5.75%         5/01/06  $    101       $       100,966
  Florida Assmt. Rev.         NR               6.50          5/01/07       140               140,603
  Florida Assmt. Rev.         NR               6.30          5/01/19       315               317,876
 Bayside Impvt. Cmnty. Dev.
  Dist., Florida Cap.
  Impvt. Rev., Ser. A         NR               6.30          5/01/18       995               996,502
 Broward Cnty. Florida Apt.
  Sys. Rev., Pass. Facs.,
  Conv. Lien, Ser. H1,
  A.M.T., A.M.B.A.C.          Aaa              5.25         10/01/10     1,730             1,839,474
 Broward Cnty. Florida Sch.
  Brd. Certs., M.B.I.A.       Aaa              5.25          7/01/15     3,750             4,058,175
 Broward Cnty. Res. Recov.
  Rev. Rfdg., Wheelabrator,
  Ser. A                      A3               5.50         12/01/08     1,000             1,101,750
 Collier Cnty. Sch. Brd.,
  C.O.P., F.S.A.              Aaa              5.375         2/15/21     1,000             1,044,530
 Cuyahoga Cnty. Rev.,
  Rfdg., Ser. A               A1               6.00          1/01/17     1,000             1,076,890
 Dade Cnty. Aviation Dept.
  Rev., Ser. B, A.M.T.,
  M.B.I.A.                    Aaa              6.00         10/01/24     1,500(b)          1,596,735
 Dade Cnty. Hlth. Facs.
  Auth. Rev., Baptist Hosp.
  of Miami Proj., Ser. A,
  E.T.M., M.B.I.A.            Aaa              6.75          5/01/08       430(d)            481,419
 Escambia Cnty. Hlth. Facs.
  Auth.
  Rev., Ascension Hlth.
  Credit, Ser. A              Aa2              5.25         11/15/14     1,250             1,313,750
 Florida Hsg. Fin. Corp.
  Rev.,
  Cypress Trace Apts., Ser.
  G, A.M.T.                   NR               6.60          7/01/38       789               726,835
  Westchase Apts., Ser. B,
  A.M.T.                      NR               6.61          7/01/38     1,430             1,311,324
 Florida St. Brd. Ed. Cap.
  Outlay, Pub. Ed., Ser. C,
  F.G.I.C., G.O.              Aaa              5.50          6/01/16     1,000             1,088,310
 Florida St. Brd. Ed.
  Lottery Rev.,
  Ser. A, F.G.I.C.            Aaa              5.75          7/01/19     1,500             1,632,210
  Ser. C, F.G.I.C.            Aaa              5.00          7/01/16     2,700             2,803,680
 Florida St. Dept. Environ.
  Protection Preservation
  Rev., Florida Forever,
  Ser. A, M.B.I.A.            Aaa              5.25          7/01/17     2,950             3,131,808
 Florida St. Mun. Pwr.
  Agcy. Rev., Rfdg.,
  Stanton II Proj.,
  A.M.B.A.C.                  Aaa              5.50         10/01/17     1,120             1,216,678

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Greyhawk Landing Cmnty.
  Dev. Dist. Rev., Spec.
  Assmt. Rev., Ser. B         NR               6.25%         5/01/09  $  1,390       $     1,394,448
 Highlands Cnty. Florida
  Hlth. Facs. Auth. Rev.,
  Hosp. Adventist/Sunbelt,
  Ser. A                      A3               6.00         11/15/31     1,000             1,040,950
 Hillsborough Cnty. Florida
  Aviation Auth. Rev.,
  Tampa Intl. Arpt., Ser.
  A, A.M.T., M.B.I.A          Aaa              5.50         10/01/15     2,000             2,120,680
 Hillsborough Cnty. Florida
  Ind. Dev. Auth. Hosp.
  Rev., Tampa Gen. Hosp.
  Proj., Ser. A               Baa1             5.00         10/01/18     1,000               957,730
 Hillsborough Cnty. Florida
  Ind. Dev. Auth.,
  Cigarette Tax Alloc., H
  Lee Moffitt Cancer Proj.,
  Ser. B, A.M.B.A.C.          Aaa              5.50          9/01/16     1,840             2,009,170
 Indigo Cmnty. Dev. Dist.
  Cap. Impvt. Rev., Ser. B    NR               6.40          5/01/06     1,300             1,295,450
 Jacksonville Elec. Auth.
  Rev., Elec. Sys., Ser. A    Aa2              6.00         10/01/30     1,000             1,068,320
  St. Johns Rvr. Pwr. Park
  Issue 2, Ser. 7, C.A.B.S.   Aa2              Zero         10/01/10     3,000             2,284,140
 Jacksonville Sales Tax
  Rev.,
  A.M.B.A.C.                  Aaa              5.50         10/01/18     1,000             1,074,150
  F.G.I.C.                    Aaa              5.375        10/01/18     1,000             1,066,950
 Jacksonville Swr. & Solid
  Wste. Disp. Facs. Rev.,
  Anheuser Busch Proj.,
  A.M.T.                      A1               5.875         2/01/36     1,000             1,026,190
 Jacksonville Wtr. & Swr.
  Dev. Rev., United Wtr.
  Proj., A.M.T., A.M.B.A.C.   Aaa              6.35          8/01/25     1,500             1,630,635
 Lakeland Elec. & Wtr. Rev.   AA-(c)           5.625        10/01/36     2,000(b)          2,262,120
 Lexington Oaks Cmnty. Dev.
  Dist. Rev., Ser. B          NR               6.70          5/01/07        55                55,172
 Maryland St. Hlth. &
  Higher Ed. Facs., Auth.
  Rev.                        Baa1             6.75          7/01/30       500               544,290
 Massachusetts St. Wtr.
  Res. Auth. Rev., Ser. A,
  F.S.A.                      AAA(c)           6.50          7/15/19     1,000             1,197,050
 Miami Dade Cnty. Florida
  Sch. Brd., Ser. A, F.S.A.   Aaa              6.00         10/01/17     1,000             1,128,380

                                              See Notes to Financial Statements.

                                 Dryden Municipal Series Fund - Florida Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Miami Homeland
  Defense/Neighborhood,
  M.B.I.A., G.O.              Aaa              5.50%         1/01/20  $  2,000       $     2,121,940
 Miami Spec. Oblig., Admn.
  Bldg. Acquis. Proj.,
  F.G.I.C.                    Aaa              6.00          2/01/16     1,000(b)          1,107,360
 Miramar Wste. Wtr. Impvt.
  Assmt. Rev., F.G.I.C.       Aaa              6.75         10/01/16     1,590(b)          1,703,924
 North Carolina Mun. Pwr.
  Agcy. No. 1 Catawba Elec.
  Rev., Ser. A, M.B.I.A.      Aaa              5.125         1/01/17     1,440             1,498,594
 Oakstead Cmnty. Dev. Dist.
  Cap. Impvt., Ser. B         NR               6.50          5/01/07       470               471,156
 Okaloosa Cnty. Cap. Impvt.
  Rev., M.B.I.A., C.A.B.S.    Aaa              Zero         12/01/06       450               420,089
 Orange Cnty. Tourist Dev.
  Tax Rev.,
  A.M.B.A.C.                  Aaa              5.25         10/01/16     1,425             1,515,259
  M.B.I.A.                    Aaa              5.00         10/01/17       740               761,882
 Orlando Util. Cmnty., Wtr.
  &
  Elec. Rev.,
  Ser. C                      Aa2              5.25         10/01/21     2,000             2,067,060
  Ser. D, E.T.M.              Aa2              6.75         10/01/17     2,200             2,638,196
 Osceola Cnty.,
  Infrastructure Sales
  Surtax, A.M.B.A.C.          Aaa              5.375        10/01/17     2,995             3,211,688
 Palm Beach Cnty. Florida
  Public Impvt. Rev.,
  Convention Ctr. Proj.,
  F.G.I.C.                    Aaa              5.50         11/01/14     1,055             1,154,318
 Pasco Cnty. Sales Tax
  Rev.,
  Half-Cent, A.M.B.A.C.       Aaa              5.00         12/01/15     1,180             1,254,895
  Half-Cent, A.M.B.A.C.       Aaa              5.00         12/01/16     1,240             1,308,138
 Pembroke Pines Pub. Impvt.
  Rev., A.M.B.A.C.            Aaa              5.50         10/01/16     1,360             1,483,991
 Pensacola Hlth. Facs.
  Auth. Rev., Daughters of
  Charity, M.B.I.A.           Aaa              5.25          1/01/11     1,600(b)          1,637,136
 Puerto Rico Comnwlth. Hwy.
  & Trans. Auth. Rev., Ser.
  E, F.S.A.                   Aaa              5.50          7/01/16     1,695             1,904,671
 Puerto Rico Comnwlth.,
  Ref., M.B.I.A., IBC BNY,
  G.O.                        NR               10.303        7/01/12     1,500(f)          1,925,880
 Puerto Rico Pub. Fin.
  Corp. Comnwlth. Approp.,
  Ser. E                      Baa3             5.70          8/01/25       500               518,225

See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Tallahassee Florida Hlth.
  Facs. Rev., Tallahassee
  Mem. Hlth. Care Proj.       Baa2             6.25%        12/01/20  $    500       $       498,475
 Texas St. Tpke. Auth. Sys.
  Rev., First Tier, Ser. A,
  A.M.B.A.C., C.A.B.S.        Aaa              Zero          8/15/24     3,000               926,250
 Tobacco Settlement Fin.
  Corp., Asset Bkd.           Baa2             6.00          6/01/37       500               372,465
 Utah St. Hsg. Fin. Agcy.
  Sngl. Fam.
  Mtge., Ser. F, Class II,
  A.M.T.                      Aa2              6.125         1/01/27       875               902,729
 Virgin Islands Pub. Fin.
  Auth. Rev., Gross Rcpts.
  Taxes Ln., Ser. A           BBB-(c)          6.50         10/01/24       500               548,425
 Vista Lakes Cmnty. Dev.
  Dist. Cap. Impvt., Rev.     NR               6.35          5/01/05       135               135,207
                                                                                     ---------------
 Total long-term
  investments
  (cost $77,764,346)                                                                      80,223,293
                                                                                     ---------------
 SHORT-TERM INVESTMENTS  1.1%
 Brazos River Hbr. Nav.
  Dist., Merey Sweeny LP
  Proj., Ser. A, F.R.D.D.,
  A.M.T.                      VMIG1            0.92          9/02/03       100               100,000
 Delaware St. Econ. Dev.
  Auth. Rev., Delmarva Pwr.
  & Lt., F.R.D.D., A.M.T.     VMIG1            0.92          9/02/03       600               600,000
 Mun. Secs. Trust Cert.,
  Ser. 2001-160, Trust
  Cert., Class A, F.G.I.C.,
  F.R.D.D.                    A-1(c)           0.90          9/02/03       200               200,000
                                                                                     ---------------
 Total short-term
  investments
  (cost $900,000)                                                                            900,000
                                                                                     ---------------
 TOTAL INVESTMENTS  97.6%
  (COST $78,664,346; NOTE
  5)                                                                                      81,123,293
 Other assets in excess of
  liabilities  2.4%                                                                        1,999,712
                                                                                     ---------------
 NET ASSETS  100%                                                                    $    83,123,005
                                                                                     ---------------
                                                                                     ---------------

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 11

Portfolio of Investments
as of August 31, 2003 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S--Capital Appreciation Bonds.
    C.O.P.--Certificate of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(e).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) All or partial prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Standard & Poor's Rating.
(d) Partial principal amount pledged as collateral for financial futures contracts.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is rate at year end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

                       This Page Intentionally Left Blank

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value (cost $78,664,346)                                  $81,123,293
 Cash                                                                           97,969
 Interest receivable                                                         1,205,717
 Receivable for investments sold                                             1,020,000
 Receivable for Series shares sold                                              68,716
 Due from broker-variation margin                                                3,975
 Other assets                                                                    1,644
                                                                           -----------
 TOTAL ASSETS                                                               83,521,314
                                                                           -----------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for Series shares reacquired                                          196,898
 Accrued expenses                                                               85,241
 Dividends payable                                                              47,457
 Management fee payable                                                         35,449
 Distribution fee payable                                                       23,466
 Deferred trustees' fees                                                         9,798
                                                                           -----------
 TOTAL LIABILITIES                                                             398,309
                                                                           -----------
 NET ASSETS                                                                $83,123,005
                                                                           -----------
                                                                           -----------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at par                                  $    79,203
    Paid-in capital in excess of par                                        78,277,481
                                                                           -----------
                                                                            78,356,684
    Undistributed net investment income                                         59,244
    Accumulated net realized gain on investments                             2,274,206
    Net unrealized appreciation on investments                               2,432,871
                                                                           -----------
 NET ASSETS, AUGUST 31, 2003                                               $83,123,005
                                                                           -----------
                                                                           -----------

See Notes to Financial Statements.

14 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($59,497,793 / 5,669,306 shares of beneficial interest issued and
 outstanding)                                                                  $10.49
 Maximum sales charge (3% of offering price)                                      .32
                                                                               ------
 Maximum offering price to public                                              $10.81
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($16,635,264 / 1,585,030 shares of beneficial interest issued and
 outstanding)                                                                  $10.50
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($5,692,680 / 542,362 shares of beneficial interest issued and outstanding)   $10.50
 Sales charge (1% of offering price)                                              .11
                                                                               ------
 Offering price to public                                                      $10.61
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($1,297,268 / 123,567 shares of beneficial interest issued and outstanding)   $10.50
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 15

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Interest                                                                   $ 4,535,499
                                                                            -----------
 Expenses
 Management fee                                                                 452,694
 Distribution fee--Class A                                                      158,224
 Distribution fee--Class B                                                       98,182
 Distribution fee--Class C                                                       45,341
 Custodian's fees and expenses                                                  108,000
 Reports to shareholders                                                         49,000
 Legal fees and expenses                                                         34,000
 Registration fees                                                               33,000
 Transfer agent's fees and expenses                                              26,000
 Audit fee                                                                       13,000
 Trustees' fees                                                                   8,000
 Miscellaneous                                                                   16,609
                                                                            -----------
 TOTAL EXPENSES                                                               1,042,050
                                                                            -----------
 NET INVESTMENT INCOME                                                        3,493,449
                                                                            -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                   2,397,741
    Financial futures transactions                                              (95,657)
    Written options transactions                                                    524
                                                                            -----------
                                                                              2,302,608
                                                                            -----------
 Net change in unrealized appreciation (depreciation) on:
    Investments                                                              (3,614,469)
    Financial futures contracts                                                  15,969
                                                                            -----------
                                                                             (3,598,500)
                                                                            -----------
 Net loss on investments                                                     (1,295,892)
                                                                            -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 2,197,557
                                                                            -----------
                                                                            -----------

See Notes to Financial Statements.

16 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   3,493,449       $   4,385,843
 Net realized gain on investment transactions              2,302,608             597,354
 Net change in unrealized appreciation
 (depreciation) on investments                            (3,598,500)           (894,614)
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                2,197,557           4,088,583
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS (NOTE 1):
 Dividends from net investment income
 Class A                                                  (2,476,198)         (3,030,460)
 Class B                                                    (722,585)         (1,041,529)
 Class C                                                    (206,275)           (243,711)
 Class Z                                                     (64,548)            (49,934)
                                                      ---------------    -----------------
                                                          (3,469,606)         (4,365,634)
                                                      ---------------    -----------------
 Distributions from net realized gains
 Class A                                                    (102,866)                 --
 Class B                                                     (34,657)                 --
 Class C                                                      (9,964)                 --
 Class Z                                                      (2,191)                 --
                                                      ---------------    -----------------
                                                            (149,678)                 --
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6):
 Net proceeds from shares sold                            18,136,282           9,308,461
 Net asset value of shares issued in reinvestment
    of dividends and distributions                         1,576,929           1,813,805
 Cost of shares reacquired                               (28,764,561)        (17,156,523)
                                                      ---------------    -----------------
 Net decrease in net assets from Series share
 transactions                                             (9,051,350)         (6,034,257)
                                                      ---------------    -----------------
 Total decrease                                          (10,473,077)         (6,311,308)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                        93,596,082          99,907,390
                                                      ---------------    -----------------
 End of year                                           $  83,123,005       $  93,596,082
                                                      ---------------    -----------------
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 17

Notes to Financial Statements

Dryden Municipal Series Fund (the 'Fund'), formerly known as Prudential Municipal Series Fund, is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Florida Series (the 'Series'). The financial statements of the other series are not present herein. The assets of each are invested in separate, independently managed portfolios. The Series commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in primarily 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be

18 Visit our website at www.jennisondryden.com over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain(loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

                              Dryden Municipal Series Fund - Florida Series 19

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

20 Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require, the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the exdividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangement.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of

                                Dryden Municipal Series Fund - Florida Series 21

PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1%, and ..75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Series that they have received approximately $22,800 and $5,100 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2003, they received approximately $29,500 and $4,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding to facilitate capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under

22 Visit our website at www.jennisondryden.com the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $20,300 for the services of PMFS. As of August 31, 2003, approximately $1,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $4,000 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities Inc. ('PSI'), affiliates of PI, were approximately $3,600 for the year ended August 31, 2003. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2003, approximately $300 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2003 were $50,814,585 and $59,295,877 respectively.

During the year ended August 31, 2003, the Series entered into financial futures contracts. Details of outstanding contracts at August 31, 2003 are as follows:

                                                           VALUE AT       VALUE AT         UNREALIZED
NUMBER OF                               EXPIRATION        AUGUST 31,       TRADE          APPRECIATION
CONTRACTS            TYPE                  DATE              2003           DATE         (DEPRECIATION)
---------     -------------------    -----------------    ----------     ----------     ----------------
              Long Position:
      16      U.S. Treasury 10 Yr
               Notes                 Sept. 2003           $1,784,500     $1,782,593         $  1,907
      28      U.S. Treasury Bond
               Futures               Sept. 2003            3,007,375      2,990,808           16,567
              Short Position:
     (75)     U.S. Treasury 5 Yr
               Notes                 Sept. 2003           (8,361,328)    (8,316,778)         (44,550)
                                                                                             -------
                                                                                            $(26,076)
                                                                                             -------
                                                                                             -------

                                Dryden Municipal Series Fund - Florida Series 23

Transactions in options written during the year ended August 31, 2003, were as follows:

                                                                 CONTRACTS     PREMIUMS
                                                                 ----------    ---------
Balance as of August 31, 2002                                         --             --
   Options written                                                    25       $ 24,139
   Options terminated                                                (25)       (24,139 )
                                                                      --
                                                                               ---------
Balance as of August 31, 2003                                         --             --
                                                                      --
                                                                      --
                                                                               ---------
                                                                               ---------

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2003, the adjustments were to increase undistributed net investment income by $35,401, decrease accumulated net realized gain by $29,140 and decrease paid-in capital by $6,261 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2003 were:

    TAX-EXEMPT                                    LONG-TERM                TOTAL
      INCOME            ORDINARY INCOME         CAPITAL GAINS          DISTRIBUTIONS
------------------     ------------------     ------------------     ------------------
    $3,469,606              $17,204                $132,474              $3,619,284

Tax character of distributions paid during the year ended August 31, 2002 were:

    TAX-EXEMPT                                    LONG-TERM                TOTAL
      INCOME            ORDINARY INCOME         CAPITAL GAINS          DISTRIBUTIONS
------------------     ------------------     ------------------     ------------------
    $4,365,634                 --                     --                 $4,365,634

For federal income tax purposes, the Series utilized approximately $19,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2003. The Series had no remaining capital loss carryforward as of August 31, 2003.

24 Visit our website at www.jennisondryden.com

As of August 31, 2003, the components of distributable earnings on a tax basis were $70,069 (includes a timing difference of $47,457 for dividends payable), $488,405 and $1,699,370 of tax exempt income, ordinary income and long-term capital gains, respectively.

The United States federal income tax basis of the Series' investments and the net unrealized appreciation (depreciation) as of August 31, 2003 were as follows:

                                                                            NET
    TAX BASIS                                                            UNREALIZED
  OF INVESTMENTS          APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $78,567,360             $3,149,827              $593,894              $2,555,933

The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        717,155    $  7,741,133
Shares issued in reinvestment of dividends                         103,737       1,109,555
Shares reacquired                                               (1,428,054)    (15,377,187)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (607,162)     (6,526,499)
Shares issued upon conversion from Class B                         336,317       3,632,607
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (270,845)   $ (2,893,892)
                                                                ----------    ------------
                                                                ----------    ------------

                                Dryden Municipal Series Fund - Florida Series 25

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        296,664    $  3,126,262
Shares issued in reinvestment of dividends                         118,677       1,248,994
Shares reacquired                                                 (970,126)    (10,210,301)
                                                                ----------    ------------

Net increase (decrease) in shares outstanding before
  conversion                                                      (554,785)     (5,835,045)
Shares issued upon conversion from Class B                         168,920       1,771,182
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (385,865)   $ (4,063,863)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS B
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        205,498    $  2,196,149
Shares issued in reinvestment of dividends                          26,856         287,080
Shares reacquired                                                 (463,322)     (4,953,523)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (230,968)     (2,470,294)
Shares reacquired upon conversion into Class A                    (336,317)     (3,632,607)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (567,285)   $ (6,102,901)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        428,578    $  4,500,204
Shares issued in reinvestment of dividends                          36,603         385,279
Shares reacquired                                                 (530,579)     (5,582,330)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       (65,398)       (696,847)
Shares issued upon conversion into Class A                        (168,920)     (1,771,182)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (234,318)   $ (2,468,029)
                                                                ----------    ------------
                                                                ----------    ------------

CLASS C
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                         62,877    $    675,473
Shares issued in reinvestment of dividends                          13,107         140,212
Shares reacquired                                                  (80,922)       (873,079)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       (4,938)   $    (57,394)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                         79,657    $    838,958
Shares issued in reinvestment of dividends                          13,244         139,398
Shares reacquired                                                  (93,035)       (976,979)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                         (134)   $      1,377
                                                                ----------    ------------
                                                                ----------    ------------

26 Visit our website at www.jennisondryden.com

CLASS Z                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        703,002    $  7,523,527
Shares issued in reinvestment of dividends                           3,740          40,082
Shares reacquired                                                 (703,865)     (7,560,772)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                        2,877    $      2,837
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                         80,083    $    843,037
Shares issued in reinvestment of dividends                           3,815          40,134
Shares reacquired                                                  (36,796)       (386,913)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       47,102    $    496,258
                                                                ----------    ------------
                                                                ----------    ------------

                                Dryden Municipal Series Fund - Florida Series 27

Financial Highlights

                                                                          CLASS A
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 10.68
                                                                           ------
 Income from investment operations
 Net investment income                                                        .42
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.17)
                                                                           ------
 Total from investment operations                                             .25
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.42)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.02)
                                                                           ------
 Total distributions                                                         (.44)
                                                                           ------
 Net asset value, end of year                                             $ 10.49
                                                                           ------
                                                                           ------
 TOTAL RETURN(A):                                                            2.32%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $59,498
 Average net assets (000)                                                 $63,290
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
       fees(c)                                                               1.07%
    Expenses, excluding distribution fees and service (12b-1)
       fees                                                                   .82%
    Net investment income                                                    3.94%
 For Class A, B, C and Z shares:
    Portfolio turnover rate                                                    60%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.
(d) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.69% to 4.71%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

28 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  10.70             $  10.23             $  10.18             $  10.74
       ------               ------               ------               ------
          .49                  .51                  .51                  .50
         (.02)                 .47                  .05                 (.56)
       ------               ------               ------               ------
          .47                  .98                  .56                 (.06)
       ------               ------               ------               ------
         (.49)                (.51)                (.51)                (.50)
           --                   --(b)                --                   --(b)
           --                   --                   --                   --(b)
       ------               ------               ------               ------
         (.49)                (.51)                (.51)                (.50)
       ------               ------               ------               ------
     $  10.68             $  10.70             $  10.23             $  10.18
       ------               ------               ------               ------
       ------               ------               ------               ------
         4.49%                9.91%                5.73%                (.61)%
     $ 63,463             $ 67,712             $ 68,701             $ 77,398
     $ 64,601             $ 68,365             $ 71,083             $ 84,810
         1.01%                 .98%                 .98%                 .89%
          .76%                 .73%                 .73%                 .69%
         4.71%                4.89%                5.06%                4.72%
           41%                  36%                  41%                  13%

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 29

Financial Highlights
Cont'd.

                                                                          CLASS B
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 10.68
                                                                           ------
 Income from investment operations
 Net investment income                                                        .40
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.17)
                                                                           ------
 Total from investment operations                                             .23
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.39)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.02)
                                                                           ------
 Total distributions                                                         (.41)
                                                                           ------
 Net asset value, end of year                                             $ 10.50
                                                                           ------
                                                                           ------
 TOTAL RETURN(A):                                                            2.16%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $16,635
 Average net assets (000)                                                 $19,636
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
       fees                                                                  1.32%
    Expenses, excluding distribution fees and service (12b-1)
       fees                                                                   .82%
    Net investment income                                                    3.70%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.45% to 4.47%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

30 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  10.71             $  10.23             $  10.18             $  10.74
       ------               ------               ------               ------
          .47                  .48                  .48                  .47
         (.03)                 .48                  .05                 (.56)
       ------               ------               ------               ------
          .44                  .96                  .53                 (.09)
       ------               ------               ------               ------
         (.47)                (.48)                (.48)                (.47)
           --                   --(b)                --                   --(b)
           --                   --                   --                   --(b)
       ------               ------               ------               ------
         (.47)                (.48)                (.48)                (.47)
       ------               ------               ------               ------
     $  10.68             $  10.71             $  10.23             $  10.18
       ------               ------               ------               ------
       ------               ------               ------               ------
         4.24%                9.64%                5.46%                (.91)%
     $ 22,996             $ 25,551             $ 22,875             $ 24,626
     $ 23,430             $ 24,655             $ 23,191             $ 24,665
         1.26%                1.23%                1.23%                1.19%
          .76%                 .73%                 .73%                 .69%
         4.47%                4.64%                4.81%                4.43%

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 31

Financial Highlights
Cont'd.

                                                                          CLASS C
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 10.68
                                                                            -----
 Income from investment operations
 Net investment income                                                        .38
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.17)
                                                                            -----
 Total from investment operations                                             .21
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.37)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.02)
                                                                            -----
 Total distributions                                                         (.39)
                                                                            -----
 Net asset value, end of year                                             $ 10.50
                                                                            -----
                                                                            -----
 TOTAL RETURN(A):                                                            1.91%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 5,693
 Average net assets (000)                                                 $ 6,045
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
       fees(c)                                                               1.57%
    Expenses, excluding distribution fees and service (12b-1)
       fees                                                                   .82%
    Net investment income                                                    3.44%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.
(d) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.22%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

32 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $10.70               $10.23               $10.18               $10.74
       -----                -----                -----                -----
         .44                  .46                  .46                  .44
        (.02)                 .47                  .05                 (.56)
       -----                -----                -----                -----
         .42                  .93                  .51                 (.12)
       -----                -----                -----                -----
        (.44)                (.46)                (.46)                (.44)
          --                   --(b)                --                   --(b)
          --                   --                   --                   --(b)
       -----                -----                -----                -----
        (.44)                (.46)                (.46)                (.44)
       -----                -----                -----                -----
      $10.68               $10.70               $10.23               $10.18
       -----                -----                -----                -----        ---
       -----                -----                -----                -----        ---
        3.99%                9.37%                5.20%               (1.16)%
      $5,848               $5,857               $5,456               $6,833
      $5,806               $5,756               $5,885               $7,420
        1.51%                1.48%                1.48%                1.44%
         .76%                 .73%                 .73%                 .69%
        4.22%                4.39%                4.56%                4.17%

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 33

Financial Highlights
Cont'd.

                                                                          CLASS Z
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 10.68
                                                                            -----
 Income from investment operations
 Net investment income                                                        .46
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.17)
                                                                            -----
 Total from investment operations                                             .29
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.45)
 Distributions in excess of net investment income                              --
 Distributions from net realized gains                                       (.02)
                                                                            -----
 Total distributions                                                         (.47)
                                                                            -----
 Net asset value, end of year                                             $ 10.50
                                                                            -----
                                                                            -----
 TOTAL RETURN(A):                                                            2.68%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 1,297
 Average net assets (000)                                                 $ 1,567
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
       fees                                                                   .82%
    Expenses, excluding distribution fees and service (12b-1)
       fees                                                                   .82%
    Net investment income                                                    4.14%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.93% to 4.96%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

34 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $10.70               $10.22               $10.17               $10.73
       -----                -----                -----                -----
         .52                  .53                  .53                  .52
        (.02)                 .48                  .05                 (.56)
       -----                -----                -----                -----
         .50                 1.01                  .58                 (.04)
       -----                -----                -----                -----
        (.52)                (.53)                (.53)                (.52)
          --                   --(b)                --                   --(b)
          --                   --                   --                   --(b)
       -----                -----                -----                -----
        (.52)                (.53)                (.53)                (.52)
       -----                -----                -----                -----
      $10.68               $10.70               $10.22               $10.17
       -----                -----                -----                -----
       -----                -----                -----                -----
        4.85%               10.18%                5.99%                (.42)%
      $1,289                 $788                 $463                 $377
      $1,012                 $579                 $307                 $413
         .76%                 .73%                 .73%                 .69%
         .76%                 .73%                 .73%                 .69%
        4.96%                5.13%                5.31%                4.93%

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - Florida Series 35

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden Municipal Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Municipal Series Fund (formerly, Prudential Municipal Series Fund), Florida Series, (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

36 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2003, dividends paid from net investment income of $.42 per Class A share, $.39 per Class B share, $.37 per Class C share and $.45 per Class Z share were all federally tax-exempt interest dividends, distributions paid from ordinary income of $.002 per Class A, B, C and Z shares and distributions paid from long-term capital gains of $.02 per Class A, B, C and Z shares.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

                                Dryden Municipal Series Fund - Florida Series 37

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead
(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.
(3) To permit an amendment to the management contract between PI and the Fund.
(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.
(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.
(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.
(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.
(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

38 Visit our website at www.jennisondryden.com

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson            4,728,785             --      156,442              --
        Robert E. La Blanc           4,718,923             --      166,304              --
        Robert F. Gunia              4,739,960             --      145,267              --
        Douglas H.
         McCorkindale                4,732,806             --      152,421              --
        Stephen P. Munn              4,736,098             --      149,129              --
        Richard A. Redeker           4,739,960             --      145,267              --
        Judy A. Rice                 4,735,939             --      149,288              --
        Robin B. Smith               4,732,228             --      152,999              --
        Stephen Stoneburn            4,739,960             --      145,267              --
        Clay T. Whitehead            4,732,806             --      152,421              --
(2)     Permit the manager to
         enter into, or make
         material changes to,
         Subadvisory
         Agreements without
         shareholder
         approval.                   3,663,573        360,958           --         155,200
(3)     Permit an Amendment
         to the Management
         Contract between PI
         and the Company.            4,416,263        315,503           --         153,461
(4b)    Issuing Senior
         Securities,
         Borrowing Money or
         Pledging Assets             3,702,895        318,423           --         158,413
(4c)    Buying and Selling
         Real Estate                 3,716,126        305,854           --         157,751
(4d)    Buying and Selling
         Commodities and
         Commodity Contracts         3,709,500        316,180           --         154,051
(4f)    Making Loans                 3,702,634        326,337           --         151,360
(4g)    Other Investment
         Restrictions                3,728,922        293,395           --         157,414

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.
                                Dryden Municipal Series Fund - Florida Series 39

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus
Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

40 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

                                Dryden Municipal Series Fund - Florida Series 41

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

42 Visit our website at www.jennisondryden.com

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).
   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.
   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.
   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.
   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
                                Dryden Municipal Series Fund - Florida Series 43

Growth of a $10,000 Investment

                (CHART)

Average Annual Total Returns (with Sales Charge) as of 8/31/03
           One Year     Five Years     Ten Years     Since Inception
Class A     -0.75%        3.68%      4.73%  (4.39)    6.29%  (5.76)
Class B     -2.75         3.89            N/A         5.44   (5.20)
Class C     -0.08         3.59       4.34   (4.00)    4.61   (4.25)
Class Z      2.68         4.60            N/A         5.33   (5.30)

Average Annual Total Returns (without Sales Charge) as of 8/31/03
           One Year     Five Years     Ten Years     Since Inception
Class A      2.32%         4.31%     5.05%  (4.71)    6.55%  (6.01)
Class B      2.16          4.06           N/A         5.44   (5.20)
Class C      1.91          3.80      4.44   (4.10)    4.72   (4.36)
Class Z      2.68          4.60           N/A         5.33   (5.30)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential
Investments LLC and Lipper Inc. Inception dates: Class A, 12/28/90; Class B, 8/1/94;
Class C, 7/26/93; and Class Z, 12/6/96.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Florida Series
(Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (August 31, 1993) and the account values at the end of the current fiscal year (August
31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service
(12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares shown in the graph and in the tables would have been lower.
The returns on investment in the graph and in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Visit our website at www.jennisondryden.com

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Lehman Brothers
Municipal Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Lehman Brothers
Municipal Bond Index may differ substantially from the securities in the Series. The Lehman
Brothers Municipal Bond Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and
1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the tables would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/Florida Series

MAIL                       TELEPHONE         WEBSITE
Gateway Center Three       (800) 225-1852    www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102-4077

Trustees
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

Officers
Judy A. Rice, President - Robert F. Gunia, Vice President -
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

-------------------------------------------------------------------------------
Manager               Prudential Investments LLC  Gateway Center Three
                                                  100 Mulberry Street
                                                  Newark, NJ 07102
-------------------------------------------------------------------------------
Investment Adviser    Prudential Investment       Gateway Center Two
                      Management, Inc.            100 Mulberry Street
                                                  Newark, NJ 07102
-------------------------------------------------------------------------------
Distributor           Prudential Investment       Gateway Center Three
                      Management Services LLC     14th Floor
                                                  100 Mulberry Street
                                                  Newark, NJ 07102
-------------------------------------------------------------------------------
Custodian             State Street Bank           One Heritage Drive
                      and Trust Company           North Quincy, MA 02171
-------------------------------------------------------------------------------
Transfer Agent        Prudential Mutual Fund      PO Box 8098
                      Services LLC                Philadelphia, PA 19101
-------------------------------------------------------------------------------
Independent Auditors  PricewaterhouseCoopers LLP  1177 Avenue of the
                                                  Americas
                                                  New York, NY 10036
-------------------------------------------------------------------------------
Legal Counsel         Shearman & Sterling LLP     599 Lexington Avenue
                                                  New York, NY 10022
-------------------------------------------------------------------------------

Dryden Municipal Series Fund/Florida Series
Share Class        A           B            C            Z
Nasdaq             PFLAX       PFABX        PFLCX        PFLZX
CUSIP              262468101   262468200    262468309    262468408

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

MF148E   IFS-A084962

Dryden
Municipal Series Fund/
New Jersey Series

Formerly known as Prudential Municipal Series Fund/
New Jersey Series

AUGUST 31, 2003    ANNUAL REPORT

                  (GRAPHIC)

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from New
Jersey State income tax and federal income tax,
consistent with the preservation of capital
----------------------------------------------------
This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential
Insurance Company of America.

JennisonDrydenMutualFunds

Dear Shareholder,           October 10, 2003
There have been welcome signs that the U.S.
economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you.
JennisonDryden funds are managed by Prudential
Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed
Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden Municipal Series Fund/New Jersey Series

Dryden Municipal Series Fund/New Jersey Series   1

Your Series' Performance

Series Objective
The investment objective of the Dryden
Municipal Series Fund/New Jersey Series (the
Series) is to maximize current income that is exempt from New Jersey State income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns1 as of 8/31/03

                                  One Year     Five Years     Ten Years      Since Inception2
Class A                             2.57%        25.38%    63.07%  (61.89)   137.12%  (131.31)
Class B                             2.31         23.77     57.80   (56.66)   167.00   (153.43)
Class C                             2.05         22.25          N/A           57.17   (56.45)
Class Z                             2.84         27.69          N/A           44.77   (44.64)
Lehman Brothers Muni Bond Index3    3.14         29.57         76.44               ***
Lipper NJ Muni Debt Funds Avg.4     1.84         21.20         59.09               ****

Average Annual Total Returns1 as of 9/30/03

                                  One Year     Five Years     Ten Years      Since Inception2
Class A                             0.22%         4.28%    4.85%  (4.77)       6.49%  (6.31)
Class B                            -1.79          4.50     4.83   (4.76)       6.70   (6.35)
Class C                             0.89          4.20         N/A             5.27   (5.21)
Class Z                             3.59          5.30         N/A             6.01   (6.00)
Lehman Brothers Muni Bond Index3    3.89          5.67         6.03                ***
Lipper NJ Muni Debt Funds Avg.4     2.93          4.23         4.89                ****

Distributions and Yields1 as of 8/31/03
                                               Taxable Equivalent 30-Day Yield5
          Total Distributions     30-Day                at Tax Rates of
           Paid for 12 Months   SEC Yield            33%              35%
Class A          $0.52            2.96%            4.72%             4.86%
Class B           0.49            2.81             4.48              4.62
Class C           0.47            2.53             4.03              4.16
Class Z           0.55            3.31             5.28              5.44

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The
Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through August 31,
2003. The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually.
Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
Without waiver of fees and/or expense
subsidization, the Series' returns would have been lower, as indicated in parentheses.
2Inception dates: Class A, 1/22/90; Class B,
3/4/88; Class C, 8/1/94; and Class Z, 12/6/96.

2 Visit our website at www.jennisondryden.com

3The Lehman Brothers Municipal (Muni) Bond
Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The
Lipper New Jersey (NJ) Muni Debt Funds Average
(Lipper Average) represents returns based on an average return of all funds in the Lipper NJ
Muni Debt Funds category for the periods noted.
Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New Jersey. Investors cannot invest directly in an index. 5Taxable equivalent yields reflect federal and applicable state tax rates. The returns for the Lehman Brothers Muni
Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper
Average reflect the deduction of operating expenses, but not sales charges or taxes.
***Lehman Brothers Muni Bond Index Closest
Month-End to Inception cumulative total returns as of 8/31/03 are 154.09% for Class A, 194.91%
for Class B, 76.80% for Class C, and 47.28% for
Class Z. Lehman Brothers Muni Bond Index
Closest Month-End to Inception average annual total returns as of 9/30/03 are 7.29% for Class A, 7.39% for Class B, 6.75% for Class C, and 6.28% for Class Z. ****Lipper Average Closest Month-End to
Inception cumulative total returns as of 8/31/03 are 138.67% for Class A, 177.11% for Class B,
60.99% for Class C, and 36.01% for Class Z.
Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/03 are 6.77% for Class A, 6.96% for Class B, 5.63% for
Class C, and 5.01% for Class Z.

Five Largest Issuers expressed as a percentage
of total investments as of 8/31/03
New Jersey State Transportation Trust Fund Authority*               8.9%
Jersey City General Obligation                                      6.9
New Jersey Health Care Facilities Finance Authority*                6.6
New Jersey Economic Development Authority-School Facilities         5.8
New Jersey Economic Development Authority-Kapkowski Road Landfill*  5.7

*Some issuers are prerefunded issues, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details, see the Portfolio of Investments.
Issuers are subject to change.

Portfolio Composition expressed as a percentage
of net assets as of 8/31/03
Transportation                                                     24.6%
General Obligation                                                 16.0
Healthcare                                                         13.4
Corporate-Backed IDB & PCR                                          8.0
Lease-Backed Certificate of Participation                           4.8
Education                                                           4.4
Solid Waste/Resource Recovery                                       2.7
Special Tax/Assessment District                                     1.7
Water & Sewer                                                       1.6
Power                                                               1.3
Tobacco                                                             0.5
Other Muni                                                         17.1
Other                                                               4.0
Cash & Equivalents                                                 -0.1

Portfolio Composition is subject to change.


Credit Quality expressed as a percentage of net assets as of 8/31/03
Aaa                                                                66.3%
Aa                                                                  5.3
A                                                                   8.6
Baa                                                                 8.3
Ba                                                                  0.7
NR                                                                 10.9
Cash                                                               -0.1

Source: Moody's rating, defaulting to S&P when not rated. Credit Quality is subject to change.

Dryden Municipal Series Fund/New Jersey Series   3

Investment Adviser's Report

Market Overview and Performance Summary
The municipal bond market repeatedly rallied, then sold off, which resulted in a 3.14% return for the fiscal year ended August 31, 2003, according to the Lehman Brothers Municipal Bond
Index (the Index). The market's volatility largely reflected uncertainty about the prospects for economic growth in the United
States. The outlook was cloudy because
investors did not know how much the Federal
Reserve (the Fed) would cut short-term interest rates in an effort to stimulate the sluggish economy. There was also concern that U.S.
involvement in a war in Iraq might harm the U.S. economy.

Our investment strategy aimed to provide the Series with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the 12 months ended August
31, 2003, the Series' performance trailed its benchmark, the Index. This occurred because the Series invests in the New Jersey municipal bond sector, which underperformed the broader municipal bond market as measured by the Index. The Index also does not reflect the operating expenses of mutual funds. Compared to its peer group, which does take into account operating expenses, the Series' returns exceeded the Lipper New Jersey Municipal Debt
Funds Average for the 12 months ended August 31, 2003.

Early in our reporting period, municipal bonds gained in value to such an extent that we believed a correction in the market was virtually inevitable. When the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued bonds at that time.

The sell-off in municipal bonds soon turned into a rally. Investors paid higher prices (and accepted lower yields) for tax-exempt bonds because the Fed was expected to cut short-term rates with the goal of boosting economic growth. In November 2002, it reduced its target for the federal funds rate by half a percentage point to 1.25%.

Concern about the economy occurred before and continued after the war in Iraq began in March
2003. Consequently, there was speculation in the financial markets that the Fed would aggressively reduce rates again or purchase
U.S. Treasury securities, which would also exert downward pressure on the general level of interest rates. This factor helped the municipal bond rally remain on track for the most part until mid-June 2003. At that time, however, the municipal bond market began to sell off along with Treasurys. Economic data suggested that the Fed might not cut rates sharply when it met in late June. Indeed, it only lowered its target for the federal funds

4   Visit our website at www.jennisondryden.com
rate by a quarter of a percentage point to 1%.
During the remainder of the reporting period, municipal bond prices slid in July and stabilized in August. Municipal bond prices were hurt by data showing stronger economic growth, even though the job market remained weak.

Credit Quality and Interest-Rate Sensitivity
New Jersey's debt burden has risen in recent years. Nevertheless, we believe that the state's credit remains sound, with further improvement in store as economic growth picks up. During the reporting period, New Jersey general obligation bonds remained rated AA with a stable outlook by Standard & Poor's Ratings
Group, and Aa2 with a negative outlook by Moody's Investors Service.

Given the fiscal challenges facing New Jersey and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important overlapping characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, bonds rated Aaa (both insured and uninsured) accounted for roughly 66% of the Series' net assets as of August 31, 2003. We emphasized
Aaa-rated bonds because they tend to perform better than lower-quality bonds under challenging economic conditions. However, as accelerating economic growth increases demand for riskier assets, lower-quality bonds tend to outperform Aaa-rated municipal bonds. The
Series had some exposure to bonds of below-investment-grade quality, which provided considerable interest income.

In the volatile interest-rate environment, we maintained a barbell strategy that essentially focused on two types of bonds. One side of our barbell primarily emphasized Aaa-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income.
These bonds are considered to have defensive characteristics as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are also attractive to investors because they provide solid income.

Dryden Municipal Series Fund/New Jersey Series   5

Periodically readjusting our coupon barbell strategy was one way to change the Series' duration, which measures its sensitivity to fluctuations in the level of interest rates. In general, when we determined that there was a trend toward higher interest rates, we aimed to shorten the Series' duration to help protect its value as rising interest rates pushed municipal bond prices lower. On the other hand, we aimed to lengthen the Series' duration to help it benefit more fully when falling interest rates drove municipal bond prices higher. In general, we employed this tactic periodically once we determined that the decline in interest rates was indeed a trend rather than a temporary development.

New Jersey Series Management Team

6 Visit our website at www.jennisondryden.com

Financial Statements

           -----------------------------------------------------------
           AUGUST 31, 2003   ANNUAL REPORT
           Dryden Municipal Series Fund
           New Jersey Series

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  96.9%
 MUNICIPAL BONDS
 -----------------------------------------------------------------------------------
 Bergen Cnty., Util. Auth.,
  Wtr. Poll. Ctrl. Rev.,
  Ser. B, F.G.I.C.            Aaa              5.75%        12/15/05  $  1,000       $     1,095,570
 Cape May Cnty. Ind. Poll.
  Ctrl., Fin. Auth. Rev.,
  Atlantic City Elec. Co.,
  Ser. A, M.B.I.A.            Aaa              6.80          3/01/21     2,615             3,235,304
 Clearview Reg. High Sch.
  Dist., F.G.I.C.             Aaa              5.375         8/01/15     1,205             1,319,053
 Delaware River Port Auth.,
  Penn. & NJ Port Dist.
  Proj., Ser. B, F.S.A.       Aaa              5.625         1/01/26     5,000             5,278,450
 Essex Cnty. Impvt. Auth.,
  Lease-Cogen Facs. Proj.
  Rev., F.G.I.C.              Aaa              5.25          1/01/19     1,110             1,160,993
 Gloucester Cnty. Impvt.
  Auth., Solid Wste. Recov.
  Rev. Wste. Mgmt. Proj.,
  Ser. A                      BBB(d)           6.85         12/01/29     3,000             3,357,870
 Hudson Cnty. Impvt. Auth.,
  Solid Wste. Sys. Rev.,
  Ser. A                      AAA(d)           6.10          7/01/20     1,500(e)          1,593,600
 Jackson Twnshp. Sch.
  Dist.,
  G.O., F.G.I.C.              Aaa              6.60          6/01/04     1,020             1,063,095
  G.O., F.G.I.C.              Aaa              6.60          6/01/05       940             1,024,186
  G.O., F.G.I.C.              Aaa              6.60          6/01/10     1,600             1,898,432
  G.O., F.G.I.C.              Aaa              6.60          6/01/11     1,600             1,910,000
 Jersey City,
  G.O., Ser. A, F.S.A.        Aaa              9.25          5/15/04     4,310             4,557,523
  G.O., Ser. A, Rfdg. &
  Gen. Impvt., A.M.B.A.C.     Aaa              5.25          3/01/13     4,170             4,560,854
  G.O., Ser. A, Rfdg. &
  Gen. Impvt., A.M.B.A.C.     Aaa              5.25          3/01/14     2,695             2,938,170
 Middle Twnshp. Sch. Dist.,
  F.G.I.C.                    Aaa              7.00          7/15/05     1,200(f)          1,322,532
 Millburn Twnshp. Sch.
  Dist.,
  Brd. of Ed., G.O.           Aa1              5.35          7/15/13     1,140             1,258,150
  Brd. of Ed., G.O.           Aa1              5.35          7/15/14     1,135             1,250,066
 New Jersey Bldg. Auth. St.
  Rev., Rfdg., Ser. B,
  A.M.B.A.C.                  Aaa              5.25         12/15/09     4,000             4,474,320

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 New Jersey Econ. Dev.
  Auth. Rev.,
  Sch. Facs. Constrs., Ser.
  A, A.M.B.A.C.               Aaa              5.125%        6/15/14  $  3,000       $     3,188,790
  Sch. Facs. Constrs., Ser.
  A, A.M.B.A.C.               Aaa              5.25          6/15/18     4,500             4,741,740
  Sch. Facs. Constrs., Ser.
  A, A.M.B.A.C.               Aaa              5.25          6/15/19     2,000             2,091,920
 New Jersey Econ. Dev.
  Auth. St. Contract,
  C.A.B.S., Rfdg., Econ.
  Fund, Ser. A, M.B.I.A.      Aaa              Zero          3/15/20     2,000               848,540
  C.A.B.S., Rfdg., Econ.
  Fund,
  Ser. A, M.B.I.A.            Aaa              Zero          9/15/20     1,000               413,420
 New Jersey Econ. Dev.
  Auth.,
  Masonic Charity Fdn.
  Proj.                       A+(d)            5.875         6/01/18       250               272,888
  Masonic Charity Fdn.
  Proj.                       A+(d)            6.00          6/01/25     1,150             1,243,368
 New Jersey Econ. Dev.
  Auth., Dist. Heating &
  Cooling Rev.,
  Trigen-Trenton Proj.,
  Ser. A                      BBB-(d)          6.20         12/01/10       600               594,762
 New Jersey Econ. Dev.
  Auth., Econ. Dev. Rev.,
  Kapkowski Rd. Landfill,
  Rfdg.                       Baa3             6.50          4/01/28     2,000             2,161,400
  Kapkowski Rd. Landfill,
  Ser. A                      Aaa              6.375         4/01/31     5,800(e)          6,956,462
  Kapkowski Rd. Landfill,
  Ser. A, C.A.B.S., E.T.M.    Aaa              Zero          4/01/08     1,020               886,910
  Nat'l. Assoc. of
  Accountants                 NR               7.65          7/01/09       760               760,266
 New Jersey Econ. Dev.
  Auth., Natural Gas Facs.
  Rev.,
  NUI Corp. Proj., Ser. A,
  M.B.I.A., A.M.T.            Aaa              5.70          6/01/32     1,500             1,561,335
 New Jersey Econ. Dev.
  Auth., Rev.,
  First Mtge. - Franciscan
  Oaks                        NR               5.70         10/01/17     2,040             1,831,675
  First Mtge. - Keswick
  Pines                       NR               5.75          1/01/24     1,750             1,633,677
  First Mtge. - The
  Evergreens                  NR               5.875        10/01/12     1,200             1,192,596
  First Mtge. - The
  Evergreens                  NR               6.00         10/01/17     1,425             1,400,091
  First Mtge. - The
  Evergreens                  NR               6.00         10/01/22     1,400             1,332,632
  Trans. Proj. Sublease,
  Ser. A, F.S.A.              Aaa              6.00          5/01/16     1,350             1,526,648
 New Jersey Econ. Dev.
  Auth., Wtr. Facs. Rev.,
  R.I.T.E.S., PA-98,
  F.G.I.C., A.M.T.            NR               10.519(c)    11/01/29     5,000             5,657,100

                                              See Notes to Financial Statements.
                              Dryden Municipal Series Fund - New Jersey Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 New Jersey Hlth. Care
  Facs. Fin.
  Auth. Rev., Atlantic City
  Med. Ctr.                   A3               6.25%         7/01/17  $  1,750       $     1,881,302
  Englewood Hosp. & Med.
  Ctr.                        NR               6.75          7/01/24     1,230(e)          1,310,590
  Jersey Shore Med. Ctr.,
  A.M.B.A.C.                  AAA(d)           6.00          7/01/09       835(e)            886,194
  Jersey Shore Med. Ctr.,
  A.M.B.A.C.                  Aaa              6.00          7/01/09       630               666,137
  Jersey Shore Med. Ctr.,
  A.M.B.A.C.                  AAA(d)           6.25          7/01/21       850(e)            903,881
  Jersey Shore Med. Ctr.,
  A.M.B.A.C.                  Aaa              6.25          7/01/21       650(f)            685,633
  Pascack Valley Hosp.
  Assoc.                      BB+(d)           5.125         7/01/28     1,500             1,205,115
  Somerset Med. Ctr.          Baa2             5.50          7/01/33     1,500             1,424,160
  South Jersey Hosp.          Baa1             6.00          7/01/26     1,000             1,012,900
  South Jersey Hosp.          Baa1             6.00          7/01/32     1,000             1,008,770
  St. Joseph's Hosp. & Med.
  Ctr., Ser. A, CONNIE LEE    AAA(d)           5.70          7/01/11     4,375             4,656,137
  St. Peters Univ. Hosp.,
  Ser. A                      Baa1             6.875         7/01/30     1,750             1,846,198
 New Jersey St. Ed. Facs.
  Auth. Rev., Coll. of New
  Jersey, Ser. C, F.G.I.C.    Aaa              5.375         7/01/17     1,000             1,071,460
  Felician College of Lodi,
  Ser. D                      NR               7.375        11/01/22     1,210             1,122,916
  Princeton Theological,
  Ser. B                      Aaa              5.90          7/01/26     2,500(e)          2,803,150
 New Jersey St. Hwy. Auth.,
  Garden St. Pkwy.,
  Gen. Rev.                   A1               5.75          1/01/14     2,500(e)          2,857,150
  Gen. Rev.                   A1               5.625         1/01/30     1,650(e)          1,874,037
  Gen. Rev., E.T.M.           A1               6.20          1/01/10     3,035             3,442,783
 New Jersey St. Tpke.
  Auth., Tpke. Rev.,
  Ser. A, M.B.I.A.            Aaa              5.75          1/01/18     7,500             8,256,525
  Ser. C, M.B.I.A., E.T.M.    Aaa              6.50          1/01/09     1,000             1,173,580
 New Jersey St. Trans.
  Trust Fund Auth. Rev,
  R.I.T.E.S., PA-646,
  M.B.I.A.                    NR               17.168(c)    12/15/08     2,475             3,819,346
  Trans. Sys., Ser. B,
  M.B.I.A.                    Aaa              6.50          6/15/10     1,540             1,806,143
  Trans. Sys., Ser. B,
  M.B.I.A.                    Aaa              5.75          6/15/14     1,315(e)          1,443,554
  Trans. Sys., Ser. B,
  M.B.I.A.                    Aaa              5.75          6/15/14     2,185             2,367,972
  Trans. Sys., Ser. B,
  M.B.I.A.                    Aaa              6.00         12/15/19     2,000(e)          2,335,180
  Trans. Sys., Ser. C         Aa3              5.50          6/15/14     3,350             3,659,942

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 North Brunswick Twnshp.,
  Brd. of Ed., G.O.           Aa3              6.80%         6/15/06  $    350       $       396,599
  Brd. of Ed., G.O.           Aa3              6.80          6/15/07       350               406,333
 Port Auth. of New York &
  New Jersey, Cons. Ser.
  127, A.M.B.A.C., A.M.T.     Aaa              5.50         12/15/15     3,000             3,215,640
  Ser. 96, F.G.I.C., A.M.T.   Aaa              6.60         10/01/23     2,750             2,918,300
 Puerto Rico Comnwlth. Hwy.
  & Trans. Rev., Ser. E,
  F.S.A.                      Aaa              5.50          7/01/16     2,000             2,247,400
 Puerto Rico Elec. Pwr.
  Auth., Rfdg., Ser. JJ,
  M.B.I.A.                    Aaa              5.25          7/01/15     2,000             2,207,980
  Ser. X, M.B.I.A.            Aaa              6.00          7/01/12     3,295(e)          3,639,130
 Puerto Rico Pub. Fin.
  Corp., Comnwlth. Approp.,
  Ser. A, M.B.I.A.            Aaa              5.50          8/01/17     1,500             1,640,850
 Rutgers - The St. Univ. of
  New Jersey, Ser. A          Aa3              6.40          5/01/13     2,000             2,334,300
 Sparta Twnshp. Sch. Dist.,
  G.O., M.B.I.A.              Aaa              5.75          9/01/14     1,000(e)          1,113,290
 Sussex Cnty. Mun. Utils.
  Auth., Solid Wste. Rev.,
  F.G.I.C.                    Aaa              5.00         12/01/13     2,000             2,156,480
 Tobacco Settlement Fin.
  Corp., Rev.                 Baa2             6.25          6/01/43     1,250               947,588
 Union City Sch. Impvt.,
  G.O., F.S.A.                Aaa              6.375        11/01/08     1,545             1,811,281
 Union Cnty. Impvt. Auth.
  Rev., Plainfield Brd. of
  Ed. Proj.,
  F.G.I.C.                    AAA(d)           6.25          8/01/14     1,175(e)          1,358,359
  F.G.I.C.                    AAA(d)           6.25          8/01/15     1,250(e)          1,445,063
  F.G.I.C.                    AAA(d)           6.25          8/01/16     1,330(e)          1,537,546
  F.G.I.C.                    AAA(d)           6.25          8/01/17     1,415(e)          1,635,811
 Virgin Islands Pub. Fin.
  Auth. Rev., Ser. A          BBB-(d)          6.50         10/01/24       750               822,638
                                                                                     ---------------
 Total long-term
  investments
  (cost $161,241,078)                                                                    170,949,731
                                                                                     ---------------
 SHORT-TERM INVESTMENTS  2.0%
 -----------------------------------------------------------------------------------
 Mun. Secs. Trust Cert.,
  G.O.,
  Ser. 2001-174 Cert. Class
  A, F.R.D.D.                 A-1(d)           0.85          9/02/03     1,500             1,500,000

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 11

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 New Jersey Econ. Dev.
  Auth. Rev., Encap. Golf
  Holdings LLC,
  Ser. A, F.R.W.D., A.M.T.    VMIG1            0.85%         9/04/03  $  2,000       $     2,000,000
                                                                                     ---------------
 Total short-term
  investments
  (cost $3,500,000)                                                                        3,500,000
                                                                                     ---------------
 TOTAL INVESTMENTS  98.9%
  (COST $164,741,078; NOTE
  5)                                                                                     174,449,731
 Other assets in excess of
  liabilities  1.1%                                                                        1,900,975
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   176,350,706
                                                                                     ---------------
                                                                                     ---------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    CONNIE LEE--College Construction Loan Insurance Association.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or next date on which the rate of interest is adjusted.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(d) Standard & Poor's Rating.
(e) All or partial prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Partial principal amount pledged as collateral for financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

                       This Page Intentionally Left Blank

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 ------------------------------------------------------------------------------
 Investments, at value (cost $164,741,078)                         $174,449,731
 Cash                                                                    86,801
 Interest receivable                                                  2,436,914
 Receivable for Series shares sold                                       26,806
 Due from broker-variation margin                                         9,915
 Prepaid expenses                                                         3,580
                                                                   ------------
 TOTAL ASSETS                                                       177,013,747
                                                                   ------------
 LIABILITIES
 ------------------------------------------------------------------------------
 Payable for Series shares reacquired                                   296,353
 Dividends payable                                                      119,181
 Accrued expenses                                                       115,807
 Management fee payable                                                  75,069
 Distribution fee payable                                                46,440
 Deferred trustees' fees                                                 10,191
                                                                   ------------
 TOTAL LIABILITIES                                                      663,041
                                                                   ------------
 NET ASSETS                                                        $176,350,706
                                                                   ------------
                                                                   ------------
 ------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at par                          $    160,019
    Paid-in capital in excess of par                                165,003,073
                                                                   ------------
                                                                    165,163,092
    Accumulated net investment loss                                     (37,437)
    Accumulated net realized gain on investments                      1,569,502
    Net unrealized appreciation on investments                        9,655,549
                                                                   ------------
 NET ASSETS, AUGUST 31, 2003                                       $176,350,706
                                                                   ------------
                                                                   ------------
See Notes to Financial Statements.
14 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($134,271,246 / 12,186,591 shares of beneficial interest issued and
 outstanding)                                                                  $11.02
 Maximum sales charge (3% of offering price)                                      .34
                                                                               ------
 Maximum offering price to public                                              $11.36
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($33,216,642 / 3,013,003 shares of beneficial interest issued and
 outstanding)                                                                  $11.02
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($5,865,156 / 532,197 shares of beneficial interest issued and outstanding)   $11.02
 Sales charge (1% of offering price)                                              .11
                                                                               ------
 Offering price to public                                                      $11.13
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($2,997,662 / 270,137 shares of beneficial interest issued and outstanding)   $11.10
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 15

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Interest                                                                   $ 9,458,038
                                                                            -----------
 Expenses
 Management fee                                                                 918,875
 Distribution fee--Class A                                                      348,430
 Distribution fee--Class B                                                      179,627
 Distribution fee--Class C                                                       45,109
 Custodian's fees and expenses                                                  124,000
 Transfer agent's fees and expenses                                              70,000
 Reports to shareholders                                                         56,000
 Legal fees and expenses                                                         48,000
 Registration fees                                                               25,000
 Audit fee                                                                       13,000
 Trustees' fees                                                                  11,000
 Miscellaneous expenses                                                           9,654
                                                                            -----------
     TOTAL EXPENSES                                                           1,848,695
 Less: custodian fee credit (Note 1)                                                (73)
                                                                            -----------
     NET EXPENSES                                                             1,848,622
                                                                            -----------
 NET INVESTMENT INCOME                                                        7,609,416
                                                                            -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                   1,650,017
    Written option transactions                                                  12,034
    Financial futures transactions                                             (234,399)
                                                                            -----------
                                                                              1,427,652
                                                                            -----------
 Net change in unrealized appreciation (depreciation) on:
    Investments                                                              (4,398,130)
    Financial futures contracts                                                  11,435
                                                                            -----------
                                                                             (4,386,695)
                                                                            -----------
 Net loss on investments                                                     (2,959,043)
                                                                            -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 4,650,373
                                                                            -----------
                                                                            -----------

See Notes to Financial Statements.
16 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   7,609,416       $   8,447,929
 Net realized gain on investment transactions              1,427,652           1,013,564
 Net change in unrealized appreciation
 (depreciation) on investments                            (4,386,695)           (307,446)
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                4,650,373           9,154,047
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS (NOTE 1)
 Dividends from net investment income
 Class A                                                  (5,837,798)         (6,620,866)
 Class B                                                  (1,416,222)         (1,633,173)
 Class C                                                    (221,597)           (176,892)
 Class Z                                                    (108,256)            (30,147)
                                                      ---------------    -----------------
                                                          (7,583,873)         (8,461,078)
                                                      ---------------    -----------------
 Distributions from net realized gains
 Class A                                                    (552,564)           (290,862)
 Class B                                                    (147,238)            (74,147)
 Class C                                                     (23,661)             (7,540)
 Class Z                                                      (5,835)               (917)
                                                      ---------------    -----------------
                                                            (729,298)           (373,466)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6)
 Net proceeds from shares sold                            19,643,365          17,942,628
 Net asset value of shares issued in reinvestment
 of dividends and distributions                            4,809,055           5,019,673
 Cost of shares reacquired                               (28,562,205)        (20,656,328)
                                                      ---------------    -----------------
 Net increase (decrease) in net assets from Series
    share transactions                                    (4,109,785)          2,305,973
                                                      ---------------    -----------------
 Total increase (decrease)                                (7,772,583)          2,625,476
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       184,123,289         181,497,813
                                                      ---------------    -----------------
 End of year                                           $ 176,350,706       $ 184,123,289
                                                      ---------------    -----------------
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 17

Notes to Financial Statements

Dryden Municipal Series Fund (the 'Fund'), formerly known as Prudential Municipal Series Fund is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of six series. These financial statements relate only to New Jersey Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and New Jersey state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

18 Visit our website at www.jennisondryden.com

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss

                             Dryden Municipal Series Fund - New Jersey Series 19
on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

20 Visit our website at www.jennisondryden.com calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

                             Dryden Municipal Series Fund - New Jersey Series 21

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS advised the Series that it has received approximately $58,900 and $9,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that during the year ended August 31, 2003, it received approximately $45,200 and $1,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2003.

22 Visit our website at www.jennisondryden.com

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $51,300 for the services of PMFS. As of August 31, 2003, approximately $4,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $9,200 in total networking fees of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, were approximately $8,600 for the year ended August 31, 2003. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2003, approximately $700 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2003, were $72,947,201 and $71,896,932, respectively.

During the year ended August 31, 2003, the Series entered into financial futures contracts. Details of contracts outstanding at August 31, 2003 were as follows:

                                                            VALUE AT         VALUE AT          UNREALIZED
NUMBER OF                               EXPIRATION         AUGUST 31,         TRADE           APPRECIATION
CONTRACTS            TYPE                  DATE               2003             DATE          (DEPRECIATION)
---------     -------------------    -----------------    ------------     ------------     ----------------
              Long Positions:
              U.S. Treasury 10 Yr
      33       Notes                 Sep 2003             $  3,680,531     $  3,676,904         $  3,627
      46      U.S. Treasury Bonds    Sep 2003                4,940,688        4,909,085           31,603
              Short Position:
              U.S. Treasury 5 Yr
     148       Notes                 Sep 2003              (16,499,688)     (16,411,354)         (88,334)
                                                                                                 -------
                                                                                                $(53,104)
                                                                                                 -------
                                                                                                 -------

                             Dryden Municipal Series Fund - New Jersey Series 23

Transactions in options written during the year ended August 31, 2003, were as follows:
                                                      CONTRACTS       PREMIUMS
                                                      ----------      ---------
      Balance as of August 31, 2002                        --               --
         Options written                                   22         $ 15,742
         Options terminated                               (22)         (15,742)
                                                           --         ---------
      Balance as of August 31, 2003                        --               --
                                                           --         ---------
                                                           --         ---------
NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2003, the adjustments were to decrease undistributed net investment income by $62,980, increase accumulated net realized gain by $25,543 and increase paid-in capital by $37,437 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2003 were:

    TAX-EXEMPT                                    LONG-TERM                TOTAL
      INCOME            ORDINARY INCOME         CAPITAL GAINS          DISTRIBUTIONS
------------------     ------------------     ------------------     ------------------
    $7,583,873              $10,446                $718,852              $8,313,171

Tax character of distributions paid during the year ended August 31, 2002 were:

    TAX-EXEMPT                                    LONG-TERM                TOTAL
      INCOME            ORDINARY INCOME         CAPITAL GAINS          DISTRIBUTIONS
------------------     ------------------     ------------------     ------------------
    $8,429,294              $405,250                  --                 $8,834,544

As of August 31, 2003, the components of distributable earnings on a tax basis were $81,744 (includes a timing difference of $119,181 for dividends payable) and $1,471,694 of tax-exempt income and long-term capital gains, respectively.

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

The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2003 were as follows:

    TAX BASIS                                                          NET UNREALIZED
  OF INVESTMENTS          APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $164,696,374           $10,485,259              $731,902              $9,753,357

The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount and deferred losses on wash sales.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        842,096    $  9,551,086
Shares issued in reinvestment of dividends and distributions       325,312       3,649,211
Shares reacquired                                               (1,870,865)    (21,125,741)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (703,457)     (7,925,444)
Shares issued upon conversion from Class B                         428,977       4,884,211
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (274,480)   $ (3,041,233)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        697,343    $  7,681,399
Shares issued in reinvestment of dividends and distributions       352,078       3,877,424
Shares reacquired                                               (1,546,658)    (17,071,058)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (497,237)     (5,512,235)
Shares issued upon conversion from Class B                         442,339       4,862,235
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      (54,898)   $   (650,000)
                                                                ----------    ------------
                                                                ----------    ------------

                             Dryden Municipal Series Fund - New Jersey Series 25

CLASS B                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        476,802    $  5,360,213
Shares issued in reinvestment of dividends and distributions        81,589         915,329
Shares reacquired                                                 (420,686)     (4,747,136)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       137,705       1,528,406
Shares reacquired upon conversion into Class A                    (428,874)     (4,884,211)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (291,169)   $ (3,355,805)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        592,645    $  6,548,409
Shares issued in reinvestment of dividends and distributions        90,282         994,751
Shares reacquired                                                 (284,209)     (3,138,720)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       398,718       4,404,440
Shares reacquired upon conversion into Class A                    (442,233)     (4,862,235)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      (43,515)   $   (457,795)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS C
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        110,696    $  1,251,580
Shares issued in reinvestment of dividends and distributions        14,718         165,064
Shares reacquired                                                  (90,758)     (1,019,547)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       34,656    $    397,097
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        236,734    $  2,617,649
Shares issued in reinvestment of dividends and distributions        11,218         123,673
Shares reacquired                                                  (13,473)       (148,908)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      234,479    $  2,592,414
                                                                ----------    ------------
                                                                ----------    ------------
CLASS Z
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        306,808    $  3,480,486
Shares issued in reinvestment of dividends and distributions         7,015          79,451
Shares reacquired                                                 (144,944)     (1,669,781)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      168,879    $  1,890,156
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                         98,460    $  1,095,171
Shares issued in reinvestment of dividends and distributions         2,144          23,825
Shares reacquired                                                  (26,951)       (297,642)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       73,653    $    821,354
                                                                ----------    ------------
                                                                ----------    ------------

26 Visit our website at www.jennisondryden.com

Financial Highlights

     -----------------------------------------------------------
     AUGUST 31, 2003     ANNUAL REPORT

     Dryden Municipal Series Fund
     New Jersey Series

Financial Highlights

                                                                          CLASS A
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   11.25
                                                                           -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                         .47
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 (.18)
                                                                           -------
 Total from investment operations                                              .29
                                                                           -------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                         (.47)
 Distributions in excess of net investment income                               --
 Tax return of capital distributions                                            --
 Distributions from net realized gains on investment
 transactions                                                                 (.05)
                                                                           -------
 Total distributions                                                          (.52)
                                                                           -------
 Net asset value, end of year                                            $   11.02
                                                                           -------
                                                                           -------
 TOTAL RETURN(A):                                                             2.57%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 134,271
 Average net assets (000)                                                $ 139,372
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(c)               .94%
    Expenses, excluding distribution and service (12b-1) fees                  .69%
    Net investment income                                                     4.20%
 For Class A, B, C and Z shares:
    Portfolio turnover rate                                                     42%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.80% to 4.81%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
See Notes to Financial Statements.
28 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.23             $  10.65             $  10.67             $  11.31
      -------              -------              -------              -------
          .53                  .52                  .52                  .52
          .04                  .58                  .03                 (.55)
      -------              -------              -------              -------
          .57                 1.10                  .55                 (.03)
      -------              -------              -------              -------
         (.53)                (.52)                (.52)                (.52)
           --                   --                   --                   --(b)
           --                   --                   --(b)                --
         (.02)                  --                 (.05)                (.09)
      -------              -------              -------              -------
         (.55)                (.52)                (.57)                (.61)
      -------              -------              -------              -------
     $  11.25             $  11.23             $  10.65             $  10.67
      -------              -------              -------              -------
      -------              -------              -------              -------
         5.24%               10.67%                5.39%                (.40)%
     $140,190             $140,608             $122,664             $123,692
     $137,516             $132,389             $122,573             $125,547
          .91%                 .95%                 .92%                 .84%
          .66%                 .70%                 .67%                 .64%
         4.81%                4.77%                4.95%                4.66%
           25%                  22%                  28%                  15%

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 29

Financial Highlights
Cont'd.

                                                                          CLASS B
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 11.25
                                                                           ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .44
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.18)
                                                                           ------
 Total from investment operations                                             .26
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.44)
 Distributions in excess of net investment income                              --
 Tax return of capital distributions                                           --
 Distributions from net realized gains on investment
 transactions                                                                (.05)
                                                                           ------
 Total distributions                                                         (.49)
                                                                           ------
 Net asset value, end of year                                             $ 11.02
                                                                           ------
                                                                           ------
 TOTAL RETURN(A):                                                            2.31%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $33,217
 Average net assets (000)                                                 $35,925
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.19%
    Expenses, excluding distribution and service (12b-1) fees                 .69%
    Net investment income                                                    3.96%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.55% to 4.56%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
See Notes to Financial Statements.
30 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.24             $  10.66             $  10.67             $  11.31
       ------               ------               ------               ------
          .50                  .49                  .49                  .49
          .03                  .58                  .04                 (.55)
       ------               ------               ------               ------
          .53                 1.07                  .53                 (.06)
       ------               ------               ------               ------
         (.50)                (.49)                (.49)                (.49)
           --                   --                   --                   --(b)
           --                   --                   --(b)                --
         (.02)                  --                 (.05)                (.09)
       ------               ------               ------               ------
         (.52)                (.49)                (.54)                (.58)
       ------               ------               ------               ------
     $  11.25             $  11.24             $  10.66             $  10.67
       ------               ------               ------               ------
       ------               ------               ------               ------
         4.98%               10.29%                5.23%                (.71)%
     $ 37,188             $ 37,621             $ 49,995             $ 79,598
     $ 35,743             $ 40,214             $ 61,647             $ 96,542
         1.16%                1.20%                1.17%                1.14%
          .66%                 .70%                 .67%                 .64%
         4.56%                4.52%                4.69%                4.35%

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 31

Financial Highlights
Cont'd.

                                                                          CLASS C
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 11.25
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .42
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.18)
                                                                            -----
 Total from investment operations                                             .24
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.42)
 Distributions in excess of net investment income                              --
 Tax return of capital distributions                                           --
 Distributions from net realized gains on investment
 transactions                                                                (.05)
                                                                            -----
 Total distributions                                                         (.47)
                                                                            -----
 Net asset value, end of year                                             $ 11.02
                                                                            -----
                                                                            -----
 TOTAL RETURN(A):                                                            2.05%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 5,865
 Average net assets (000)                                                 $ 6,015
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(c)             1.44%
    Expenses, excluding distribution and service (12b-1) fees                 .69%
    Net investment income                                                    3.70%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.
32 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $11.24               $10.66               $10.67               $11.31
       -----                -----                -----                -----
         .47                  .47                  .47                  .46
         .03                  .58                  .04                 (.55)
       -----                -----                -----                -----
         .50                 1.05                  .51                 (.09)
       -----                -----                -----                -----
        (.47)                (.47)                (.47)                (.46)
          --                   --                   --                   --(b)
          --                   --                   --(b)                --
        (.02)                  --                 (.05)                (.09)
       -----                -----                -----                -----
        (.49)                (.47)                (.52)                (.55)
       -----                -----                -----                -----
      $11.25               $11.24               $10.66               $10.67
       -----                -----                -----                -----
       -----                -----                -----                -----
        4.73%               10.02%                4.96%                (.95)%
      $5,598               $2,956               $2,385               $1,825
      $4,101               $2,390               $2,077               $1,622
        1.41%                1.45%                1.42%                1.39%
         .66%                 .70%                 .67%                 .64%
        4.31%                4.27%                4.45%                4.13%

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 33

Financial Highlights
Cont'd.

                                                                          CLASS Z
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 11.33
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .50
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.18)
                                                                            -----
 Total from investment operations                                             .32
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.50)
 Distributions in excess of net investment income                              --
 Tax return of capital distributions                                           --
 Distributions from net realized gains on investment
 transactions                                                                (.05)
                                                                            -----
 Total distributions                                                         (.55)
                                                                            -----
 Net asset value, end of year                                             $ 11.10
                                                                            -----
                                                                            -----
 TOTAL RETURN(A):                                                            2.84%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 2,998
 Average net assets (000)                                                 $ 2,463
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                 .69%
    Expenses, excluding distribution and service (12b-1) fees                 .69%
    Net investment income                                                    4.41%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.03% to 5.04%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.
34 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $11.31               $10.73               $10.75               $11.32
       -----                -----                -----                -----
         .56                  .55                  .55                  .54
         .04                  .58                  .03                 (.48)
       -----                -----                -----                -----
         .60                 1.13                  .58                  .06
       -----                -----                -----                -----
        (.56)                (.55)                (.55)                (.54)
          --                   --                   --                   --(b)
          --                   --                   --(b)                --
        (.02)                  --                 (.05)                (.09)
       -----                -----                -----                -----
        (.58)                (.55)                (.60)                (.63)
       -----                -----                -----                -----
      $11.33               $11.31               $10.73               $10.75
       -----                -----                -----                -----
       -----                -----                -----                -----
        5.58%               10.80%                5.66%                 .45%
      $1,147                 $312                 $111                  $62
        $598                 $194                  $72                  $77
         .66%                 .70%                 .67%                 .64%
         .66%                 .70%                 .67%                 .64%
        5.04%                5.03%                5.22%                4.86%

                                              See Notes to Financial Statements.
                             Dryden Municipal Series Fund - New Jersey Series 35

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden Municipal Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Municipal Series Fund (formerly, Prudential Municipal Series Fund), New Jersey Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

36 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (August 31, 2003) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2003, dividends paid from net investment income totalling $.47 per Class A share, $.44 per Class B share, $.42 per Class C shares and $.51 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from short-term capital gain of $.0007 per Class A, B, C and Z shares which are taxable as ordinary income. In addition, the Fund paid long-term capital gain distributions of $.0443 per Class A, B, C and Z share. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2003 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 2003. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 2003.

                             Dryden Municipal Series Fund - New Jersey Series 37

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:

    - David E.A. Carson
    - Robert E. La Blanc
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - Stephen P. Munn
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Clay T. Whitehead

(3) To permit an amendment to the management contract between PI and the Fund.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson           14,622,187             --      370,255              --
        Robert E. La Blanc          14,625,190             --      367,252              --
        Robert F. Gunia             14,643,689             --      348,753              --
        Douglas H.
         McCorkindale               14,631,945             --      360,497              --
        Stephen P. Munn             14,641,955             --      350,487              --
        Richard A. Redeker          14,642,549             --      349,893              --
        Judy A. Rice                14,643,415             --      349,027              --
        Robin B. Smith              14,622,235             --      370,207              --
        Stephen Stoneburn           14,634,599             --      357,843              --
        Clay T. Whitehead           14,643,764             --      348,678              --

(3)     Permit an Amendment
         to the Management
         Contract Between PI
         and the Company            13,871,977        870,098           --         250,367

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

38 Visit our website at www.jennisondryden.com

A meeting of the Fund's shareholders was held on August 21, 2003. The meeting was held for the following purposes:

(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.

(4a) To approve changes to fundamental investment restrictions and policies, relating to: fund diversification.

(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.

(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.

(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------
(2)     Permit the Manager to
         Enter Into, or Make
         Material Changes to
         Agreements Without
         Shareholder Approval      7,583,402        1,296,722             --         297,535

(4a)    Fund Diversification       7,902,948          940,024             --         334,686

(4b)    Issuing Senior
         Securities,
         Borrowing Money or
         Pledging Assets           7,755,857        1,118,144             --         303,658

(4c)    Buying and Selling
         Real Estate               7,808,487        1,052,158             --         317,014

(4d)    Buying and Selling
         Commodities and
         Commodity Contracts       7,785,566        1,078,630             --         313,463

(4f)    Making Loans               7,708,002        1,121,770             --         347,887

(4g)    Other Investment
         Restrictions              7,758,434        1,033,971             --         385,254

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.
                             Dryden Municipal Series Fund - New Jersey Series 39

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 20033
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).
40 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

                             Dryden Municipal Series Fund - New Jersey Series 41

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)
MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

42 Visit our website at www.jennisondryden.com


   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
                             Dryden Municipal Series Fund - New Jersey Series 43

Growth of a $10,000 Investment

                  GRAPH)

Average Annual Total Returns (with Sales Charge) as of 8/31/03
               One Year   Five Years    Ten Years    Since Inception
Class A         -0.51%       3.99%     4.69% (4.62)   6.31%  (6.12)
Class B         -2.59        4.19      4.67  (4.59)   6.54   (6.19)
Class C          0.06        3.89          N/A        4.99   (4.93)
Class Z          2.84        5.01          N/A        5.65   (5.63)

Average Annual Total Returns (without Sales Charge) as of 8/31/03
               One Year   Five Years    Ten Years    Since Inception
Class A          2.57%       4.63%    5.01%  (4.94)   6.55%  (6.36)
Class B          2.31        4.36     4.67   (4.59)   6.54   (6.19)
Class C          2.05        4.10         N/A         5.10   (5.05)
Class Z          2.84        5.01         N/A         5.65   (5.63)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential
Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class
C, 8/1/94; and Class Z, 12/6/96.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New Jersey Series
(Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (August 31, 1993) and the account values at the end of the current fiscal year (August 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares shown in the graph and in the tables would have been lower. The returns on investment in the graph and in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Visit our website at www.jennisondryden.com

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Lehman Brothers
Municipal Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Lehman Brothers
Municipal Bond Index may differ substantially from the securities in the Series. The Lehman
Brothers Municipal Bond Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the tables would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/New Jersey Series

MAIL                      TELEPHONE          WEBSITE
Gateway Center Three      (800) 225-1852     www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102-4077

Trustees
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

Officers
Judy A. Rice, President - Robert F. Gunia, Vice President - Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

Manager                 Prudential Investments LLC  Gateway Center Three
                                                    100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Investment Adviser      Prudential Investment       Gateway Center Two
                        Management, Inc.            100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Distributor             Prudential Investment       Gateway Center Three
                        Management Services LLC     14th Floor
                                                    100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Custodian               State Street Bank           One Heritage Drive
                        and Trust Company           North Quincy, MA 02171
-------------------------------------------------------------------------------
Transfer Agent          Prudential Mutual Fund      PO Box 8098
                        Services LLC                Philadelphia, PA 19101
-------------------------------------------------------------------------------
Independent AUditors    PricewaterhouseCoopers LLP  1177 Avenue of the Americas
                                                    New York, NY 10036
-------------------------------------------------------------------------------
Legal Counsel           Shearman & Sterling LLP     599 Lexington Avenue
                                                    New York, NY 10022
-------------------------------------------------------------------------------

Dryden Municipal Series Fund/New Jersey Series
Share Class          A          B           C          Z
Nasdaq               PRNJX      PBNJX       PCNJX      PZNJX
CUSIP                262468804  262468887   262468879  262468861

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

MF138E   IFS-A084963

Dryden
Municipal Series Fund/
New Jersey Money Market Series

Formerly known as Prudential Municipal Series Fund/
New Jersey Money Market Series

AUGUST 31, 2003   ANNUAL REPORT

                        (GRAPHIC)
FUND TYPE
Money market

OBJECTIVE
The highest level of current income
that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital

-----------------------------------------------------

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,                  October 10, 2003
There have been welcome signs that the U.S.
economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you.
JennisonDryden funds are managed by Prudential
Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed
Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden Municipal Series Fund/New Jersey Money Market Series

Dryden Municipal Series Fund/New Jersey Money Market Series   1

Your Fund's Performance

Fund Objective
The Dryden Municipal Series Fund/New Jersey
Money Market Series (the Series) seeks to provide the highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Fund Facts as of 8/31/03

                          7-Day        Net Asset  Taxable Equivalent Yield*   Weighted Avg.  Net Assets
                       Current Yield  Value (NAV)  @28%    @33%   @35%       Maturity (WAM)  (Millions)
New Jersey Money
Market Series             0.17%          $1.00     0.25%   0.27%  0.28%         58 Days         $176
--------------------------------------------------------------------------------------------------------
iMoneyNet, Inc.
State Specific Retail
New Jersey Avg.**         0.28%           N/A      0.42%   0.45%  0.46%         50 Days          N/A
--------------------------------------------------------------------------------------------------------

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports a 7-day current yield and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. State Specific
Retail New Jersey Average category as of August
25, 2003, the closest date to the end of our reporting period.

2 Visit our website at www.jennisondryden.com

State Specific Money Market Fund Yield Comparison

               (CHART)


Weighted Average Maturity Comparison

               (CHART)

Past performance is not indicative of future results. The graphs portray weekly 7-day current yields and weekly WAMs for the Dryden
Municipal Series Fund/New Jersey Money Market
Series and the iMoneyNet, Inc. State Specific
Retail New Jersey Average every Monday from
August 26, 2002 to August 25, 2003, the closest dates to the beginning and end of our reporting period. The data portrayed at the end of the reporting period in the graph may not match the data portrayed in the Fund Facts table as of August
31, 2003.

Dryden Municipal Series Fund/New Jersey Money Market Series   3

Investment Adviser's Report

Falling Rates Affected Money Market Funds
The investment environment remained challenging during the New Jersey Money Market Series' fiscal year that began September 1, 2002.
Municipal money market yields fell to very low levels, complicating the search for high-quality debt securities that provided attractive yields. Furthermore, the state of New Jersey continued to face tough economic times. Under these market conditions, we employed what we believed to be a conservative approach to security selection and interest-rate risk that aimed to enhance the Series' yield and maintain its net asset value (NAV) at $1.00 per share throughout the 12-month reporting period.

The trend toward lower municipal money market yields reflected anticipation that the Federal Reserve (the Fed) might reduce short-term interest rates. The rate cuts in November 2002 and June 2003 lowered the target for the federal funds rate by three-quarters of a percentage point to 1%, its lowest level in many years. By cutting borrowing costs, the Fed hoped to stimulate growth in the United States despite a lingering sense of economic uncertainty caused at times by, among other things, a volatile stock market and geopolitical concerns.

Timely Purchases Benefited the Series
As part of our conservative investment
strategy, the Series held high-quality fixed- and floating-rate debt securities of municipal entities such as cities, counties, and school districts. The Series' shorter-term securities provided the Series with some flexibility as their proceeds could be readily reinvested if attractive investment opportunities emerged. We also tried to take advantage of times when yields temporarily edged higher by locking in yields on longer-term municipal money market securities. For example, when stronger-than-expected economic data led to a brief upturn in yields in October 2002, we purchased debt securities that matured in September and October 2003. By investing in longer-term municipal money market securities, we helped the Series ride out the "January effect," a seasonal decline in yields that typically occurs in the first week of January as increased demand for municipal money market securities temporarily outstrips the supply.

Taking Care of Shareholder Liquidity Needs
Once the January effect was over, we continued to invest in longer- and shorter-term municipal money market securities. We bought notes that mature in December 2003 and February 2004, as well as debt securities that matured in April
2003. Proceeds from the securities that came due in April helped meet our shareholder liquidity needs that often increase during tax season. We also took advantage of attractive investment opportunities that emerged during tax time as other portfolio managers

4   Visit our website at www.jennisondryden.com
sold securities to provide shareholders with cash to pay their taxes. Among our purchases were so-called "put" bonds that pay fixed interest rates for one year, after which investors will receive par and accrued interest for the bonds when they deliver them back for payment.

An Emphasis on Adjustable-Rate Securities
After tax season, we invested primarily in securities whose interest rates reset either on a daily or weekly basis. These bonds have a demand feature that allows investors, at their discretion, to turn the bonds in for cash that must be paid within one to five days.
Consequently, they provided the Series with sufficient liquidity to cope with the volatile asset flows that can often occur during the period. Holding a combination of longer- and shorter-term municipal money market securities enabled the Series to ride out the "July effect," another seasonal decline in yields that typically occurs in the first week of July for the same reasons as the January effect.

Economy Continued to Challenge New Jersey
We remained very selective when buying
municipal money market securities of issuers in New Jersey because the Garden State's debt burden has increased in recent years.
Nevertheless, we believe that New Jersey's credit remains sound, with further improvement in store as economic growth picks up.

New Jersey Money Market Series Management Team

Dryden Municipal Series Fund/New Jersey Money Market Series   5

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Allendale Brd. Ed. Temp.
  Nts.                        NR               1.20%         9/03/04  $  2,391       $     2,393,343
 Allendale, G.O., Gen.,
  Impvt., M.B.I.A.            Aaa              2.50          7/15/04       200               202,587
 Chatham Twnshp.              NR               1.02          2/20/04     3,015             3,015,456
 Delaware River Port Auth.
  Pennsylvania & New Jersey
  Rev.,
  Ser. B4, F.R.W.D.           VMIG1            0.87          9/03/03     4,000             4,000,000
  Ser. K, F.R.W.D.            VMIG1            0.87          9/03/03     3,000             3,000,000
  Mun. Secs. Trust Rcpts.
  Ser. SGA-89, F.R.D.D.,
  F.S.A.                      A-1+(c)          0.90          9/02/03     2,000             2,000,000
 Dover Twnshp., G.O., Ser.
  B, B.A.N.                   NR               1.75         12/26/03       625               626,215
 Freehold Twnshp., G.O.,
  B.A.N.,
  Ser. 2002                   NR               2.50         10/22/03     4,925             4,930,410
 Galloway Twnshp., B.A.N.     NR               1.90          3/05/04       923               925,910
 Hudson Cnty. Impvt. Auth.
  Rev., Essential Purp.
  Pooled Govt., F.R.W.D.,
  Ser. 86                     A-1+(c)          0.80          9/04/03     7,300             7,300,000
 Irvington Twnshp.,
  G.O., B.A.N.                NR               2.40         10/30/03     2,208             2,209,038
  G.O., B.A.N.                MIG1             1.88          3/19/04       828               831,000
 Jersey City, G.O., B.A.N.    MIG1             2.50          9/12/03    10,000            10,002,817
 Marlboro Twnshp. Mun.
  Util. Auth. Proj. Nts.,
  G.O.                        NR               2.13         12/11/03     1,300             1,302,923
 Middlesex Cnty. Impvt
  Auth. Rev., Gtd. Proj.
  Nts., Series 2003,
  Woodridge
  Cmnty. Ctr., G.O.           NR               2.00          2/26/04     5,700             5,720,570
 New Jersey Hlth. Care
  Facs. Fin. Auth. Rev.,
  Comp. Prog., Ser. A2,
  F.R.W.D.                    VMIG1            0.80          9/04/03     1,900             1,900,000
  Meridian Hlth. Sys., Ser.
  B, F.R.W.D.                 VMIG1            0.80          9/04/03     5,000             5,000,000
  Ser. 833, F.R.W.D.          NR               0.86          9/04/03     4,000             4,000,000
 New Jersey St. Econ. Dev.
  Auth.,
  AFL Qual. Inc. Proj.,
  F.R.W.D., A.M.T.            A-1(c)           0.85          9/03/03     2,800             2,800,000
  AIRIS Newark LLC Proj.,
  F.R.W.D., A.M.B.A.C.,
  A.M.T., Ser. 1998           VMIG1            0.85          9/04/03     3,600             3,600,000
  Alpha Assocs. & Avallone,
  Ser. 9B, F.R.W.D.           A-1(c)           0.85          9/03/03     2,140             2,140,000

See Notes to Financial Statements.
6 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
  Commerce Ctr. Proj., Mfg.
  Facs. Rev., Ser. 89,
  F.R.W.D.                    A-1(c)           0.80%         9/04/03  $  5,700       $     5,700,000
  Encap Golf Holdings LLC,
  Ser. A, F.R.W.D., A.M.T.    VMIG1            0.85          9/04/03     5,000             5,000,000
  Kent Place Proj., Ser. L,
  F.R.W.D.                    VMIG1            0.80          9/04/03     1,295             1,295,000
  Keswick Pines Proj., 1st
  Mtge., Ser. 1993            Aaa              8.75          1/02/04     1,000             1,049,205
  Michael Shalit Proj.,
  Ser. 93, F.R.D.D.           Aa2              0.90          9/02/03       135               135,000
  Oak Hill Academy Proj.,
  Ser. 2002, F.R.W.D.         NR               0.90          9/04/03     2,270             2,270,000
  Office Court Assoc.
  Proj., Ser. 89, F.R.W.D.,
  A.M.T.                      A-1              0.85          9/03/03     2,300             2,300,000
  Peddie Sch. Proj., Ser.
  B, F.R.W.D.                 A-1(c)           0.80          9/04/03     3,000             3,000,000
  Putters, Ser. 219,
  F.R.W.D.                    A-1+(c)          0.80          9/04/03     4,000             4,000,000
  Republic Svcs., Inc.
  Proj.,
  Ser. 2001, F.R.W.D.,
  A.M.T.                      A-1+             0.85          9/03/03     2,000             2,000,000
  Rev., El Dorado
  Terminals,
  Ser. B, F.R.D.D.            VMIG1            0.80          9/02/03     2,200             2,200,000
  SPL Facs. Rev., Port
  Newark Container LLC,
  Ser. 2003, F.R.W.D.,
  A.M.T.                      VMIG1            0.89          9/03/03     9,200             9,200,000
  Sr. Care Bayshore Hlth.,
  Ser. A, F.R.W.D.            VMIG1            0.80          9/04/03     1,585             1,585,000
  Wtr. Facs. Rev., Utd.
  Wtr. Proj. Inc., Ser. C,
  F.R.D.D.,
  A.M.B.A.C., A.M.T.          VMIG1            0.93          9/02/03       800               800,000
 New Jersey St. Hsg. &
  Mtge.
  Fin. Agcy. Rev., Home
  Buyer,
  Ser. EE, M.B.I.A., A.M.T.   MIG1             1.10          4/01/04     3,000             3,000,000
 New Jersey St. Mun. Trust
  Certs., ZTC-37, Cl. A,
  F.R.W.D.                    VMIG1            0.93          9/04/03     4,800             4,800,000
 New Jersey St. Tpke. Auth.
  Rev., Ser. EEE, F.R.W.D.,
  M.B.I.A.                    VMIG1            0.87          9/03/03     3,400             3,400,000
 New Jersey St. Trans.
  Trust
  Fd. Auth.,
  Ser. A5, F.R.W.D.           VMIG1            0.87          9/03/03     2,275             2,275,000
  Putters, Ser. 332,
  A.M.B.A.C., F.R.W.D.        A-1(c)           0.80          9/04/03     3,390             3,390,000

                                              See Notes to Financial Statements.
                 Dryden Municipal Series Fund - New Jersey Money Market Series 7

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 North Plainfield Brd. of
  Ed., Temp. Nts., G.O.       NR               2.00%         9/11/03  $  9,250       $     9,251,191
 Passaic Cnty., G.O.,
  B.A.N.                      MIG1             1.75          6/11/04     4,000             4,021,472
 Port Auth. of New York &
  New Jersey, Ser. 93-2,
  F.R.W.D.                    NR               0.83          9/04/03     7,000             7,000,000
 Port Auth. of New York &
  New Jersey,
  Putters, Ser. 153,
  F.R.W.D., A.M.T.            VMIG1            0.85          9/04/03     4,000             4,000,000
  SPL Oblig. Rev.,
  Versatile Structure
  Oblig., Ser. 4, F.R.D.D.,
  A.M.T.                      VMIG1            0.90          9/02/03       700               700,000
 Puerto Rico Elec. Pwr.
  Auth.
  Rev., Mun. Secs. Trust
  Rcpts.,
  Ser. SGA 43, F.R.W.D.       A-1+(c)          0.78          9/03/03     2,700             2,700,000
 Puerto Rico Pub. Fin.
  Corp., Putters, Ser. 363,
  A.M.B.A.C.                  A-1+(c)          1.00          7/29/04     5,000             5,000,000
 Somerset Cnty., G.O., Ser.
  2002                        Aaa              3.63         10/15/03     1,370             1,373,385
 Somerville, G.O., B.A.N.     NR               1.75          8/10/04     2,700             2,716,311
 Sussex Cnty., B.A.N.         NR               1.50          9/05/03     8,000             8,000,477
 Union Twnshp., B.A.N.        Aa3              1.90          1/15/04     5,800             5,817,032
 Washington Twnshp. Morris
  Cnty., B.A.N.               NR               1.75          7/30/04     2,250             2,264,821
                                                                                     ---------------
 TOTAL INVESTMENTS  101.4%
  (COST $178,144,163(D))                                                                 178,144,163
 Liabilities in excess of
  other assets  (1.4%)                                                                    (2,430,553)
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   175,713,610
                                                                                     ---------------
                                                                                     ---------------

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating
    Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Federal income tax basis is the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
                                              See Notes to Financial Statements.
                 Dryden Municipal Series Fund - New Jersey Money Market Series 9

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at amortized cost which approximates market value            $178,144,163
 Cash                                                                            23,678
 Receivable for Series shares sold                                            1,079,566
 Interest receivable                                                            925,639
 Prepaid expenses and other assets                                                3,296
                                                                           ------------
 TOTAL ASSETS                                                               180,176,342
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for investments purchased                                            2,393,343
 Payable for Series shares reacquired                                         1,915,270
 Management fee payable                                                          78,775
 Accrued expenses                                                                40,280
 Distribution fee payable                                                        19,694
 Deferred trustees' fees                                                         10,525
 Dividends payable                                                                4,845
                                                                           ------------
 TOTAL LIABILITIES                                                            4,462,732
                                                                           ------------
 NET ASSETS                                                                $175,713,610
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at $.01 par value                       $  1,757,136
    Paid-in capital in excess of par                                        173,956,474
                                                                           ------------
 NET ASSETS, AUGUST 31, 2003                                               $175,713,610
                                                                           ------------
                                                                           ------------

 Net asset value, offering price and redemption price per share
 ($175,713,610 / 175,713,610 shares of beneficial interest issued and
 outstanding; unlimited number of shares authorized)                              $1.00
                                                                                  -----
                                                                                  -----

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------
 Income
 Interest                                                           $2,570,919
                                                                    ----------
 Expenses
 Management fee                                                        997,722
 Distribution fee                                                      249,430
 Custodian's fees and expenses                                          92,000
 Reports to shareholders                                                49,000
 Transfer agent's fees and expenses                                     47,000
 Legal fees and expenses                                                42,000
 Registration fees                                                      20,000
 Trustees' fees                                                         13,000
 Audit fee                                                              13,000
 Miscellaneous                                                           4,372
                                                                    ----------
     TOTAL EXPENSES                                                  1,527,524
 Less: Custodian fee credit (Note 1)                                      (347)
                                                                    ----------
     NET EXPENSES                                                    1,527,177
                                                                    ----------
 NET INVESTMENT INCOME                                               1,043,742
 Net realized gain on investment transactions                           22,410
                                                                    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,066,152
                                                                    ----------
                                                                    ----------
                                              See Notes to Financial Statements.
                Dryden Municipal Series Fund - New Jersey Money Market Series 11

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   1,043,742       $   2,400,298
 Net realized gain on investment transactions                 22,410              11,927
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                1,066,152           2,412,225
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS
 (NOTE 1)                                                 (1,066,152)         (2,412,225)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (AT $1 PER SHARE)
 Net proceeds from shares sold                           620,002,026         577,611,941
 Net asset value of shares issued to shareholders
    in reinvestment of dividends and distributions         1,050,580           2,401,800
 Cost of shares reacquired                              (662,702,129)       (571,201,014)
                                                      ---------------    -----------------
 Net increase (decrease) in net assets from Series
    share transactions                                   (41,649,523)          8,812,727
                                                      ---------------    -----------------
 Total increase (decrease)                               (41,649,523)          8,812,727
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       217,363,133         208,550,406
                                                      ---------------    -----------------
 End of year                                           $ 175,713,610       $ 217,363,133
                                                      ---------------    -----------------
                                                      ---------------    -----------------

See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

Notes to Financial Statements

Dryden Municipal Series Fund (the 'Fund'), formerly known as Prudential Municipal Series Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate to only New Jersey Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Trustees.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment
                Dryden Municipal Series Fund - New Jersey Money Market Series 13 companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and distributions: The Series declares daily dividends from net investment income and net realized short-term gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of each Series in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

14 Visit our website at www.jennisondryden.com

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Series transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $44,900 for the services of PMFS. As of August 31, 2003, approximately $3,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

NOTE 4. DISTRIBUTIONS AND TAX INFORMATION

For the years ended August 31, 2003 and August 31, 2002, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $1,066,152 and $2,412,225, respectively, were tax-exempt income.

As of August 31, 2003, the accumulated undistributed earnings on a tax basis was $4,845 of tax-exempt income (includes a timing difference of $4,845 for dividends payable).

NOTE 5. CAPITAL

The Series offers Class A shares. The Series may also offer Class S shares. There are no Class S shares currently issued and outstanding.

                Dryden Municipal Series Fund - New Jersey Money Market Series 15

Financial Highlights
                                                                  YEAR ENDED
                                                                AUGUST 31, 2003
------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                               $    1.00
 Net investment income and net realized gains                           .01
 Dividends and distributions                                           (.01)
                                                                    -------
 Net asset value, end of year                                     $    1.00
                                                                   -------
                                                                   -------
 TOTAL RETURN(A):                                                       .54%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                    $ 175,714
 Average net assets (000)                                         $ 199,544
 Ratios to average net assets:
    Expenses, including distribution fee and service (12b-1)
    fees                                                                .77%
    Expenses, excluding distribution fee and service (12b-1)
    fees                                                                .64%
    Net investment income                                               .52%
------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
See Notes to Financial Statements.
16 Visit our website at www.jennisondryden.com

                              YEAR ENDED AUGUST 31,
 ------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 ------------------------------------------------------------------------------
     $   1.00             $   1.00             $   1.00             $   1.00
          .01                  .03                  .03                  .03
         (.01)                (.03)                (.03)                (.03)
      -------              -------              -------              -------
     $   1.00             $   1.00             $   1.00             $   1.00
      -------              -------              -------              -------
      -------              -------              -------              -------
         1.10%                2.95%                3.12%                2.52%
     $217,363             $208,550             $195,460             $207,004
     $223,219             $212,370             $204,697             $209,479
          .74%                 .73%                 .72%                 .72%
          .62%                 .60%                 .59%                 .59%
         1.08%                2.87%                3.07%                2.49%
                                              See Notes to Financial Statements.
                Dryden Municipal Series Fund - New Jersey Money Market Series 17

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden Municipal Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Municipal Series Fund (formerly, Prudential Municipal Series Fund), New Jersey Money Market Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

18 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2003, dividends paid from net investment income of $.01 per share were federally tax-exempt interest dividends.
                Dryden Municipal Series Fund - New Jersey Money Market Series 19

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead

(3) To permit an amendment to the management contract between PI and the Fund.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------
(1)     David E.A. Carson          161,004,592             --        711,469              --
        Robert E. La Blanc         161,009,560             --        706,501              --
        Robert F. Gunia            161,054,257             --        661,804              --
        Douglas H.
         McCorkindale              160,844,747             --        871,314              --
        Stephen P. Munn            160,976,971             --        739,090              --
        Richard A. Redeker         160,861,823             --        854,238              --
        Judy A. Rice               161,054,257             --        661,804              --
        Robin B. Smith             160,785,689             --        930,372              --
        Stephen Stoneburn          161,004,592             --        711,469              --
        Clay T. Whitehead          160,054,257             --        661,804              --

(3)     Permit an amendment
         to the management
         contract between PI
         and the Company           158,736,433      2,068,571             --         911,047

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

20 Visit our website at www.jennisondryden.com

A meeting of the Fund's shareholders was held on August 21, 2003. The meeting was held for the following purposes:

(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.

(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.

(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.

(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

                Dryden Municipal Series Fund - New Jersey Money Market Series 21

Supplemental Proxy Information
(Unaudited) Cont'd.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------

(2)     Permit the Manager to
        Enter Into, or Make
        Material Changes to
        Subadvisory
        Agreements without
        Shareholder Approval       56,281,936      5,101,917             --         698,319

(4b)    Issuing Senior
        Securities,
        Borrowing Money or
        Pledging Assets            55,924,654      4,928,718             --       1,228,800

(4c)    Buying and Selling
        Real Estate                56,363,987      4,605,372             --       1,112,813

(4d)    Buying and Selling
        Commodities and
        Commodity Contracts        56,401,095      4,869,556             --         811,521

(4f)    Making Loans                56,190,380      4,856,955             --       1,034,837

(4g)    Other Investment
        Restrictions               56,065,375      4,704,025             --       1,312,772

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

22 Visit our website at www.jennisondryden.com

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

                Dryden Municipal Series Fund - New Jersey Money Market Series 23

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

24 Visit our website at www.jennisondryden.com

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

                Dryden Municipal Series Fund - New Jersey Money Market Series 25

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

26 Visit our website at www.jennisondryden.com

MAIL                      TELEPHONE         WEBSITE
Gateway Center Three      (800) 225-1852    www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102-4077

Trustees
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

Officers
Judy A. Rice, President - Robert F. Gunia, Vice President -
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

-------------------------------------------------------------------------------
Manager                Prudential Investments LLC  Gateway Center Three
                                                   100 Mulberry Street
                                                   Newark, NJ 07102
-------------------------------------------------------------------------------
Investment Adviser     Prudential Investment       Gateway Center Two
                       Management, Inc.            100 Mulberry Street
                                                   Newark, NJ 07102
-------------------------------------------------------------------------------
Distributor            Prudential Investment       Gateway Center Three
                       Management Services LLC     14th Floor
                                                   100 Mulberry Street
                                                   Newark, NJ 07102
-------------------------------------------------------------------------------
Custodian              State Street Bank           One Heritage Drive
                       and Trust Company           North Quincy, MA 02171
-------------------------------------------------------------------------------
Transfer Agent         Prudential Mutual Fund      PO Box 8098
                       Services LLC                Philadelphia, PA 19101
-------------------------------------------------------------------------------
Independent Auditors   PricewaterhouseCoopers LLP  1177 Avenue of the Americas
                                                   New York, NY 10036
-------------------------------------------------------------------------------
Legal Counsel          Shearman & Sterling LLP     599 Lexington Avenue
                                                   New York, NY 10022
-------------------------------------------------------------------------------

Dryden Municipal Series Fund/New Jersey Money Market Series
Nasdaq      PNJXX
CUSIP       262468606

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden Municipal Series Fund/New Jersey Money Market Series
Nasdaq     PNJXX
CUSIP      262468606

MF147E   IFS-A084718

Dryden
Municipal Series Fund/
New York Series

Formerly known as Prudential Municipal Series Fund/
New York Series

AUGUST 31, 2003   ANNUAL REPORT

                     (GRAPHIC)

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from New
York State, New York City, and federal income
taxes, consistent with the preservation of
capital
----------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,                   October 10, 2003

There have been welcome signs that the U.S.
economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you.
JennisonDryden funds are managed by Prudential
Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed
Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden Municipal Series Fund/New York Series

Dryden Municipal Series Fund/New York Series   1

Your Series' Performance

Series Objective
The investment objective of the Dryden
Municipal Series Fund/New York Series (the
Series) is to maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns1 as of 8/31/03

                                   One Year   Five Years     Ten Years       Since Inception2
Class A                              2.31%      24.56%    64.15%  (63.88)    138.08%  (137.68)
Class B                              2.05       23.05     58.97   (58.70)    270.51   (269.27)
Class C                              1.80       21.54          N/A            58.37    (58.11)
Class Z                              2.56       26.15          N/A            44.15    (44.03)
Lehman Brothers Muni Bond Index3     3.14       29.57         76.44                ***
Lipper NY Muni Debt Funds Avg.4      2.21       22.52         61.56                ****

Average Annual Total Returns1 as of 9/30/03

                                   One Year   Five Years     Ten Years       Since Inception2
Class A                             -0.47%    4.12%       4.94%   (4.92)     6.52%    (6.51)
Class B                             -2.54     4.32        4.92    (4.91)     7.28     (7.26)
Class C                              0.11     4.02            N/A            5.35     (5.33)
Class Z                              2.86     5.02            N/A            5.95     (5.94)
Lehman Brothers Muni Bond Index3     3.89     5.67            6.03                ***
Lipper NY Muni Debt Funds Avg.4      2.75     4.45            5.07                ****

Distributions and Yields1 as of 8/31/03
                                             Taxable Equivalent 30-Day Yield5
          Total Distributions     30-Day             at Tax Rates of
          Paid for 12 Months    SEC Yield       33%           35%
Class A         $0.59             2.86%        4.58%         4.72%
Class B          0.56             2.70         4.33          4.46
Class C          0.53             2.42         3.88          4.00
Class Z          0.63             3.19         5.11          5.27

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The
Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through August 31,
2003. The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually.
Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
Without waiver of fees and/or expense
subsidization, the Series' returns would have been lower, as indicated in parentheses.
2Inception dates: Class A, 1/22/90; Class B,
9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

2 Visit our website at www.jennisondryden.com

3The Lehman Brothers Municipal (Muni) Bond
Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The
Lipper New York (NY) Muni Debt Funds Average
(Lipper Average) represents returns based on an average return of all funds in the Lipper NY
Muni Debt Funds category for the periods noted.
Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New York. Investors cannot invest directly in an index. The returns for the Lehman Brothers Muni Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. 5Taxable equivalent yields reflect federal and applicable state tax rates.
***Lehman Brothers Muni Bond Index Closest
Month-End to Inception cumulative total returns as of 8/31/03 are 154.09% for Class A, 366.48%
for Class B, 76.80% for Class C, and 47.28% for
Class Z. Lehman Brothers Muni Bond Index
Closest Month-End to Inception average annual total returns as of 9/30/03 are 7.29% for Class
A, 8.57% for Class B, 6.75% for Class C, and
6.28% for Class Z. ****Lipper Average Closest
Month-End to Inception cumulative total returns as of 8/31/03 are 135.51% for Class A, 315.77%
for Class B, 64.31% for Class C, and 38.77% for
Class Z. Lipper Average Closest Month-End to
Inception average annual total returns as of 9/30/03 are 6.66% for Class A, 7.90% for Class
B, 5.87% for Class C, and 5.32% for Class Z.

Five Largest Issuers expressed as a percentage of total
investments as of 8/31/03
Metropolitan Transportation Authority NY Service Contract     7.7%
New York State Urban Development Corp. Revenue                6.6
New York City General Obligation*                             6.4
New York State Local Government Assistance Corp.              6.3
New York State Thruway Authority*                             6.1
*Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details, see the Portfolio of Investments. Issuers are subject to change.

Portfolio Composition expressed as a percentage
of net assets as of 8/31/03
Lease-Backed Certificate of Participation                    23.8%
Special Tax/Assessment District                              12.2
General Obligation                                           11.9
Transportation                                                7.1
Power                                                         4.2
Healthcare                                                    3.6
Education                                                     2.7
Corporate-Backed IDB & PCR                                    2.2
Tobacco                                                       2.0
Housing                                                       1.3
Solid Waste/Resource Recovery                                 1.0
Water & Sewer                                                 0.5
Other Muni                                                   26.1
Other                                                         1.6
Cash & Equivalents                                           -0.2
Portfolio Composition is subject to change.

Credit Quality expressed as a percentage of net
assets as of 8/31/03
Aaa                                                          43.0%
Aa                                                           13.5
A                                                            32.2
Baa                                                           5.1
NR                                                            6.4
Cash & Equivalents                                           -0.2
Source: Moody's rating, defaulting to S&P when not rated. Credit Quality is subject to change.

Dryden Municipal Series Fund/New York Series   3

Investment Adviser's Report

Market Overview and Performance Summary
The municipal bond market repeatedly rallied, then sold off, which resulted in a 3.14% return for the fiscal year ended August 31, 2003, according to the Lehman Brothers Municipal Bond
Index (the Index). The market's volatility largely reflected uncertainty about the prospects for economic growth in the United
States. The outlook was cloudy because
investors did not know how much the Federal
Reserve (the Fed) would cut short-term interest rates in an effort to stimulate the sluggish economy. There was also concern that U.S.
involvement in a war in Iraq might harm the U.S. economy.

Our investment strategy aimed to provide the Series with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the 12 months ended August
31, 2003, the Series' Class A shares trailed their benchmark, the Index. This occurred because the Series holds certain bonds that declined in value due to credit quality problems discussed later in this report. The
Index also does not reflect the operating expenses of mutual funds. Compared to their peer group, which does take into account operating expenses, the Series' Class A shares posted a return that exceeded the Lipper New
York Municipal Debt Funds Average for the 12 months ended August 31, 2003.

Early in our reporting period, municipal bonds gained in value to such an extent that we believed a correction in the market was virtually inevitable. When the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued bonds at that time.

The sell-off in municipal bonds soon turned into a rally. Investors paid higher prices (and accepted lower yields) for tax-exempt bonds because the Fed was expected to cut short-term rates with the goal of boosting economic growth. In November 2002, it reduced its target for the federal funds rate by half a percentage point to 1.25%.

Concern about the economy occurred before and continued after the war in Iraq began in March
2003. Consequently, there was speculation in the financial markets that the Fed would aggressively reduce rates again or purchase
U.S. Treasury securities, which would also exert downward pressure on the general level of interest rates. This factor helped the municipal bond rally remain on track for the most part until mid-June 2003. At that time, however, the municipal bond market began to sell off along with Treasurys. Economic data suggested that the Fed might not cut rates sharply when it met in late June. Indeed, it only lowered its target for the federal funds rate by a quarter of a percentage point to 1%.
During the remainder of the reporting

4   Visit our website at www.jennisondryden.com
period, municipal bond prices slid in July and stabilized in August. Municipal bond prices were hurt by data showing stronger economic growth, even though the job market remained weak.

Credit Quality and Interest-Rate Sensitivity
Given the frequent changes in the level of interest rates and the fiscal challenges facing
New York State and New York City, we continued to work toward achieving the right balance in the Series with regard to two important overlapping characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, bonds rated Aaa (both insured and uninsured) accounted for 43% of the Series' net assets as of August 31, 2003. We emphasized Aaa-rated bonds because they tend to perform better than lower-quality bonds under challenging economic conditions. However, as accelerating economic growth increases demand for riskier assets, lower-quality bonds tend to outperform Aaa-rated municipal bonds. The Series had some exposure to bonds of below-investment-grade quality.

Some lower-quality bonds did not perform well.
The Series holds bonds of the New York City
Industrial Development Agency whose proceeds were used to refinance an earlier bond issue that funded construction of the Crowne Plaza-
LaGuardia Hotel in New York City. A weak operating environment in the travel and leisure sector, due partly to the September 11 terrorist attacks in the United States, as well as the scheduled amortization of other debt left the limited partnership that leases the hotel with inadequate cash to pay scheduled debt service on the bonds. Therefore the bonds experienced a payment default and declined in value. This detracted from the
Series' returns.

The Series also held bonds of Scotia, New York
Housing Authority for Coburg Village, a rental retirement center located in Saratoga County.
The bonds defaulted as Coburg Village continues to suffer from a low occupancy rate that has resulted in inadequate cash flow to make timely interest and principal payments on the securities. Consequently, the bonds declined in value, which detracted from the Series' returns.

In the volatile interest-rate environment, we maintained a barbell strategy that essentially focused on two types of bonds. One side of our barbell primarily emphasized Aaa-rated, insured zero coupon bonds, which are so named because

Dryden Municipal Series Fund/New York Series   5
they pay no interest and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income.
These bonds are considered to have defensive characteristics as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are also attractive to investors because they provide solid income.

Periodically readjusting our coupon barbell strategy was one way to change the Series' duration, which measures its sensitivity to fluctuations in the level of interest rates. In general, when we determined that there was a trend toward higher interest rates, we aimed to shorten the Series' duration to help protect its value as rising interest rates pushed municipal bond prices lower. On the other hand, we aimed to lengthen the Series' duration to help it benefit more fully when falling interest rates drove municipal bond prices higher. In general, we employed this tactic periodically once we determined that the decline in interest rates was indeed a trend rather than a temporary development.

Empire State, Big Apple Remain Under Pressure
New York State continues to face difficult economic times. New York State's reliance on the personal income tax and the importance of the financial services industry (with its generally high levels of compensation but current distressed status) remains an inhibiting factor. However, despite the state's heavy debt burden and use of bond issuance to pay a portion of its budget deficit, New York
State general obligation bonds maintained their rating of A2 with a stable outlook by Moody's
Investors Service (Moody's). Standard & Poor's
Ratings Group (S&P) rates the bonds AA with a negative outlook.

New York City continues to struggle as a result of the terrorist attacks on September 11, 2001, and the sluggish regional and national economies. To balance its current budget, New
York City has enacted spending reductions and revenue increases. Despite its problems, we believe that continuous sound financial management is a hallmark of New York City, which has been able to maintain its general obligation bond ratings at A2 with a negative outlook by Moody's, and single-A with a stable outlook by S&P. The Series has a considerable exposure to New York City general obligation bonds with above-market coupon rates because the Series stands to benefit if more of these bonds are refunded.

New York Series Management Team

6 Visit our website at www.jennisondryden.com

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  97.5%
 MUNICIPAL BONDS
 -----------------------------------------------------------------------------------
 Brookhaven Ind. Dev. Agcy.
  Civic Fac. Rev., Mem.
  Hosp. Med. Ctr., Inc.,
  Ser. A                      NR               8.125%       11/15/20  $  1,500       $     1,565,655
 City of Buffalo, Sch.,
  G.O., Ser. E, F.S.A.        Aaa              6.00         12/01/16     1,100(e)          1,297,054
 City of Elmira, Wtr.
  Impvt.,
  Ser. 96 B, A.M.B.A.C.       Aaa              5.95          3/01/16     5,395             5,861,991
 Dutchess Cnty. Ind. Dev.
  Agcy. Civic Fac. Rev.,
  Bard Coll.                  A3               5.75          8/01/30     3,500             3,644,270
 Islip Res. Rec., Rev.,
  Ser. B, A.M.B.A.C.,
  A.M.T.                      Aaa              7.20          7/01/10     1,745             2,094,942
 Jefferson Cnty. Ind. Dev.
  Agcy., Solid Wste. Disp.
  Rev., A.M.T.                Baa2             7.20         12/01/20     1,500             1,534,605
 Long Island Pwr. Auth.
  Elec. Sys. Rev.,
  Ser. C                      Baa1             5.00          9/01/24     1,000               972,130
  Ser. C                      Baa1             5.00          9/01/27     2,000             1,923,500
 Metro. Trans. Auth. Facs.
  Rev.,
  C.A.B.S., Ser. N,
  F.G.I.C., E.T.M.            Aaa              Zero          7/01/12     5,575             3,940,298
  Commuter Facs., Ser. A,
  F.G.I.C.                    Aaa              5.60          7/01/09       500(c)            567,040
  Commuter Facs., Ser. A,
  F.G.I.C.                    Aaa              5.70          7/01/10     1,000(c)          1,138,600
  Trans. Facs. Rev., Ser.
  A, F.S.A.                   Aaa              5.60          7/01/09     2,900(c)          3,288,832
 Metro. Trans. Auth., New
  York Svc. Contract,
  C.A.B.S., Ser. 7,
  M.B.I.A., E.T.M.            Aaa              Zero          7/01/08     4,500             3,939,120
  Ser. A, M.B.I.A.            Aaa              5.50          7/01/20     3,000             3,198,570
  Ser. B, M.B.I.A.            Aaa              5.50          7/01/23     5,000             5,256,700
  Trans. Facs. Rev., Ser.
  O, E.T.M.                   A3               5.75          7/01/13     2,975             3,364,636
 Nassau Cnty. New York
  Interim Fin. Auth., Sales
  Tax Secured, Ser. A-1,
  A.M.B.A.C.                  Aaa              5.375        11/15/16     1,000             1,079,110
 New York City Ind. Dev.
  Agcy.,
  Civic. Fac. Rev., United
  States Tennis Assoc.,
  Nat'l. Tennis Ctr. Proj.,
  F.S.A.                      Aaa              6.375        11/15/14     1,000             1,074,230
  LaGuardia Assoc., Ltd.
  Partnership Proj.           NR               6.00         11/01/28     2,000             1,149,560

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - New York Series 7

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 New York City Mun. Fin.
  Auth.,
  Wtr. & Swr. Sys. Rev.,
  Ser. B                      Aaa              6.00%         6/15/33  $  1,615(c)    $     1,885,076
  Wtr. & Swr. Sys. Rev.,
  Ser. B                      Aa2              6.00          6/15/33       985             1,122,014
 New York City Trans.
  Auth., Triborough Bridge
  & Tunnel Auth.,
  A.M.B.A.C.                  Aaa              5.75          1/01/20     4,760             5,188,495
 New York City Trans. Fin.
  Auth. Rev., Future Tax
  Sec.,
  Ser. A                      Aa2              5.50         11/01/26     2,650             2,903,393
  Ser. B                      Aa2              5.50          2/01/17     1,920             2,068,858
  Ser. B                      Aa2              5.25          2/01/29     2,500             2,680,700
  Ser. B                      Aaa              6.00         11/15/29     1,000(c)          1,165,710
 New York City, G.O.,
  Ser. A                      A2               6.00          5/15/30     1,000             1,065,100
  Ser. F                      A2               8.20         11/15/03       240               243,218
  Ser. G                      A2               5.875        10/15/14     2,500             2,687,000
  Ser. I                      Aaa              6.10          4/15/10       565(c)            645,671
  Ser. I                      A2               6.10          4/15/10     1,435             1,579,906
  Ser. I                      Aaa              6.25          4/15/27     4,305(c)          4,940,418
  Ser. I                      A2               6.25          4/15/27     1,695             1,869,026
 New York St. Dorm.
  Auth. Rev.,
  City Univ. Sys. Cons.,
  F.S.A.                      Aaa              5.50          7/01/29     2,500(c)          2,859,150
  City Univ. Sys. Cons.,
  Ser. B                      A3               6.00          7/01/14     6,500             7,398,820
  City Univ. Sys. Cons.,
  Ser. D, E.T.M.              A3               7.00          7/01/09     1,880             2,135,417
  Coll. & Univ. Ed.,
  M.B.I.A., A.M.T.,
  C.A.B.S.                    Aaa              Zero          7/01/04     2,045             2,022,893
  Mental Hlth. Svcs. Facs.
  Impvt., Ser. B              A3               6.50          8/15/11     3,000             3,504,330
  Ser. B                      A3               5.25         11/15/23     3,000             3,195,180
  St. Personal Income-Tax
  Ed., Ser. A                 AA(d)            5.375         3/15/22     2,000             2,074,780
  St. Univ. Edl. Facs.,
  Ser. A                      A3               5.25          5/15/15     8,600             9,295,568
 New York St. Engy. Res. &
  Dev. Auth. Rev., Brooklyn
  Union Gas Co., Ser. B,
  M.B.I.A., A.M.T.            Aaa              6.75          2/01/24     1,825(e)          1,860,022
 New York St. Environ.
  Facs. Corp.,
  New York City Mun. Wtr.
  Proj., Ser. K               Aaa              5.25          6/15/22     6,000             6,200,100
  Poll. Ctrl. Rev., Ser. E    Aaa              6.50          6/15/14        35                35,139

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 New York St. Hsg. Fin.
  Agcy. Rev.,
  Econ. Dev. & Hsg., Ser. A   AA(d)            5.25%         9/15/14  $  1,965       $     2,113,024
  Econ. Dev. & Hsg., Ser. A   AA(d)            5.25          3/15/15     1,770             1,891,882
  Multi-Fam. Hsg., Sec.
  Mtge.,
  Ser. A, A.M.T.              Aa1              7.05          8/15/24     1,000             1,011,020
  St. Univ. Constr., Ser.
  A, E.T.M.                   Aaa              8.00          5/01/11     3,600             4,510,872
 New York St. Local Gov't.
  Assist. Corp.,
  C.A.B.S., Ser. C            A1               Zero          4/01/14     8,882             5,590,686
  Ser. E                      A1               6.00          4/01/14     5,385             6,151,986
 New York St. Med. Care
  Facs. Fin. Agcy. Rev.,
  New York Hosp.,
  Ser. A, A.M.B.A.C.,
  F.H.A.                      Aaa              6.50          8/15/29     3,000(c)          3,285,060
 New York St. Mtge. Agcy.
  Rev., Homeowner Mtge.,
  Ser. 70                     Aa1              5.375        10/01/17     1,500             1,546,995
 New York St. Pwr. Auth.,
  Ser. A                      Aa2              5.25         11/15/16     3,000             3,202,920
  Ser. A                      Aa2              5.00         11/15/19     2,500             2,564,775
 New York St. Thrwy. Auth.,
  Hwy. & Bridge Trust Fund,
  Ser. A, F.S.A.              Aaa              6.00          4/01/16     2,200(c)          2,559,744
  Hwy. & Bridge Trust Fund,
  Ser. B, F.G.I.C.            Aaa              6.00          4/01/14     2,220(c)          2,329,535
  St. Pers. Income Tax
  Rev., Trans., Ser. A        A1               5.50          3/15/20     1,000             1,060,800
  Svc. Contract Rev., Local
  Hwy. & Bridge               A3               5.50          4/01/15     6,000             6,521,220
 New York St. Urban Dev.
  Corp. Rev.,
  Correctional Cap. Facs.,
  A.M.B.A.C.                  Aaa              Zero          1/01/08     8,000             7,063,520
  St. Facs.                   A3               5.75          4/01/12     5,750             6,460,930
 Otsego Cnty. Ind. Dev.
  Agcy., Civic Facs. Rev.,
  Hartwick Coll. Proj.,
  Ser. A                      Aaa              5.50          7/01/19     2,520(c)          2,868,944
 Puerto Rico Comnwlth.,
  Pub. Impvt. Rfdg.,
  M.B.I.A.                    Aaa              7.00          7/01/10     1,250             1,515,662
  Rites P.A. 625,
  A.M.B.A.C., T.C.R.S.        NR               12.78         7/01/10     3,250(f)          4,631,445

                                              See Notes to Financial Statements.

                                Dryden Municipal Series Fund - New York Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Puerto Rico Comnwlth.
  Hwy. & Trans. Auth. Rev.,
  Ser. AA, M.B.I.A.           Aaa              5.50%         7/01/19  $  2,000       $     2,219,860
  Ser. E, F.S.A.              Aaa              5.50          7/01/16     2,000             2,247,400
 Puerto Rico Pub. Fin.
  Corp., Comnwlth. Approp.,
  Ser. E                      Baa3             5.70          8/01/25     2,000             2,072,900
 Scotia Hsg. Auth. Rev.,
  Coburg Vlge., Inc. Proj.,
  Ser. A                      NR               6.20          7/01/38     4,000(g)          2,309,600
 Tobacco Settlement Fin.
  Corp., Asset Bkd., Ser
  A-1 Callable, A.M.B.A.C.    AAA(d)           5.25          6/01/22     4,000             4,082,320
 Virgin Islands Pub. Fin.
  Auth. Rev., Ser. A          BBB-(d)          6.50         10/01/24     1,000             1,096,850
 Watervliet Hsg. Auth. Sen.
  Res., Beltrone Living.
  Ctr. Proj., Ser. A          NR               6.125         6/01/38     4,000             3,408,880
                                                                                     ---------------
 Total long-term
  investments (cost
  $190,431,934)                                                                          201,835,657
                                                                                     ---------------
 SHORT-TERM INVESTMENTS  1.5%
 -----------------------------------------------------------------------------------
 New York St. Local Govt.
  Assist. Corp., Mun. Secs.
  Trust Rcpts., Ser. SGA
  59, F.R.D.D.                A-1+(d)          0.85          9/02/03     1,250             1,250,000
 Port Auth. of New York &
  New Jersey, Spec. Oblig.
  Rev.,Versatile Structure
  Oblig., Ser. 4, F.R.D.D.,
  A.M.T.                      VMIG1            0.90          9/02/03       550               550,000
 Puerto Rico Comnwlth.,
  Ser. A107, F.R.W.D.         A-(d)            0.85          9/03/03     1,235             1,235,000
                                                                                     ---------------
 Total short-term
  investments
  (cost $3,035,000)                                                                        3,035,000
                                                                                     ---------------
 TOTAL INVESTMENTS  99.0%
  (COST $193,466,934;
   NOTE 5)                                                                               204,870,657
 Other assets in excess of
  liabilities  1.0%                                                                        2,042,270
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   206,912,927
                                                                                     ---------------
                                                                                     ---------------

See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    T.C.R.S.--Transferable Custodial Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Pledged as initial margin for financial futures contracts.
(f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(g) Issuer in default on interest payments, non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

                                              See Notes to Financial Statements.

                               Dryden Municipal Series Fund - New York Series 11

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value (cost $193,466,934)                                 $204,870,657
 Cash                                                                            37,717
 Receivable for investments sold                                              5,286,818
 Interest receivable                                                          2,555,425
 Receivable for Series shares sold                                               64,593
 Due from broker-variation margin                                                 9,256
 Other assets                                                                     4,005
                                                                           ------------
 TOTAL ASSETS                                                               212,828,471
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for investments purchased                                            5,310,931
 Payable for Series shares reacquired                                           191,914
 Dividends payable                                                              131,840
 Accrued expenses                                                               130,566
 Management fee payable                                                          88,354
 Distribution fee payable                                                        51,324
 Deferred trustees' fees                                                         10,615
                                                                           ------------
 TOTAL LIABILITIES                                                            5,915,544
                                                                           ------------
 NET ASSETS                                                                $206,912,927
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at par                                  $    173,857
    Paid-in capital in excess of par                                        190,066,148
                                                                           ------------
                                                                            190,240,005
    Accumulated net investment loss                                             (70,096)
    Accumulated net realized gain on investments                              5,396,035
    Net unrealized appreciation on investments                               11,346,983
                                                                           ------------
 NET ASSETS, AUGUST 31, 2003                                               $206,912,927
                                                                           ------------
                                                                           ------------

See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($171,573,312 / 14,417,917 shares of beneficial interest
 issued and  outstanding)                                                      $11.90
 Maximum sales charge (3% of offering price)                                      .37
                                                                               ------
 Maximum offering price to public                                              $12.27
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($29,456,372 / 2,473,802 shares of beneficial interest issued and
 outstanding)                                                                  $11.91
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($3,288,794 / 276,240 shares of beneficial interest issued and outstanding)   $11.91
 Sales charge (1% of offering price)                                              .12
                                                                               ------
 Offering price to public                                                      $12.03
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($2,594,449 / 217,746 shares of beneficial interest issued and outstanding)   $11.92
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.

                               Dryden Municipal Series Fund - New York Series 13

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Interest                                                                  $10,653,013
                                                                           -----------
 Expenses
 Management fee                                                              1,098,573
 Distribution fee--Class A                                                     448,896
 Distribution fee--Class B                                                     169,124
 Distribution fee--Class C                                                      26,274
 Custodian's fees and expenses                                                 106,000
 Transfer agent's fees and expenses                                             92,000
 Reports to shareholders                                                        49,000
 Registration fees                                                              33,000
 Legal fees and expenses                                                        27,000
 Audit fee                                                                      13,000
 Trustees' fees                                                                 12,000
 Miscellaneous                                                                   8,893
                                                                           -----------
 TOTAL EXPENSES                                                              2,083,760
                                                                           -----------
 NET INVESTMENT INCOME                                                       8,569,253
                                                                           -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                  5,474,478
    Financial futures transactions                                            (201,122)
    Options written                                                             13,676
                                                                           -----------
                                                                             5,287,032
                                                                           -----------
 Net change in unrealized appreciation (depreciation) on:
    Investments                                                             (8,890,645)
    Financial futures contracts                                                  7,799
                                                                           -----------
                                                                            (8,882,846)
                                                                           -----------
 Net loss on investments                                                    (3,595,814)
                                                                           -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 4,973,439
                                                                           -----------
                                                                           -----------

See Notes to Financial Statements.

14 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   8,569,253       $   9,720,247
 Net realized gain on investment transactions              5,287,032           2,441,810
 Net change in unrealized appreciation
 (depreciation) on investments                            (8,882,846)         (2,051,632)
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                4,973,439          10,110,425
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS (NOTE 1):
 Dividends from net investment income
 Class A                                                  (6,981,339)         (7,994,598)
 Class B                                                  (1,230,525)         (1,488,977)
 Class C                                                    (118,783)           (116,486)
 Class Z                                                    (116,951)           (110,375)
                                                      ---------------    -----------------
                                                          (8,447,598)         (9,710,436)
                                                      ---------------    -----------------
 Distributions from net realized gains
 Class A                                                  (1,825,242)           (777,709)
 Class B                                                    (364,257)           (155,152)
 Class C                                                     (37,637)            (12,210)
 Class Z                                                     (27,200)             (8,739)
                                                      ---------------    -----------------
                                                          (2,254,336)           (953,810)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6):
 Net proceeds from shares sold                            12,827,321          15,946,664
 Net asset value of shares issued in reinvestment
    of dividends and distributions                         6,507,736           6,310,087
 Cost of shares reacquired                               (31,056,991)        (32,387,089)
                                                      ---------------    -----------------
 Net decrease in net assets from Series share
    transactions                                         (11,721,934)        (10,130,338)
                                                      ---------------    -----------------
 Total decrease                                          (17,450,429)        (10,684,159)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       224,363,356         235,047,515
                                                      ---------------    -----------------
 End of year                                           $ 206,912,927       $ 224,363,356
                                                      ---------------    -----------------
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.

                               Dryden Municipal Series Fund - New York Series 15

Notes to Financial Statements

Dryden Municipal Series Fund (the 'Fund'), formerly known as Prudential Municipal Series Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be

16 Visit our website at www.jennisondryden.com over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a

                               Dryden Municipal Series Fund - New York Series 17
gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain(loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

18 Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal taxable income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of

                               Dryden Municipal Series Fund - New York Series 19

PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS has advised the Series that it received approximately $45,900 and $6,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2003. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2003, it received approximately $52,300 and $2,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding to facilitate capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under

20 Visit our website at www.jennisondryden.com the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $68,900 for the services of PMFS. As of August 31, 2003, approximately $5,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $9,100 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, were approximately $8,600 for the year ended August 31, 2003. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2003, approximately $700 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the year ended August 31, 2003, aggregated $81,890,130 and $89,432,560 respectively.

During the year ending August 31, 2003, the Series entered into financial futures contracts. Details of outstanding contracts at August 31, 2003 are as follows:

                                                            VALUE AT         VALUE AT          UNREALIZED
NUMBER OF                               EXPIRATION         AUGUST 31,         TRADE          APPRECIATION/
CONTRACTS            TYPE                  DATE               2003             DATE          (DEPRECIATION)
---------     -------------------    -----------------    ------------     ------------     ----------------
              Long Position:
              U.S. Treasury
      39       10 Yr Notes           Sep 03               $  4,349,719     $  4,345,254        $    4,465
      63      U.S. Treasury Bonds    Sep 03                  6,766,594        6,726,389            40,205
                                                                                                 --------
                                                                                                   44,670
                                                                                                 --------

                               Dryden Municipal Series Fund - New York Series 21

                                                            VALUE AT         VALUE AT          UNREALIZED
NUMBER OF                               EXPIRATION         AUGUST 31,         TRADE          APPRECIATION/
CONTRACTS            TYPE                  DATE               2003             DATE          (DEPRECIATION)
---------     -------------------    -----------------    ------------     ------------     ----------------
              Short Positions:
              U.S. Treasury 5 Yr
    (170)      Notes                 Sep 03               $(18,952,344)    $(18,850,934)       $ (101,410)
                                                                                                 --------
                                                                                               $  (56,740)
                                                                                                 --------
                                                                                                 --------

Transactions in options written during the year ended August 31, 2003 were as follows:

                                                              CONTRACTS    PREMIUM
                                                              ---------    --------
      Written options outstanding as of August 31, 2002            --      $     --
      Options written                                              25        17,889
      Options terminated                                          (25)      (17,889)
                                                                  ---      --------
      Written options as of August 31, 2003                        --      $     --
                                                                  ---      --------
                                                                  ---      --------

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2003, the adjustments were to decrease undistributed net investment income by $191,751, increase accumulated net realized gain by $121,655 and increase paid-in capital in excess of par by $70,096 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

The tax character of total distributions paid, as reflected in the Statement of Changes in Net Assets, are as follows:

   YEAR                                             LONG-TERM
  ENDED         TAX EXEMPT         ORDINARY          CAPITAL            TOTAL
AUGUST 31,        INCOME            INCOME            GAINS          DISTRIBUTIONS
----------     ------------      ------------      ------------      ------------
   2003         $8,447,598         $     --         $2,254,336       $10,701,934
   2002         $9,710,436         $639,280         $  314,530       $10,664,246

As of August 31, 2003, the accumulated undistributed earnings on a tax basis were $61,744 of tax-exempt income (includes a timing difference of $131,840 for

22 Visit our website at www.jennisondryden.com dividends payable), $266,931 of ordinary income and $4,763,705 of long-term capital gains.

The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2003 were as follows:

                                                                         TOTAL NET
                                                                         UNREALIZED
    TAX BASIS             APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $193,158,275           $15,457,209            $(3,744,827)           $11,712,382

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount for book and tax purposes.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003
Shares sold                                                        486,607    $  5,923,412
Shares issued in reinvestment of dividends and distributions       441,595       5,342,907
Shares reacquired                                               (1,883,674)    (22,889,663)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (955,472)    (11,623,344)
Shares issued upon conversion from Class B                         480,744       5,928,403
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (474,728)   $ (5,694,941)
                                                                ----------    ------------
                                                                ----------    ------------

                               Dryden Municipal Series Fund - New York Series 23

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        472,676    $  5,677,797
Shares issued in reinvestment of dividends and distributions       435,138       5,197,555
Shares reacquired                                               (2,172,178)    (25,946,314)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (1,264,364)    (15,070,962)
Shares issued upon conversion from Class B                         495,186       5,912,038
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (769,178)   $ (9,158,924)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS B
-------------------------------------------------------------
Year ended August 31, 2003
Shares sold                                                        369,021    $  4,504,517
Shares issued in reinvestment of dividends and distributions        79,333         960,518
Shares reacquired                                                 (425,816)     (5,178,267)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                        22,538         286,768
Shares reacquired upon conversion into Class A                    (480,355)     (5,928,403)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (457,817)   $ (5,641,635)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        555,468    $  6,686,950
Shares issued in reinvestment of dividends and distributions        78,477         937,885
Shares reacquired                                                 (378,795)     (4,549,639)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       255,150       3,075,196
Shares reacquired upon conversion into Class A                    (494,960)     (5,912,038)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (239,810)   $ (2,836,842)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS C
-------------------------------------------------------------
Year ended August 31, 2003
Shares sold                                                         66,803    $    816,081
Shares issued in reinvestment of dividends and distributions         9,151         110,704
Shares reacquired                                                  (82,174)     (1,001,598)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       (6,220)   $    (74,813)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                         89,312    $  1,074,007
Shares issued in reinvestment of dividends and distributions         7,130          85,224
Shares reacquired                                                  (39,872)       (478,086)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       56,570    $    681,145
                                                                ----------    ------------
                                                                ----------    ------------

24 Visit our website at www.jennisondryden.com

CLASS Z                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003
Shares sold                                                        129,684    $  1,583,311
Shares issued in reinvestment of dividends and distributions         7,720          93,607
Shares reacquired                                                 (163,487)     (1,987,463)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      (26,083)   $   (310,545)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        209,067    $  2,507,910
Shares issued in reinvestment of dividends and distributions         7,474          89,423
Shares reacquired                                                 (117,551)     (1,413,050)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       98,990    $  1,184,283
                                                                ----------    ------------
                                                                ----------    ------------

                               Dryden Municipal Series Fund - New York Series 25

Financial Highlights

                                                                          CLASS A
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   12.22
                                                                           -------
 Income from investment operations
 Net investment income                                                         .48
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 (.21)
                                                                           -------
 Total from investment operations                                              .27
                                                                           -------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                         (.47)
 Distributions from net realized gains                                        (.12)
 Distributions in excess of net realized gains                                  --
                                                                           -------
 Total distributions                                                          (.59)
                                                                           -------
 Net asset value, end of year                                            $   11.90
                                                                           -------
                                                                           -------
 TOTAL RETURN(A):                                                             2.31%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 171,573
 Average net assets (000)                                                $ 179,559
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(c)               .91%
    Expenses, excluding distribution and service (12b-1) fees                  .66%
    Net investment income                                                     3.94%
 For Class A, B, C and Z shares:
    Portfolio turnover rate                                                     39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.39%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The distributor of the Series has contractually agreed to limit its distribution and Service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

26 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  12.24             $  11.60             $  11.50             $  12.30
      -------              -------              -------              -------
          .53                  .56                  .58                  .57
          .03                  .64                  .10                 (.69)
      -------              -------              -------              -------
          .56                 1.20                  .68                 (.12)
      -------              -------              -------              -------
         (.53)                (.56)                (.58)                (.57)
         (.05)                  --                   --                 (.09)
           --                   --                   --                 (.02)
      -------              -------              -------              -------
         (.58)                (.56)                (.58)                (.68)
      -------              -------              -------              -------
     $  12.22             $  12.24             $  11.60             $  11.50
      -------              -------              -------              -------
      -------              -------              -------              -------
         4.76%               10.65%                6.17%               (1.07)%
     $182,062             $191,678             $182,602             $175,307
     $182,312             $189,204             $178,303             $181,951
          .91%                 .89%                 .90%                 .84%
          .66%                 .64%                 .65%                 .64%
         4.39%                4.77%                5.10%                4.76%
           23%                  27%                  32%                  11%

                                              See Notes to Financial Statements.

                               Dryden Municipal Series Fund - New York Series 27

Financial Highlights
Cont'd.

                                                                          CLASS B
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.23
                                                                           ------
 Income from investment operations
 Net investment income                                                        .45
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.21)
                                                                           ------
 Total from investment operations                                             .24
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.44)
 Distributions from net realized gains                                       (.12)
 Distributions in excess of net realized gains                                 --
                                                                           ------
 Total distributions                                                         (.56)
                                                                           ------
 Net asset value, end of year                                             $ 11.91
                                                                           ------
                                                                           ------
 TOTAL RETURN(A):                                                            2.05%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $29,456
 Average net assets (000)                                                 $33,825
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.16%
    Expenses, excluding distribution and service (12b-1) fees                 .66%
    Net investment income                                                    3.69%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.13% to 4.15%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

28 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  12.24             $  11.61             $  11.50             $  12.30
       ------               ------               ------               ------
          .50                  .53                  .55                  .54
          .04                  .63                  .11                 (.69)
       ------               ------               ------               ------
          .54                 1.16                  .66                 (.15)
       ------               ------               ------               ------
         (.50)                (.53)                (.55)                (.54)
         (.05)                  --                   --                 (.09)
           --                   --                   --                 (.02)
       ------               ------               ------               ------
         (.55)                (.53)                (.55)                (.65)
       ------               ------               ------               ------
     $  12.23             $  12.24             $  11.61             $  11.50
       ------               ------               ------               ------
       ------               ------               ------               ------
         4.59%               10.28%                5.99%               (1.37)%
     $ 35,863             $ 38,829             $ 51,051             $ 76,929
     $ 35,927             $ 42,212             $ 59,879             $ 88,626
         1.16%                1.14%                1.15%                1.13%
          .66%                 .64%                 .65%                 .63%
         4.15%                4.53%                4.85%                4.45%

                                              See Notes to Financial Statements.

                               Dryden Municipal Series Fund - New York Series 29

Financial Highlights
Cont'd.

                                                                          CLASS C
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.23
                                                                            -----
 Income from investment operations
 Net investment income                                                        .42
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.21)
                                                                            -----
 Total from investment operations                                             .21
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.41)
 Distributions from net realized gains                                       (.12)
 Distributions in excess of net realized gains                                 --
                                                                            -----
 Total distributions                                                         (.53)
                                                                            -----
 Net asset value, end of year                                             $ 11.91
                                                                            -----
                                                                            -----
 TOTAL RETURN(A):                                                            1.80%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 3,289
 Average net assets (000)                                                 $ 3,503
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(c)             1.41%
    Expenses, excluding distribution and service (12b-1) fees                 .66%
    Net investment income                                                    3.45%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 3.88% to 3.89%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The distributor of the Series has contractually agreed to limit its distribution and Service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements.

30 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $12.24               $11.61               $11.50               $12.30
       -----                -----                -----                -----
         .47                  .50                  .52                  .51
         .04                  .63                  .11                 (.69)
       -----                -----                -----                -----
         .51                 1.13                  .63                 (.18)
       -----                -----                -----                -----
        (.47)                (.50)                (.52)                (.51)
        (.05)                  --                   --                 (.09)
          --                   --                   --                 (.02)
       -----                -----                -----                -----
        (.52)                (.50)                (.52)                (.62)
       -----                -----                -----                -----
      $12.23               $12.24               $11.61               $11.50
       -----                -----                -----                -----
       -----                -----                -----                -----
        4.34%               10.01%                5.73%               (1.62)%
      $3,455               $2,766               $1,884               $1,830
      $2,992               $2,171               $1,812               $1,566
        1.41%                1.39%                1.40%                1.39%
         .66%                 .64%                 .65%                 .64%
        3.89%                4.26%                4.60%                4.23%

                                              See Notes to Financial Statements.

                               Dryden Municipal Series Fund - New York Series 31

Financial Highlights
Cont'd.

                                                                          CLASS Z
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 12.24
                                                                            -----
 Income from investment operations
 Net investment income                                                        .52
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.21)
                                                                            -----
 Total from investment operations                                             .31
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.51)
 Distributions from net realized gains                                       (.12)
 Distributions in excess of net realized gains                                 --
                                                                            -----
 Total distributions                                                         (.63)
                                                                            -----
 Net asset value, end of year                                             $ 11.92
                                                                            -----
                                                                            -----
 TOTAL RETURN(A):                                                            2.56%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 2,595
 Average net assets (000)                                                 $ 2,828
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                 .66%
    Expenses, excluding distribution and service (12b-1) fees                 .66%
    Net investment income                                                    4.19%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005. There was no effect of this change to the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

32 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $12.25               $11.62               $11.51               $12.31
       -----                -----                -----                -----
         .56                  .59                  .61                  .60
         .04                  .63                  .11                 (.69)
       -----                -----                -----                -----
         .60                 1.22                  .72                 (.09)
       -----                -----                -----                -----
        (.56)                (.59)                (.61)                (.60)
        (.05)                  --                   --                 (.09)
          --                   --                   --                 (.02)
       -----                -----                -----                -----
        (.61)                (.59)                (.61)                (.71)
       -----                -----                -----                -----
      $12.24               $12.25               $11.62               $11.51
       -----                -----                -----                -----
       -----                -----                -----                -----
        5.10%               10.82%                6.53%               (0.87)%
      $2,984               $1,775                 $400                 $464
      $2,385               $1,008                 $330                 $496
         .66%                 .64%                 .65%                 .63%
         .66%                 .64%                 .65%                 .63%
        4.62%                4.98%                5.35%                4.96%


                                              See Notes to Financial Statements.
                               Dryden Municipal Series Fund - New York Series 33

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden Municipal Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Municipal Series Fund (formerly, Prudential Municipal Series Fund), New York Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
October 22, 2003


34 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2003, dividends paid from net investment income of $.47 per Class A share, $.44 per Class B share, $.41 per Class C share and $.51 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.12, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2003.

                               Dryden Municipal Series Fund - New York Series 35

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
    - David E.A. Carson
    - Robert E. La Blanc
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - Stephen P. Munn
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Clay T. Whitehead

(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.

(3) To permit an amendment to the management contract between PI and the Fund.

(4a) To approve changes to fundamental investment restrictions or policies, relating to: fund diversification.

(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.

(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.

(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

36 Visit our website at www.jennisondryden.com

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson            9,282,460             --      719,208              --
        Robert E. La Blanc           9,283,937             --      717,731              --
        Robert F. Gunia              9,269,350             --      732,318              --
        Douglas H.
         McCorkindale                9,268,973             --      732,695              --
        Stephen P. Munn              9,273,972             --      727,696              --
        Richard A. Redeker           9,282,017             --      719,651              --
        Judy A. Rice                 9,136,847             --      864,821              --
        Robin B. Smith               9,137,673             --      863,935              --
        Stephen Stoneburn            9,283,937             --      717,731              --
        Clay T. Whitehead            9,280,163             --      721,505              --

(2)     Permit the manager to
         enter into, or make
         changes to,
         Subadvisory
         Agreements without
         shareholder
         approval.                   7,008,464      1,018,851           --         811,145

(3)     Permit an Amendment
         to the Management
         Contract between PI
         and the Company.            8,437,333        750,677           --         813,658

(4a)    Fund Diversification         7,505,304        537,463           --         795,694

(4b)    Issuing Senior
         Securities,
         Borrowing Money or
         Pledging Assets             7,186,763        788,271           --         863,427

(4c)    Buying and Selling
         Real Estate                 7,403,617        601,752           --         833,092

(4d)    Buying and Selling
         Commodities and
         Commodity Contracts         7,372,544        624,890           --         841,027

(4f)    Making Loans                 7,167,795        828,631           --         842,035

(4g)    Other Investment
         Restrictions                7,254,885        750,734           --         832,841

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

                               Dryden Municipal Series Fund - New York Series 37

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus
Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

38 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

                               Dryden Municipal Series Fund - New York Series 39

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

40 Visit our website at www.jennisondryden.com

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
                               Dryden Municipal Series Fund - New York Series 41

Growth of a $10,000 Investment

                (CHART)

Average Annual Total Returns (with Sales Charge) as of 8/31/03
            One Year     Five Years     Ten Years    Since Inception
Class A      -0.76%        3.86%      4.76%  (4.74)   6.34%  (6.33)
Class B      -2.82         4.07       4.74   (4.73)   7.15   (7.13)
Class C      -0.19         3.77            N/A        5.08   (5.06)
Class Z       2.56         4.76            N/A        5.58   (5.57)

Average Annual Total Returns (without Sales Charge) as of 8/31/03
            One Year     Five Years     Ten Years    Since Inception
Class A       2.31%         4.49%     5.08%  (5.06)   6.58%  (6.57)
Class B       2.05          4.24      4.74   (4.73)   7.15   (7.13)
Class C       1.80          3.98           N/A        5.19   (5.17)
Class Z       2.56          4.76           N/A        5.58   (5.57)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential
Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/13/84;
Class C, 8/1/94; and Class Z, 12/6/96.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New York Series
(Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (August 31, 1993) and the account values at the end of the current fiscal year (August
31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service
(12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares shown in the graph and in the tables would have been lower.
The returns on investment in the graph and in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Visit our website at www.jennisondryden.com

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Lehman
Brothers Municipal Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Lehman Brothers Municipal Bond
Index may differ substantially from the
securities in the Series. The Lehman Brothers
Municipal Bond Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the tables would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/New York Series

MAIL                      TELEPHONE           WEBSITE
Gateway Center Three      (800) 225-1852      www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102-4077

Trustees
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

Officers
Judy A. Rice, President - Robert F. Gunia, Vice President -
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

-------------------------------------------------------------------------------
Manager                 Prudential Investments LLC     Gateway Center Three
                                                       100 Mulberry Street
                                                       Newark, NJ 07102
-------------------------------------------------------------------------------
Investment Adviser      Prudential Investment          Gateway Center Two
                        Management, Inc.               100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Distributor             Prudential Investment          Gateway Center Three
                        Management Services LLC        14th Floor
                                                       100 Mulberry Street
                                                       Newark, NJ 07102
-------------------------------------------------------------------------------
Custodian               State Street Bank              One Heritage Drive
                        and Trust Company              North Quincy, MA 02171
-------------------------------------------------------------------------------
Transfer Agent          Prudential Mutual Fund         PO Box 8098
                        Services LLC                   Philadelphia, PA 19101
-------------------------------------------------------------------------------
Independent Auditors    PricewaterhouseCoopers LLP     1177 Avenue of the
                                                       Americas
                                                       New York, NY 10036
-------------------------------------------------------------------------------
Legal Counsel           Shearman & Sterling LLP        599 Lexington Avenue
                                                       New York, NY 10022
-------------------------------------------------------------------------------

Dryden Municipal Series Fund/New York Series
Share Class            A             B             C             Z
Nasdaq                 PMNYX         PBNYX         PCNYX         PNYZX
CUSIP                  262468812     262468796     262468788     262468770

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden Municipal Series Fund/New York Series
Share Class          A             B           C             Z
Nasdaq               PMNYX         PBNYX       PCNYX         PNYZX
CUSIP                262468812     262468796   262468788     262468770

MF122E   IFS-A084965

Dryden
Municipal Series Fund/
New York Money Market Series

Formerly known as Prudential Municipal Series Fund/
New York Money Market Series

AUGUST 31, 2003  ANNUAL REPORT

                   (GRAPHIC)

FUND TYPE
Money market

OBJECTIVE
The highest level of current income
that is exempt from New York State, New York
City, and federal income taxes, consistent with
liquidity and the preservation of capital
-----------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,             October 10, 2003
There have been welcome signs that the U.S.
economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you.
JennisonDryden funds are managed by Prudential
Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed
Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden Municipal Series Fund/New York Money Market Series

Dryden Municipal Series Fund/New York Money Market Series   1

Your Fund's Performance

Fund Objective
The Dryden Municipal Series Fund/New York Money
Market Series (the Series) seeks to provide the highest level of current income that is exempt from New York State, New York City, and federal income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Fund Facts as of 8/31/03

                           7-Day       Net Asset   Taxable Equivalent Yield*  Weighted Avg.  Net Assets
                       Current Yield  Value (NAV)   @28%    @33%     @35%    Maturity (WAM)  (Millions)
New York Money
Market Series              0.26%         $1.00      0.39%  0.42%    0.43%       32 Days         $392
--------------------------------------------------------------------------------------------------------
iMoneyNet, Inc.
State Specific Retail
New York Avg.**            0.28%           N/A      0.42%  0.45%    0.46%       50 Days         N/A
--------------------------------------------------------------------------------------------------------

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. Money Fund Report Average(TM) reports a 7-day current yield and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. State Specific Retail New York
Average category as of August 25, 2003, the closest date to the end of our reporting period.

2 Visit our website at www.jennisondryden.com

State Specific Money Market Fund Yield Comparison

                     (CHART)

Weighted Average Maturity Comparison

                     (CHART)

Past performance is not indicative of future results. The graphs portray weekly 7-day current yields and weekly WAMs for the Dryden
Municipal Series Fund/New York Money Market
Series and the iMoneyNet, Inc. State Specific
Retail New York Average every Monday from
August 26, 2002 to August 25, 2003, the closest dates to the beginning and end of our reporting period. The data portrayed at the end of the reporting period in the graph may not match the data portrayed in the Fund Facts table as of August 31, 2003.

Dryden Municipal Series Fund/New York Money Market Series   3

Investment Adviser's Report

Falling Rates Affected Money Market Funds
The investment environment remained challenging during the New York Money Market Series' fiscal year that began September 1, 2002. Municipal money market yields fell to very low levels, complicating the search for high-quality debt securities that provided attractive yields.
Furthermore, New York State and New York City continued to face tough economic times. Under these market conditions, we employed what we believed to be a conservative approach to security selection and interest-rate risk that aimed to enhance the Series' yield and maintain its net asset value (NAV) at $1 per share throughout the 12-month reporting period.

The trend toward lower municipal money market yields reflected anticipation that the Federal Reserve (the Fed) would reduce short-term interest rates. The rate cuts in November 2002 and June 2003 lowered the target for the federal funds rate by three-quarters of a percentage point to 1%, its lowest level in many years. By cutting borrowing costs, the Fed hoped to stimulate growth in the United States despite a lingering sense of economic uncertainty caused at times by, among other things, a volatile stock market and geopolitical concerns.

Timely Purchases Benefited the Series
As part of our conservative investment
strategy, the Series held high-quality fixed- and floating-rate debt securities of various municipal entities such as cities, counties, and school districts. The Series' holdings were diversified with respect to maturity sectors.
For example, when stronger-than-expected economic data led to a brief upturn in yields in October 2002, we took advantage of the situation by locking in yields on tax-exempt commercial paper that matured in February 2003 and bonds that will mature in November 2003. In addition, we bought so-called "put" bonds that pay fixed interest rates for one year, after which investors will receive par and accrued interest for the bonds when they deliver them back for payment. By purchasing securities that matured after early January 2003, we helped the Series to ride out the "January effect," a seasonal decline in yields that typically occurs in the first week of January as increased demand for municipal money market securities temporarily outstrips the supply.

Investing in a Flat-Yield-Curve Environment
In early 2003, once the January effect was over, we were reluctant to invest in one-year securities because of the comparatively flat slope of the money market yield curve. (The money market yield curve resembles a line graph that depicts yields on securities that mature from one day through 13 months.) Instead, we focused on the short end of the yield curve by investing in securities whose interest rates were reset on a daily or weekly basis. By tax time, we purchased pre-refunded bonds (the bonds

4   Visit our website at www.jennisondryden.com
were backed by U.S. government securities), bond anticipation notes, and tax-exempt commercial paper that matured in mid-July and August 2003. Our purchases helped the Series ride out the "July effect," another seasonal decline in yields that typically occurs in the first week of July for the same reasons as the January effect.

Finding Attractive Value in "Put" Bonds
Prior to the short-term rate cut in late June, we shifted our emphasis back to the one-year maturity sector by investing in more annual
"put" bonds. Overall, we targeted high-quality securities that yielded 1% or better. We were rightly concerned that the general level of municipal short-term yields might soon slide well below 1% due to speculation in the financial markets that the Fed might ease monetary policy by as much as half a percentage point in June. (It actually cut short-term rates by a quarter of a percentage point at that time.) After the change in monetary policy, we invested primarily in securities whose rates reset on a daily or weekly basis and tax-exempt commercial paper that matured in one to three months. In our opinion, it was no longer advantageous to lock in yields in the one-year maturity sector because we believed the Fed might be finished easing monetary policy for this interest-rate cycle.

Empire State, Big Apple Remain Under Pressure
We remained very selective when purchasing municipal money market securities of issuers in New York State as difficult economic conditions continued. Reliance on personal income tax and the importance of the financial services industry (with its generally high levels of compensation, but currently distressed status) remains an inhibiting factor. However, despite the Empire State's heavy debt burden and use of bond issuance to pay a portion of its budget deficit, its long-term general obligation bonds are still rated A2 with a stable outlook by Moody's Investors Service (Moody's). They are rated AA with a negative outlook by Standard &
Poor's Ratings Group (S&P).

New York City continues to struggle as a result of the terrorist attacks on September 11, 2001 and the sluggish regional and national economies. To balance its current budget, New
York City has enacted spending reductions and revenue increases. New York City has been able to maintain its long-term general obligation bond ratings at A2 with a negative outlook by Moody's and single-A with a stable outlook by S&P.

New York Money Market Series Management Team

Dryden Municipal Series Fund/New York Money Market Series   5

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Battery Park City Auth.
  Hsg. Rev.,
  Ser. MT1, F.R.W.D.          VMIG1            1.18%         9/04/03  $  2,820       $     2,820,000
  Ser. MT2, F.R.W.D.          VMIG1            1.18          9/04/03     7,360             7,360,000
 Binghamton, G.O., B.A.N.     NR               2.25          9/25/03     5,118             5,120,218
 Chemung Cnty. Ind. Dev.
  Agcy. Rev., Hathorn
  Redev. Proj.,
  Ser. B, F.R.W.D., A.M.T.    VMIG1            0.85          9/04/03     4,000             4,000,000
 Columbia Cnty. Ind. Dev.
  Agcy. Rev., Rual Mfg. Co.
  Inc. Proj., Ser. A,
  F.R.W.D.                    A-1(d)           0.85          9/03/03     4,570             4,570,000
 Dutchess Cnty. Ind. Dev.
  Agcy. Civic Fac. Rev.,
  Trinity Pawling Sch.
  Corp., F.R.W.D.             VMIG1            0.85          9/04/03     3,500             3,500,000
 East Farmingdale Volunteer
  Fire Co. Inc. Rev.,
  F.R.W.D.                    A-1+(d)          0.84          9/04/03     5,750             5,750,000
 East Rochester Hsg. Auth.
  Rev., Daniels Creek at
  Baytown,
  Ser. 01, F.R.W.D., A.M.T.   VMIG1            0.90          9/04/03     3,750             3,750,000
 Erie Cnty. Ind. Dev. Agcy.
  Rev., Colad Group Inc.,
  Ser. A, F.R.W.D., A.M.T.    A-1+(d)          0.90          9/03/03       600               600,000
 Glens Falls Ind. Dev.
  Agcy. Rev., Namic Proj.,
  F.R.W.D.                    A-1(d)           0.85          9/03/03     1,210             1,210,000
 Goshen NY Central Sch.
  Dist., G.O., Ser. A,
  F.G.I.C.                    Aaa(e)           5.38          6/15/04       325               335,948
 Hempstead Ind. Dev. Agcy.
  Rev., Lynbrook Hsg. LLC.
  Proj., F.R.W.D., A.M.T.     NR               0.89          9/04/03    15,500            15,500,000
 Irvington, B.A.N.            NR               2.00         10/16/03     1,607             1,607,475
 Jefferson Cnty. NY Ind.
  Dev. Agcy. Rev., Fisher
  Gauge Ltd. Fac.,
  F.R.W.D., A.M.T.            A-1(d)           0.90          9/03/03     1,725             1,725,000
 Metro. Trans. Auth.
  Dedicated
  Tax Fund, Ser. A            A-1(d)           3.50         11/17/03     8,275             8,305,758
 Metro. Trans. Auth.,
  Commuter Fac. Rev.,
  Ser. A52, F.R.W.D.,
  F.G.I.C.                    VMIG1            0.86          9/03/03     3,975             3,975,000
  Ser. F, F.R.W.D.            VMIG1            0.86          9/03/03     1,000             1,000,000
  Ser. H., F.R.W.D., F.S.A.   VMIG1            0.88          9/04/03     5,490             5,490,000

See Notes to Financial Statements.
6 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Monroe Cnty. Ind. Dev.
  Agcy.
  Cmnty. Coll., Genessee
  Valley, F.R.W.D.            VMIG1            1.05%         9/04/03  $  2,500       $     2,500,000
  Cmnty. Coll., Ser. 02A,
  F.R.W.D.                    VMIG1            0.90          9/04/03     1,910             1,910,000
  Rev., Jada Precision
  Proj., F.R.W.D.             A-1(d)           0.85          9/03/03     4,185             4,185,000
 Mun. Secs. Trust Cert.
  Rev.,
  Class A Ser. 7000,
  F.R.W.D., A.M.B.A.C.        VMIG1            0.83          9/04/03     4,995             4,995,000
  Class A, Ser. 2001-109,
  F.R.D.D.                    VMIG1            0.85          9/02/03     6,100             6,100,000
  Class A, Ser. 2000-89,
  F.R.D.D., A.M.T.            VMIG1            0.92          9/02/03       480               480,000
 Nassau Cnty. Interim Fin.
  Auth. Rev.,
  Mun. Secs. Trust,
  SGA108., F.R.W.D.           A-1+(d)          0.85          9/03/03     7,500             7,500,000
  Sales Tax Secured, Ser.
  B, F.R.W.D., F.S.A.         VMIG1            0.80          9/03/03    10,000            10,000,000
 New York City Hsg. Dev.
  Corp. Mtge. Rev.,
  Multi-Fam. 90 Washington
  St., Ser. A, F.R.W.D.       A-1(d)           0.79          9/03/03    11,000            11,000,000
 New York City Ind. Dev.
  Agcy. Civic Fac. Rev.,
  Hewitt Sch. Proj.,
  F.R.W.D.                    VMIG1            0.85          9/04/03     1,550             1,550,000
  Vlge. Cmnty. Sch. Proj.,
  F.R.W.D.                    VMIG1            0.95          9/04/03     1,300             1,300,000
 New York City Ind. Dev.
  Agcy. Rev., Ser. G,
  A.M.T., A.N.N.O.T.          Aa3(e)           1.85         10/31/03     1,330             1,330,000
 New York City Ind. Dev.,
  USA Wste. Svcs. NYC
  Proj., F.R.W.D., A.M.T.     A-1+(d)          0.85          9/04/03     3,000             3,000,000
 New York City Transitional
  Fin. Auth. Rev.,
  Cert. Ser. E, F.R.W.D.      VMIG1            0.88          9/04/03     4,970             4,970,000
  Future Tax Secured, Ser.
  C, F.R.D.D.                 VMIG1            0.82          9/02/03     3,100             3,100,000
  NYC Recov., Ser. 3,
  Subser. 3-F, F.R.D.D.       VMIG1            0.77          9/02/03     3,300             3,300,000
  NYC Recov., Ser. 3,
  Subser. 3-H, F.R.D.D.       VMIG1            0.82          9/02/03     3,700             3,700,000
 New York City Tricultural,
  Res.,
  M.S.T.R., Ser. SGA91,
  F.R.D.D.                    A-1+(d)          0.85          9/02/03     6,385             6,385,000

                                              See Notes to Financial Statements.
                   Dryden Municipal Series Fund - New York Money Market Series 7

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 New York City,
  G.O., 1993 Ser. B,
  F.G.I.C., F.R.D.D.          VMIG1            0.85%         9/02/03  $  2,250       $     2,250,000
  G.O., F.G.I.C., F.R.D.D.    VMIG1            0.85          9/02/03     2,800             2,800,000
  G.O., Ser. H., Subser.
  H-2, F.R.D.D., M.B.I.A.     VMIG1            0.80          9/02/03     1,400             1,400,000
  G.O., Subser. A-4,
  F.R.D.D.                    VMIG1            0.80          9/02/03     1,000             1,000,000
  G.O., Subser. A-6,
  F.R.D.D., F.S.A.            VMIG1            0.80          9/02/03       500               500,000
  G.O., Subser. E-4,
  F.R.D.D.                    VMIG1            0.85          9/02/03     2,500             2,500,000
  G.O., Trust Rcpts., Ser.
  17, F.R.W.D., F.G.I.C.,
  T.C.R.S.                    VMIG1            0.83          9/04/03     6,600             6,600,000
 New York St Job Dev.
  Auth.,
  St. Gtd. Spec. Purp.,
  Ser. A-1 Through A-25,
  F.R.D.D.                    VMIG1            0.80          9/02/03       900               900,000
 New York St. Dorm. Auth.
  Rev.,
  Cert. Ser. 310, F.R.W.D.,
  M.B.I.A.                    VMIG1            0.85          9/04/03     6,745             6,745,000
  Cert. Ser. 341, F.R.W.D.,
  M.B.I.A.                    VMIG1            0.85          9/04/03     4,495             4,495,000
  Ser. 00G, F.R.W.D.          VMIG1            0.86          9/03/03    10,000            10,000,000
  Ser. 00X, M.B.I.A.,
  F.R.W.D.                    VMIG1            0.86          9/03/03     2,065             2,065,000
  Ser. A30, F.R.W.D.,
  A.M.B.A.C.                  VMIG1            0.86          9/03/03     1,385             1,385,000
  Mental Hlth Svcs.,
  Subser. D-2H, F.R.W.D.      A-1+(d)          0.85          9/04/03     2,500             2,500,000
  Mental Hlth. Svcs.,
  Subser. D-2F, F.R.W.D.      A-1+(d)          0.89          9/04/03    13,000            13,000,000
  Ser. SGA 132, F.R.W.D.      A-1+(d)          0.83          9/03/03     1,805             1,805,000
 New York St. Engy. Res. &
  Dev. Auth.,
  Elec. Facs. Rev., Long
  Island Ltg. Co., Ser. A,
  F.R.W.D.                    VMIG1            0.87          9/03/03     1,400             1,400,000
  Poll. Ctrl. Rev., Elec. &
  Gas, A.N.N.O.T., Ser. 85A   A-1+(d)          1.10          3/15/04     1,500             1,500,000
  Poll. Ctrl. Rev., Elec. &
  Gas,
  Ser. 85B, A.N.N.O.T.        Aa3(e)           1.50         10/15/03    19,250            19,250,126
  Poll. Ctrl. Rev., Elec. &
  Gas,
  Ser. 85D, A.N.N.O.T.        A-1(d)           1.80         12/01/03     4,000             4,002,713
 New York St. Environ. Fac.
  Corp.,
  Clean Wtr. Drinking, Ser.
  97-A, T.E.C.P.              VMIG1            0.85         10/09/03     2,600             2,600,000

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
  Clean Wtr. Drinking, Ser.
  97-A, T.E.C.P.              VMIG1            0.85%        10/23/03  $  7,700       $     7,700,000
  Clean Wtr. Drinking, Ser.
  652, F.R.W.D.               A-1(d)           0.85          9/04/03    10,000            10,000,000
 New York St. Hsg. Fin.
  Agcy. Rev., Historic
  Front Str., Ser. A,
  F.R.W.D.                    VMIG1            0.78          9/03/03     7,000             7,000,000
 New York St. Local Govt.
  Assist. Corp., Ser. SGA
  59, F.R.D.D                 A-1+(d)          0.85          9/02/03     4,350             4,350,000
 New York St. Mtge. Agcy.
  Rev.,
  Ser. 00B, A.M.T.,
  F.R.W.D.                    VMIG1            0.91          9/03/03     5,229             5,229,000
  Ser. 00PP, A.M.T.,
  F.R.W.D.                    VMIG1            0.91          9/03/03     4,660             4,660,000
  Ser. A11, F.R.W.D.          VMIG1            0.86          9/03/03     1,540             1,540,000
  Ser. 33B, A.M.T.,
  A.N.N.O.T.                  VMIG1            1.13          4/02/04     6,000             6,000,000
 New York St. Thrwy. Auth.
  Rev.,
  Highway & Bridge Trust
  Fund, Ser. 368, F.R.W.D.,
  F.G.I.C.                    VMIG1            0.85          9/04/03     1,000             1,000,000
  Mun. Trust, Ser. SGA 66,
  F.R.W.D.                    A-1+(d)          0.83          9/03/03     7,855             7,855,000
  Ser. A, B.A.N.              MIG1             1.13          3/25/04     3,000             3,000,119
  Svcs. Contract Rev.,
  Local Highway & Bridge      A3(e)            5.30          4/01/04     1,000             1,024,060
  Svcs. Contract Rev.,
  Local Highway & Bridge      A3(e)            5.50          4/01/04     2,065             2,116,928
  Svcs. Contract Rev., Ser.
  734, F.R.W.D.,
  A.M.B.A.C., T.C.R.S.        A-1(d)           0.85          9/04/03     2,500             2,500,000
 New York St. Urban Dev.
  Corp. Rev., Ser. A25
  F.R.W.D., F.G.I.C.,
  T.C.R.S.                    VMIG1            0.86          9/03/03     6,380             6,380,000
 Oneida City Sch. Dist.,
  G.O.,
  Rev. Antic. Nts.            NR               1.25         10/16/03     4,495             4,496,094
 Port Auth. New York & New
  Jersey,
  Ser. 93-1, F.R.W.D.         NR               0.83          9/04/03    12,000            12,000,000
  Ser. A, T.E.C.P.            P-1              0.85          9/08/03     5,000             5,000,000
  Ser. A, T.E.C.P.            P-1              0.82         10/03/03     2,500             2,500,000
  Versatile Structure
  Oblig.,
  Ser. 3, F.R.D.D.            VMIG1            0.86          9/02/03       300               300,000

                                              See Notes to Financial Statements.
                   Dryden Municipal Series Fund - New York Money Market Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Power Authority New York,
  Ser. 2, Yrs. 1+2,
  T.E.C.P.                    P-1              0.85%         9/12/03  $  2,500       $     2,500,000
  Ser. 2, Yrs. 1+2,
  T.E.C.P.                    P-1              1.08          9/04/03     2,660             2,660,000
  Ser. 1, Yrs. 1+2,
  T.E.C.P.                    P-1              0.83          9/10/03     4,300             4,300,000
 Puerto Rico Comwlth. Hwy.
  & Trans. Auth. Rev., Ser.
  771, M.B.I.A., A.N.N.M.T.   VMIG1            1.00          6/17/04     9,015             9,015,000
 Ramapo Hsg. Auth. Rev.
  Fountainview Proj., Ser.
  98, F.R.W.D., A.M.T.        VMIG1            0.83          9/04/03    10,985            10,985,000
 Rensselaer Ind. Dev.
  Agcy., Capital View
  Office Park Proj. Ser.
  86A, A.N.N.O.T., A.M.T.     AA-(e)           1.50         12/31/03     3,030             3,030,000
 Rockland Cnty. Ind. Dev.
  Agcy.,
  Asstd. Living Northern
  River,
  Ser. 99, F.R.W.D.           VMIG1            0.99          9/04/03     4,980             4,980,000
  Northern Manor Multicare,
  Ser. 02, F.R.W.D.           VMIG1            0.99          9/04/03     2,700             2,700,000
 Triborough Bridge & Tunnel
  Auth. Rev., Gen. Purp.
  Ser. 262, F.R.W.D.          VMIG1            0.86          9/04/03     4,995             4,995,000
 Ulster Cnty., B.A.N.         SP-1+(d)         1.75          6/11/04     6,500             6,537,424
 Unadilla Etc. Central Sch.
  Dist., No. 002, G.O.,
  F.G.I.C.                    Aaa(e)           4.50          6/15/04       400               410,784
 Westchester Cnty. Ind.
  Dev. Agcy. Civic Fac.
  Rev., Masters School,
  F.R.W.D.                    VMIG1            0.85          9/04/03     3,150             3,150,000
                                                                                     ---------------
 TOTAL INVESTMENTS  100.1%
  (COST $392,536,647(C))                                                                 392,536,647
 Liabilities in excess of
  other assets  (0.1%)                                                                      (524,667)
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   392,011,980
                                                                                     ---------------
                                                                                     ---------------

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    T.C.R.S.--Transferable Custodial Receipts.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating
    Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(d) Standard & Poor's Rating.
(e) Long-term ratings.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
                                              See Notes to Financial Statements.
                  Dryden Municipal Series Fund - New York Money Market Series 11

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 ------------------------------------------------------------------------------
 Investments, at amortized cost which approximates market value    $392,536,647
 Cash                                                                     3,485
 Receivable for Series shares sold                                    1,865,562
 Interest receivable                                                  1,046,268
 Other assets                                                             4,299
                                                                   ------------
 TOTAL ASSETS                                                       395,456,261
                                                                   ------------
 LIABILITIES
 ------------------------------------------------------------------------------
 Payable for Series shares reacquired                                 3,089,825
 Management fee payable                                                 166,573
 Accrued expenses                                                       118,326
 Distribution fee payable                                                41,643
 Dividends payable                                                       16,184
 Deferred trustees' fees                                                 11,730
                                                                   ------------
 TOTAL LIABILITIES                                                    3,444,281
                                                                   ------------
 NET ASSETS                                                        $392,011,980
                                                                   ------------
                                                                   ------------
 ------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at $.01 par value               $  3,920,120
    Paid-in capital in excess of par                                388,091,860
                                                                   ------------
 NET ASSETS, AUGUST 31, 2003                                       $392,011,980
                                                                   ------------
                                                                   ------------
 Net asset value, offering price and redemption price per share
 ($392,011,980 / 392,011,980 shares of beneficial interest issued
 and  outstanding; unlimited number of shares authorized)                 $1.00
                                                                         -----
                                                                         -----

See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 ------------------------------------------------------------------------------
 Income
 Interest                                                            $5,775,449
                                                                    -----------
 Expenses
 Management fee                                                       2,220,076
 Distribution fee                                                       555,019
 Custodian's fees and expenses                                          109,000
 Transfer agent's fees and expenses                                      75,000
 Reports to shareholders                                                 54,000
 Legal fees and expenses                                                 45,000
 Registration fees                                                       37,000
 Trustees' fees                                                          15,000
 Audit fee                                                               13,000
 Miscellaneous                                                            9,683
                                                                     ----------
 TOTAL EXPENSES                                                       3,132,778
                                                                     ----------
 Net investment income                                                2,642,671
                                                                     ----------
 Net realized gain on investments                                       228,880
                                                                     ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,871,551
                                                                     ----------
                                                                     ----------
                                              See Notes to Financial Statements.
                  Dryden Municipal Series Fund - New York Money Market Series 13

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003                2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                $    2,642,671      $     4,677,390
 Net realized gain on investment transactions                228,880              304,798
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                2,871,551            4,982,188
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS
    (NOTE 1)                                              (2,871,551 )         (4,982,188)
                                                      ---------------    -----------------
 SERIES SHARE TRANSACTIONS (AT $1 PER SHARE)
 Net proceeds from shares sold                         1,186,257,467        1,091,466,857
 Net asset value of shares issued in reinvestment
 of dividends and distributions                            2,823,122            4,952,948
 Cost of shares reacquired                            (1,268,848,822 )     (1,074,245,593)
                                                      ---------------    -----------------
 Net increase (decrease) in net assets from Series
 share transactions                                      (79,768,233 )         22,174,212
                                                      ---------------    -----------------
 Total increase (decrease)                               (79,768,233 )         22,174,212
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       471,780,213          449,606,001
                                                      ---------------    -----------------
 End of year                                          $  392,011,980      $   471,780,213
                                                      ---------------    -----------------
                                                      ---------------    -----------------

See Notes to Financial Statements.
14 Visit our website at www.jennisondryden.com

Notes to Financial Statements

Dryden Municipal Series Fund (the 'Fund'), formerly known as Prudential Municipal Series Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in April 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Trustees.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment
                  Dryden Municipal Series Fund - New York Money Market Series 15 companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income and net realized short-term gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of each Series in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

16 Visit our website at www.jennisondryden.com

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended August 31, 2003, the Series incurred fees of approximately $71,800 for the services of PMFS. As of August 31, 2003, approximately $5,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

NOTE 4. DISTRIBUTIONS AND TAX INFORMATION

For the years ended August 31, 2003 and August 31, 2002, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $2,642,671 and $4,677,390, respectively, were tax-exempt income and $228,880 and $304,798, respectively, were taxable ordinary income.

As of August 31, 2003, the Fund had no undistributed tax-exempt income on a tax basis.

NOTE 5. CAPITAL

The Series offers Class A shares. The Series may also offer Class S shares. There are no Class S shares currently issued and outstanding.

                  Dryden Municipal Series Fund - New York Money Market Series 17

Financial Highlights
                                                                  YEAR ENDED
                                                                AUGUST 31, 2003
 ------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                $    1.00
 Net investment income and net realized gains                            .01
 Dividends and distributions to shareholders                            (.01)
                                                                     -------
 Net asset value, end of year                                      $    1.00
                                                                     -------
                                                                     -------
 TOTAL RETURN(A):                                                        .64%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                     $ 392,012
 Average net assets (000)                                          $ 444,015
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees            .71%
    Expenses, excluding distribution and service (12b-1) fees            .58%
    Net investment income                                                .60%
------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
See Notes to Financial Statements.
18 Visit our website at www.jennisondryden.com

                              YEAR ENDED AUGUST 31,
 ----------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 ----------------------------------------------------------------------------
     $   1.00             $   1.00             $   1.00             $   1.00
          .01                  .03                  .03                  .02
         (.01)                (.03)                (.03)                (.02)
      -------              -------              -------              -------
     $   1.00             $   1.00             $   1.00             $   1.00
      -------              -------              -------              -------
      -------              -------              -------              -------
         1.13%                2.91%                3.18%                2.49%
     $471,780             $449,606             $361,875             $358,556
     $449,597             $403,930             $369,017             $375,650
          .69%                 .70%                 .70%                 .70%
          .57%                 .58%                 .57%                 .57%
         1.04%                2.80%                3.15%                2.46%

                                              See Notes to Financial Statements.
                  Dryden Municipal Series Fund - New York Money Market Series 19

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden Municipal Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Municipal Series Fund (formerly, Prudential Municipal Series Fund), New York Money Market Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

20 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2003, the Series paid dividends and distributions of $0.0057 and $0.0003 which represent federally tax-exempt interest dividends and short-term capital gains, respectively.

                  Dryden Municipal Series Fund - New York Money Market Series 21

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:

     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead

(3) To permit an amendment to the management contract between PI and the Fund.

The results of the proxy solicitation on the preceding matters were:

                                     VOTES            VOTES          VOTES
               MATTER                 FOR            AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     -----------     ----------     -----------
(1)     David E.A. Carson          354,600,225              --      2,316,624              --
        Robert E. La Blanc         354,600,225              --      2,316,624              --
        Robert F. Gunia            354,600,225              --      2,316,624              --
        Douglas H.
         McCorkindale              354,600,225              --      2,316,624              --
        Stephen P. Munn            354,511,451              --      2,405,398              --
        Richard A. Redeker         354,566,727              --      2,350,122              --
        Judy A. Rice               354,600,225              --      2,316,624              --
        Robin B. Smith             354,600,225              --      2,316,624              --
        Stephen Stoneburn          354,600,225              --      2,316,624              --
        Clay T. Whitehead          354,600,225              --      2,316,624              --

(3)     Permit an Amendment
         to the Management
         Contract between PI
         and the Company.          344,689,106      10,289,172             --       1,938,571

One or more matters in addition to the above referenced proposals were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

22 Visit our website at www.jennisondryden.com

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

                  Dryden Municipal Series Fund - New York Money Market Series 23

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

24 Visit our website at www.jennisondryden.com

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

                  Dryden Municipal Series Fund - New York Money Market Series 25

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

26 Visit our website at www.jennisondryden.com

MAIL                      TELEPHONE         WEBSITE
Gateway Center Three      (800) 225-1852    www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102-4077

Trustees
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

Officers
Judy A. Rice, President - Robert F. Gunia, Vice President -
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Deborah A. Docs, Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

-------------------------------------------------------------------------------
Manager                Prudential Investments LLC   Gateway Center Three
                                                    100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Investment Adviser     Prudential Investment        Gateway Center Two
                       Management, Inc.             100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Distributor            Prudential Investment        Gateway Center Three
                       Management Services LLC      14th Floor
                                                    100 Mulberry Street
                                                    Newark, NJ 07102
-------------------------------------------------------------------------------
Custodian              State Street Bank            One Heritage Drive
                       and Trust Company            North Quincy, MA 02171
Transfer Agent         Prudential Mutual Fund       PO Box 8098
                       Services LLC                 Philadelphia, PA 19101
-------------------------------------------------------------------------------
Independent AUditors   PricewaterhouseCoopers LLP   1177 Avenue of the
                                                    Americas
                                                    New York, NY 10036
-------------------------------------------------------------------------------
Legal Counsel          Shearman & Sterling LLP      599 Lexington Avenue
                                                    New York, NY 10022
-------------------------------------------------------------------------------

Dryden Municipal Series Fund/New York Money Market Series
Nasdaq   PBNXX
CUSIP    262468838

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden Municipal Series Fund/New York Money
Market  Series
Nasdaq  PBNXX
CUSIP   262468838

MF127E   IFS-A084719

Dryden
Municipal Series Fund/
Pennsylvania Series

Formerly known as Prudential Municipal Series Fund/
Pennsylvania Series

AUGUST 31, 2003   ANNUAL REPORT

         (GRAPHIC)

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report
and information about the Series'
portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,            October 10, 2003

There have been welcome signs that the U.S.
economy is growing again. Many corporate executives and investment research analysts are expecting profits to rise as well. However, jobs are not being created as quickly as in past recoveries, reminding us that the resumption of growth doesn't mean a return to an earlier time. The economic picture continues to change, providing new opportunities and challenges. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. A broadly diversified investment portfolio will increase your chances of participating in positive changes and is also your best long-term defense against unexpected downturns.

Whether you are investing for your retirement, your children's education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you.
JennisonDryden funds are managed by Prudential
Investment Management's public equity and fixed-income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed
Income manages the JennisonDryden fixed income and money market funds.

We recommend that you develop a diversified personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Sincerely,

Judy A. Rice, President
Dryden Municipal Series Fund/Pennsylvania Series

Dryden Municipal Series Fund/Pennsylvania Series   1

Your Series' Performance

Series Objective
The investment objective of the Dryden
Municipal Series Fund/Pennsylvania Series (the
Series) is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital.
There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns1 as of 8/31/03

                                 One Year     Five Years      Ten Years       Since Inception2
Class A                            2.57%        22.82%     61.10%  (60.79)   129.82%  (128.93)
Class B                            2.32         21.11      55.73   (55.43)   160.60   (153.55)
Class C                            2.06         19.60           N/A           54.36    (54.06)
Lehman Brothers Muni Bond Index3   3.14         29.57          76.44               ***
Lipper PA Muni Debt Funds Avg.4    2.48         21.46          60.35               ****

Average Annual Total Returns1 as of 9/30/03

                                 One Year  Five Years   Ten Years    Since Inception2
Class A                            0.26%      3.88%    4.75% (4.73)   6.26%  (6.23)
Class B                           -1.76       4.08     4.73  (4.71)   6.18   (6.00)
Class C                            0.93       3.78         N/A        5.08   (5.06)
Lehman Brothers Muni Bond Index3   3.89       5.67        6.03            ***
Lipper PA Muni Debt Funds Avg.4    3.03       4.26        4.98            ****

Distributions and Yields1 as of 8/31/03
                                              Taxable Equivalent 30-Day Yield5
            Total Distributions    30-Day           at Tax Rates of
            Paid for 12 Months    SEC Yield      33%              35%
Class A           $0.45             3.48%        5.34%            5.51%
Class B            0.42             3.34         5.13             5.29
Class C            0.40             3.06         4.70             4.84

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The
Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through August 31,
2003. The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually.
The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parentheses. 2Inception dates: Class A,
1/22/90;

2 Visit our website at www.jennisondryden.com

Class B, 4/3/87; and Class C, 8/1/94. 3The
Lehman Brothers Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The Lipper
Pennsylvania (PA) Muni Debt Funds Average
(Lipper Average) represents returns based on an average return of all funds in the Lipper PA
Muni Debt Funds category for the periods noted.
Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Pennsylvania. Investors cannot invest directly in an index. 5Taxable equivalent yields reflect federal and applicable state tax rates. The returns for the Lehman Brothers Muni Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Lehman Brothers Muni Bond
Index Closest Month-End to Inception cumulative total returns as of 8/31/03 are 154.09% for Class A, 205.89% for Class B, and 76.80% for
Class C. Lehman Brothers Muni Bond Index
Closest Month-End to Inception average annual total returns as of 9/30/03 are 7.29% for Class
A, 7.20% for Class B, and 6.75% for Class C.
****Lipper Average Closest Month-End to
Inception cumulative total returns as of 8/31/03 are 134.10% for Class A, 175.79% for
Class B, and 62.13% for Class C. Lipper Average
Closest Month-End to Inception average annual total returns as of 9/30/03 are 6.64% for Class A, 6.50% for Class B, and 5.70% for
Class C.

Five Largest Issuers expressed as a percentage of total
investments as of 8/31/03
Schuylkill Cnty. Ind. Dev. Auth. Rev.                 5.8%
Alleghny Cnty. PA                                     5.0
Central Bucks Sch. Dist.                              5.0
Pennsylvania St. Ind. Dev. Auth. Rev., Econ Dev.      4.6
Puerto Rico Comnwlth.                                 4.1
Issuers are subject to change.


Portfolio Composition expressed as a percentage
of net assets as of 8/31/03
General Obligation                                   33.7%
Healthcare                                           11.8
Water & Sewer                                        11.4
Corporate-Backed IDB & PCR                           11.1
Transportation                                        9.3
Education                                             6.1
Solid Waste/Resource Recovery                         2.9
Housing                                               1.9
Other Muni                                            9.5
Other                                                 2.5
Cash & Equivalents                                   -0.2
Portfolio Composition is subject to change.

Credit Quality expressed as a percentage of net
assets as of 8/31/03
Aaa                                                  61.9%
Aa                                                   11.1
A                                                     8.0
Baa                                                  10.8
NR                                                    8.4
Cash & Equivalents                                   -0.2
Source: Moody's rating, defaulting to S&P when not rated.
Credit Quality is subject to change.

Dryden Municipal Series Fund/Pennsylvania Series   3

Investment Adviser's Report
Market Overview and Performance Summary
The municipal bond market repeatedly rallied, then sold off, which resulted in a 3.14% return for the fiscal year ended August 31, 2003, according to the Lehman Brothers Municipal Bond
Index (the Index). The market's volatility largely reflected uncertainty about the prospects for economic growth in the United
States. The outlook was cloudy because
investors did not know how much the Federal
Reserve (the Fed) would cut short-term interest rates in an effort to stimulate the sluggish economy. There was also concern that U.S.
involvement in a war in Iraq might harm the U.S. economy.

Our investment strategy aimed to provide the Series with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the 12 months ended August
31, 2003, the Series' Class A shares trailed their benchmark, the Index. This occurred because the Series held certain bonds that declined in value due to credit quality problems discussed later in this report. The Index also does not reflect the operating expenses of mutual funds.
Compared to their peer group, which does take into account operating expenses, the Series'
Class A shares posted a return that exceeded the Lipper Pennsylvania Municipal Debt Funds
Average for the 12 months ended August 31, 2003.

Early in our reporting period, municipal bonds gained in value to such an extent that we believed a correction in the market was virtually inevitable. When the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued bonds at that time.

The sell-off in municipal bonds soon turned into a rally. Investors paid higher prices (and accepted lower yields) for tax-exempt bonds because the Fed was expected to cut short-term rates with the goal of boosting economic growth. In November 2002, it reduced its target for the federal funds rate by half a percentage point to 1.25%.

Concern about the economy occurred before and continued after the war in Iraq began in March
2003. Consequently, there was speculation in the financial markets that the Fed would aggressively reduce rates again or purchase
U.S. Treasury securities, which would also exert downward pressure on the general level of interest rates. This factor helped the municipal bond rally remain on track for the most part until mid-June 2003. At that time, however, the municipal bond market began to sell off along with Treasurys. Economic data suggested that the Fed might not cut rates sharply when it met in late June. Indeed, it only lowered its target for the federal funds rate by a quarter of a percentage point to 1%.
For the rest of the reporting period,

4   Visit our website at www.jennisondryden.com
municipal bond prices slid in July and
stabilized in August. Municipal bond prices were hurt by signs of stronger economic growth, even though the job market remained weak.

Credit Quality and Interest-Rate Sensitivity
Despite Pennsylvania's historically
conservative financial practices, the state faced fiscal challenges during the reporting period. In light of this and frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important overlapping characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, bonds rated Aaa (both insured and uninsured) accounted for roughly 62% of the Series' net assets as of August 31, 2003. We emphasized
Aaa-rated bonds because they tend to perform better than lower-quality bonds under challenging economic conditions. However, as accelerating economic growth increases demand for riskier assets, lower-quality bonds tend to outperform Aaa-rated municipal bonds. The
Series had some exposure to bonds of below-investment-grade quality.

Among the Series' holdings that performed poorly were bonds of the Delaware County
Authority for Dunwoody Village, a life-care facility located in Newtown, Pennsylvania.
Standard & Poor's Ratings Group downgraded the bonds from single-A to A-minus, citing such factors as a two-year decline in operating performance driven by higher staffing and insurance costs and delays in filling expansion units. The bonds declined in value and detracted from the Series' return.

In the volatile interest-rate environment, we maintained a barbell strategy that essentially focused on two types of bonds. One side of our barbell primarily emphasized Aaa-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income.
These bonds are considered to have defensive characteristics, as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are also attractive to investors because they provide solid income.

Dryden Municipal Series Fund/Pennsylvania Series   5

Periodically readjusting our coupon barbell strategy was one way to change the Series' duration, which measures its sensitivity to fluctuations in the level of interest rates. In general, when we determined that there was a trend toward higher interest rates, we aimed to shorten the Series' duration to help protect its value as rising interest rates pushed municipal bond prices lower. On the other hand, we aimed to lengthen the Series' duration to help it benefit more fully when falling interest rates drove municipal bond prices higher. In general, we employed this tactic periodically once we determined that the decline in interest rates was indeed a trend rather than a temporary development.
Pennsylvania Series Management Team


6 Visit our website at www.jennisondryden.com

Portfolio of Investments
as of August 31, 2003

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  93.5%
 MUNICIPAL BONDS
 -----------------------------------------------------------------------------------
 Allegheny Cnty. Hosp. Dev.
  Auth.
  Rev.,
  Allegheny Gen. Hosp.
  Proj.,
  Ser. A, M.B.I.A.            Aaa              6.25%         9/01/20  $  1,750(c)    $     2,010,890
  Magee-Womens Hosp.,
  F.G.I.C.                    Aaa              Zero         10/01/14     2,000             1,180,680
 Allegheny Cnty. Ind. Dev.
  Auth. Rev., USX Proj.,
  Ser. A                      Baa1             6.70         12/01/20     1,500             1,566,375
 Allegheny Cnty. San. Auth.
  Swr. Rev., M.B.I.A.         Aaa              5.375        12/01/17     2,000             2,145,420
  M.B.I.A.                    Aaa              5.50         12/01/20     2,500             2,658,100
  M.B.I.A.                    Aaa              5.50         12/01/30     3,000             3,122,220
 Allentown Area Hosp. Auth.
  Rev., Sacred Heart Hosp.
  of Allentown, Ser. B        Baa3             6.75         11/15/15     1,000(c)            974,770
 Armstrong Cnty., G.O.,
  M.B.I.A.                    AAA(d)           5.40          6/01/31     2,000             2,052,300
 Berks Cnty. Ind. Rev.,
  Lutheran Home Proj.,
  A.M.B.A.C.                  Aaa              6.875         1/01/23     1,500             1,506,015
 Berks Cnty. Mun. Auth.
  Hosp. Rev., Reading Hosp.
  Med. Ctr. Proj., M.B.I.A.   Aaa              5.70         10/01/14     1,250             1,394,825
 Bucks Cnty. Wtr. & Swr.
  Auth. Rev.                  Aaa              5.375         6/01/16     1,080             1,163,074
 Butler Cnty., G.O.,
  F.G.I.C.                    Aaa              5.25          7/15/22     1,000             1,033,420
 Canon McMillan Sch. Dist.,
  Ser. B, F.G.I.C.            Aaa              5.50         12/01/29     3,000(f)          3,105,960
 Central Bucks Sch. Dist.,
  G.O.,
  M.B.I.A.                    Aaa              5.00          5/15/15     3,600             3,818,664
  M.B.I.A.                    Aaa              5.00          5/15/16     3,780             3,978,790
 Chartiers Valley Ind.
  Rev., Friendship
  Vlge./South Hills           NR               6.75          8/15/18     2,225             2,225,690
 Chester Cnty. Hlth. & Ed.
  Facs. Auth. Hosp. Rev.,
  Ser. A                      Baa2             6.75          7/01/31     1,250             1,128,750
 Clarion Cnty. Hosp. Auth.
  Rev., Clarion Hosp. Proj.   BBB-(d)          5.625         7/01/21     1,000               858,580
 Dauphin Cnty., G.O., Ser.
  2, A.M.B.A.C.               Aaa              5.50         11/15/15     1,295             1,413,000
 Delaware Cnty. Auth. Rev.,
  Dunwoody Vlge. Proj.        A-(d)            6.25          4/01/30     1,000             1,028,690

                                              See Notes to Financial Statements.
                            Dryden Municipal Series Fund - Pennsylvania Series 7

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Delaware Cnty. Ind. Dev.
  Auth. Rev.,
  Res. Recov. Facs., Ser. A   Baa3             6.00%         1/01/09  $    500       $       528,650
  Res. Recov. Facs., Ser. A   Baa3             6.10          7/01/13     2,500             2,577,000
 Delaware River Port Auth.
  PA & NJ Rev., F.G.I.C.      Aaa              5.40          1/01/16     2,750             2,955,205
  Port Dist. Proj., Ser. B,
  F.S.A.                      Aaa              5.70          1/01/22     1,000             1,076,320
 Easton Area Sch. Dist.,
  G.O., F.G.I.C.              Aaa              5.00          3/15/15     2,360             2,512,881
 Greencastle Antrim Sch.
  Dist., Rev., M.B.I.A.
  C.A.B.S., Ser. B            Aaa              Zero          1/01/12     1,000               701,330
  C.A.B.S., Ser. B            Aaa              Zero          1/01/13     1,000               662,970
 Harrisburg, G.O.,
  C.A.B.S.,
  Ser. D, A.M.B.A.C.          Aaa              Zero          3/15/15     2,380             1,394,275
 Hazleton Hlth. Svcs. Auth.
  Hosp. Rev., Hazleton Gen.
  Hosp.                       Baa3             5.625         7/01/17     1,000               928,150
 Kennett Cons. Sch. Dist.,
  G.O.,
  Ser. A, F.G.I.C.            Aaa              5.50          2/15/16     1,035             1,123,058
 Lancaster Ind. Dev. Auth.
  Rev., Garden Spot Vlge.
  Proj., Ser. A               NR               7.625         5/01/31     1,650             1,697,190
 Lebanon Cnty. Hlth. Facs.
  Auth. Rev., Good
  Samaritan Hosp. Proj.       Baa1             6.00         11/15/35     1,000               992,140
 Lower Merion Sch. Dist.,
  G.O.                        Aaa              5.00          5/15/15     2,050             2,181,241
  G.O.                        Aaa              5.00          5/15/19     2,490             2,565,173
 Lower Pottsgrove Twnshp.
  Auth. Swr. Rev.,
  Montgomery Cnty.,
  A.M.B.A.C.,
  Ser. A                      Aaa              Zero         11/01/13     1,155               738,160
  Ser. A                      Aaa              Zero         11/01/15     1,185               673,187
 Montgomery Cnty. G.O.        Aaa              5.25          9/15/16     2,895             3,086,765
 Mount Pleasant Bus. Dist.
  Auth. Hosp. Rev., Frick
  Hosp.                       BBB(d)           5.75         12/01/27     1,000               926,960
 Norristown Area Sch.
  Dist., G.O., F.G.I.C.       Aaa              5.00          9/01/33     2,500             2,469,350
 Northampton Cnty. Gen.
  Purp. Auth. Rev., F.S.A.    Aaa              5.75         10/01/18     3,910(c)          4,491,847
 Northampton Cnty. Higher
  Ed. Auth. Rev., Moravian
  Coll., A.M.B.A.C.           Aaa              6.25          7/01/11     2,195             2,563,782

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Northumberland Cnty. Ind.
  Dev. Auth. Rev., Roaring
  Creek Wtr., A.M.T.          AA-(d)           6.375%       10/15/23  $  1,000       $     1,025,480
 Owen J. Roberts Sch.
  Dist., G.O., F.S.A.         Aaa              5.50          8/15/19     1,520             1,629,896
 Penn Hills Twnshp., G.O.,
  Ser. A, A.M.B.A.C.          Aaa              Zero          6/01/10     1,535             1,194,276
 Pennsylvania Econ. Dev.
  Auth., Wste. Wtr.
  Treatment Rev., Sun Co.,
  R & M Proj., Ser. A,
  A.M.T.                      Baa2             7.60         12/01/24     2,000             2,103,900
 Pennsylvania Econ. Dev.
  Fin. Auth., Exempt Facs.
  Rev., Amtrak Proj., Ser.
  A, A.M.T.                   A3               6.25         11/01/31     2,000             1,905,840
 Pennsylvania Hsg. Fin.
  Agcy. Sngl. Fam. Mtge.,
  A.M.T.                      Aa2              10.98(b)      4/01/25     2,000             2,089,000
 Pennsylvania St. Higher
  Ed. Facs. Auth. Rev.,
  Drexel Univ.                A2               6.00          5/01/29     2,500             2,624,450
  Philadelphia Univ.          AA(d)            6.10          6/01/30       195               207,293
  Thomas Jefferson Univ.      A1               5.50          1/01/17     1,000             1,054,430
  Ursinus Coll., Ser. A       A-(d)            5.90          1/01/27     1,925             1,994,935
 Pennsylvania St. Ind. Dev.
  Auth. Rev., Econ. Dev.,
  A.M.B.A.C.                  Aaa              5.50          7/01/17     4,000             4,352,440
  A.M.B.A.C.                  Aaa              5.50          7/01/20     2,750             2,939,420
 Pennsylvania St. Tpke.
  Comn. Oil Franchise Tax
  Rev., Ser. A, A.M.B.A.C.    Aaa              5.25         12/01/18     2,500             2,617,750
 Pennsylvania St. Tpke.
  Comn. Tpke. Rev., Rfdg.,
  Ser. S                      Aa3              5.50          6/01/15     1,000             1,093,160
 Pennsylvania St., G.O.,
  Ser. 2                      Aa2              5.00          8/01/17     4,000             4,120,080
 Philadelphia Auth. Ind.
  Dev. Arpt., Rev., A.M.T.    NR               5.50          1/01/24     2,500             1,961,525
 Philadelphia Auth. Ind.
  Dev. Lease Rev., Ser. B,
  F.S.A.                      Aaa              5.50         10/01/18     2,000             2,153,460
 Philadelphia Hosps. &
  Higher Ed. Facs. Auth.
  Hosp. Rev.,
  Chestnut Hill Hosp.         Baa2             6.50         11/15/22     1,250             1,245,088
  Grad. Hlth. Sys.            Ca               7.25          7/01/18     1,807(e)                 18
 Philadelphia Parking Auth.
  Rev., Arpt., F.S.A.         Aaa              5.625         9/01/19     2,500             2,665,025

                                              See Notes to Financial Statements.
                            Dryden Municipal Series Fund - Pennsylvania Series 9

Portfolio of Investments
as of August 31, 2003 Cont'd.

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 Pittsburgh Urban Redev.
  Auth., Mtge. Rev., Ser.
  A, A.M.T.                   Aa1              6.25%        10/01/28  $    875       $       905,730
 Pittsburgh Wtr. & Swr.
  Auth., Wtr. & Swr. Sys.
  Rev., Ser. A, F.G.I.C.      Aaa              6.50          9/01/13     5,000             5,982,700
 Puerto Rico Comnwlth.,
  G.O., F.G.I.C.              Aaa              5.50          7/01/14     1,500             1,690,605
  Hwy. & Trans. Auth. Rev.,
  Ser. E, F.S.A.              Aaa              5.50          7/01/16     2,000             2,247,400
  Pub. Impvt. Rfdg.,
  M.B.I.A.                    Aaa              7.00          7/01/10       720               873,021
  Rites, PA 625, A.M.B.A.C.   NR               12.78(b)      7/01/10     2,015             2,871,496
  Rites, PA 642A, M.B.I.A.    NR               10.30(b)      7/01/10     1,500             1,924,860
 Reading Sch. Dist., G.O.,
  Ser. B, F.G.I.C.            Aaa              Zero          1/15/26     7,000             2,004,520
 Schuylkill Cnty. Ind. Dev.
  Auth. Rev.,
  Pine Grove Landfill,
  Inc., A.M.T.                BBB(d)           5.10         10/01/19     2,000             2,034,900
  Schuykill Engy., A.M.T.     NR               6.50          1/01/10     2,560             2,565,094
 Springfield Sch. Dist.,
  Delaware Cnty., G.O.,
  F.S.A.                      Aaa              5.50          3/15/17     2,450             2,643,771
 State Pub. Sch. Bldg.
  Auth. Sch. Rev., Conneaut
  Sch. Dist. Proj.,
  F.G.I.C.                    Aaa              5.25         11/01/12     1,390             1,529,292
  Conneaut Sch. Dist.
  Proj., F.G.I.C.             Aaa              5.25         11/01/13     1,465             1,607,984
 Union Cnty. Higher Ed.
  Facs. Fin. Auth. Univ.
  Rev., Bucknell Univ.,
  Ser. A                      Aa3              5.25          4/01/20     1,080             1,127,077
 Unity Twnshp. Mun. Auth.,
  Gtd. Swr. Rev.,
  A.M.B.A.C.,
  C.A.B.S.                    Aaa              Zero         11/01/12     1,035               700,591
  C.A.B.S.                    Aaa              Zero         11/01/13     1,035               661,469
 Washington Cnty. Hosp.
  Auth. Rev., Monongahela
  Valley Hosp.                A3               6.25          6/01/22     2,400             2,546,328
 Westmoreland Cnty. Ind.
  Rev. Gtd., Valley
  Landfill Proj., A.M.T.      BBB(d)           5.10          5/01/18     1,000             1,017,660
                                                                                     ---------------
 Total long-term
  investments
  (cost $146,696,384)                                                                    149,123,811
                                                                                     ---------------

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
                              MOODY'S                                 PRINCIPAL
                              RATING           INTEREST    MATURITY   AMOUNT
 DESCRIPTION (A)              (UNAUDITED)      RATE        DATE       (000)           VALUE (NOTE 1)
 SHORT-TERM INVESTMENTS  5.3%
 -----------------------------------------------------------------------------------
 Emmaus Gen. Auth. Rev.,
  Loan. Prog., Ser. A,
  F.S.A., F.R.W.D.            A-1(d)           0.85%         9/04/03  $  1,110(g)    $     1,110,000
 Mun. Secs. Trust Certs.,
  G.O., Ser. 2000-110,
  Class A, F.R.D.D.           A-1(d)           0.90          9/02/03       300(g)            300,000
 Philadelphia Auth. Ind.
  Dev. Rev., Girard Estate
  Aramark Proj., F.R.W.D.     A-1+(d)          0.82          9/04/03     2,400(g)          2,400,000
 Schuylkill Cnty. Ind. Dev.
  Auth. Res. Recov. Rev.,
  Northeastern Pwr., Ser.
  B, A.M.T., F.R.D.D.         A-1+(d)          0.95          9/02/03     4,585(g)          4,585,000
                                                                                     ---------------
 Total short-term
  investments
  (cost $8,395,000)                                                                        8,395,000
                                                                                     ---------------
 TOTAL INVESTMENTS  98.8%
  (COST $155,091,384; NOTE
  5)                                                                                     157,518,811
 Other assets in excess of
  liabilities  1.2%                                                                        1,964,904
                                                                                     ---------------
 NET ASSETS  100%                                                                    $   159,483,715
                                                                                     ---------------
                                                                                     ---------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (g).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (g).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Issuer in default on interest payments. Non-income producing security.
(f) Partial principal amount pledged as collateral for financial futures contracts.
(g) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
                                              See Notes to Financial Statements.
                           Dryden Municipal Series Fund - Pennsylvania Series 11

Statement of Assets and Liabilities
as of August 31, 2003

 ASSETS
 ------------------------------------------------------------------------------
 Investments, at value (cost $155,091,384)                         $157,518,811
 Cash                                                                    61,698
 Interest receivable                                                  2,243,749
 Receivable for Series shares sold                                      120,956
 Due from broker--variation margin                                        7,715
 Other assets                                                             3,073
                                                                   ------------
 TOTAL ASSETS                                                       159,956,002
                                                                   ------------
 LIABILITIES
 ------------------------------------------------------------------------------
 Payable for Series shares reacquired                                   153,629
 Accrued expenses                                                       103,034
 Dividends payable                                                       95,578
 Management fee payable                                                  67,751
 Distribution fee payable                                                42,081
 Deferred trustees' fees                                                 10,214
                                                                   ------------
 TOTAL LIABILITIES                                                      472,287
                                                                   ------------
 NET ASSETS                                                        $159,483,715
                                                                   ------------
                                                                   ------------
 ------------------------------------------------------------------------------
 Net assets were comprised of:
    Shares of beneficial interest, at par                          $    154,016
    Paid-in capital in excess of par                                151,380,678
                                                                   ------------
                                                                    151,534,694
    Undistributed net investment income                                 308,716
    Accumulated net realized gain on investments                      5,260,926
    Net unrealized appreciation on investments                        2,379,379
                                                                   ------------
 NET ASSETS, AUGUST 31, 2003                                       $159,483,715
                                                                   ------------
                                                                   ------------
See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($121,770,917 / 11,758,650 shares of beneficial interest issued and
 outstanding)                                                                  $10.36
 Maximum sales charge (3% of offering price)                                      .32
                                                                               ------
 Maximum offering price to public                                              $10.68
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($36,607,329 / 3,536,151 shares of beneficial interest issued and
 outstanding)                                                                  $10.35
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($1,105,469 / 106,781 shares of beneficial interest issued and outstanding)   $10.35
 Sales charge (1% of offering price)                                              .10
                                                                               ------
 Offering price to public                                                      $10.45
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.
                           Dryden Municipal Series Fund - Pennsylvania Series 13

Statement of Operations
Year Ended August 31, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------
 Income
 Interest                                                          $ 8,379,442
                                                                   -----------
 Expenses
 Management fee                                                        829,319
 Distribution fee--Class A                                             314,332
 Distribution fee--Class B                                             195,062
 Distribution fee--Class C                                               8,391
 Custodians's fees and expenses                                        116,000
 Transfer agent's fees and expenses                                     89,000
 Reports to shareholders                                                69,000
 Legal fees and expenses                                                28,000
 Registration fees                                                      25,000
 Audit fee                                                              13,000
 Trustees' fees                                                         11,000
 Miscellaneous                                                          12,974
                                                                   -----------
     TOTAL EXPENSES                                                  1,711,078
 Less: Custodian fee credit (Note 1)                                    (1,633)
                                                                   -----------
     NET EXPENSES                                                    1,709,445
                                                                   -----------
 NET INVESTMENT INCOME                                               6,669,997
                                                                   -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                          5,446,205
    Financial futures transactions                                    (441,907)
    Option written                                                     164,260
                                                                   -----------
                                                                     5,168,558
                                                                   -----------
 Net change in unrealized appreciation (depreciation) on:
    Investments                                                     (7,738,938)
    Financial futures contracts                                         27,466
                                                                   -----------
                                                                    (7,711,472)
                                                                   -----------
 Net loss on investments                                            (2,542,914)
                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 4,127,083
                                                                   -----------
                                                                   -----------
See Notes to Financial Statements.
14 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                                      -----------------------------------------
                                                           2003               2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                 $   6,669,997       $   7,677,548
 Net realized gain on investment transactions              5,168,558             534,257
 Net change in unrealized appreciation
 (depreciation) on investments                            (7,711,472)           (161,928)
                                                      ---------------    -----------------
 Net increase in net assets resulting from
 operations                                                4,127,083           8,049,877
                                                      ---------------    -----------------
 DIVIDENDS AND DISTRIBUTIONS (NOTE 1)
 Dividends from net investment income
 Class A                                                  (5,085,982)         (5,855,040)
 Class B                                                  (1,482,488)         (1,777,830)
 Class C                                                     (39,632)            (37,387)
                                                      ---------------    -----------------
                                                          (6,608,102)         (7,670,257)
                                                      ---------------    -----------------
 Distributions from net realized gains
 Class A                                                    (259,633)                 --
 Class B                                                     (83,960)                 --
 Class C                                                      (2,175)                 --
                                                      ---------------    -----------------
                                                            (345,768)                 --
                                                      ---------------    -----------------
 FUND SHARE TRANSACTIONS (NET OF SHARE CONVERSIONS)
    (NOTE 6)
 Net proceeds from shares sold                            13,641,605          15,783,624
 Net asset value of shares issued in reinvestment
    of dividends and distributions                         3,912,676           4,262,957
 Cost of shares reacquired                               (23,269,103)        (17,957,048)
                                                      ---------------    -----------------
 Net increase (decrease) in net assets from Series
 share transactions                                       (5,714,822)          2,089,533
                                                      ---------------    -----------------
 Total increase (decrease)                                (8,541,609)          2,469,153
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                       168,025,324         165,556,171
                                                      ---------------    -----------------
 End of year(a)                                        $ 159,483,715       $ 168,025,324
                                                      ---------------    -----------------
                                                      ---------------    -----------------
 ------------------------------
 (a) Includes undistributed net investment income
 of:                                                   $     308,716       $          --
                                                      ---------------    -----------------

                                              See Notes to Financial Statements.
                           Dryden Municipal Series Fund - Pennsylvania Series 15

Notes to Financial Statements

Dryden Municipal Series Fund (the 'Fund'), formerly known as Prudential Municipal Series Fund, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Pennsylvania Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on April 3, 1987. The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. This means the Series invests at least 80% of the Series' investments in Pennsylvania state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is tax exempt from those taxes. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

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

Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised,

                           Dryden Municipal Series Fund - Pennsylvania Series 17
the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swap agreements. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain
(loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, swap contracts and futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest

18 Visit our website at www.jennisondryden.com rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate tax-paying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earns credits which reduce the fees charged by the custodian. The Series could have invested a portion of the cash utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in
                           Dryden Municipal Series Fund - Pennsylvania Series 19
connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensated PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS has advised the Series that they have received approximately $61,000 and $4,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2003, they received approximately $57,700 and $3,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share

20 Visit our website at www.jennisondryden.com redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2003, the Series incurred fees of approximately $65,100 for the services of PMFS. As of August 31, 2003, approximately $5,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $6,300 in total networking fees of which the amount relating to the services of Wachovia Securities, LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, was approximately $5,300 for the year ended August 31, 2003. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2003, approximately $400 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2003, were $68,888,206 and $74,335,962 respectively.

During the year ended August 31, 2003, the Series entered into financial futures contracts. Details of outstanding contracts at year end are as follows:

                                                           VALUE AT        VALUE AT          UNREALIZED
NUMBER OF                               EXPIRATION        AUGUST 31,         TRADE          APPRECIATION
CONTRACTS            TYPE                  DATE              2003            DATE          (DEPRECIATION)
---------     -------------------    -----------------    -----------     -----------     ----------------
              Long positions:
      30      10 yr. T-Note          Sept. 2003           $ 3,345,938     $ 3,342,730         $  3,208
      51      U.S. T-Bond            Sept. 2003             5,477,719       5,446,288           31,431
              Short position:
     139      5 yr. T-Note           Sept. 2003           (15,496,328)    (15,413,641)         (82,687)
                                                                                               -------
                                                                                              $(48,048)
                                                                                               -------
                                                                                               -------

                           Dryden Municipal Series Fund - Pennsylvania Series 21

Transactions in options written during the year ended August 31, 2003 were as follows:
                                         CONTRACTS      PREMIUM
                                         ---------      -------
         Balance as of August 31, 2002      --          $   --
         Options written                    13           9,302
         Options terminated                (13)         (9,302)
                                           ---         -------
         Balance as of August 31, 2003      --          $   --
                                           ---         -------
                                           ---         -------

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended August 31, 2003, the adjustments were to decrease accumulated net realized gain by $202,617, increase undistributed net investment income by $246,821, and decrease paid-in capital by $44,204 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended August 31, 2003, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $6,608,102 and $345,768 tax-exempt income and long-term capital gains, respectively. For the year ended August 31, 2002, the tax character of dividends paid $7,627,546 and $42,711 tax-exempt income and ordinary income, respectively.

As of August 31, 2003, the accumulated undistributed earnings on a tax basis was $190,600 (includes a timing difference of $95,578 for dividends payable) tax-exempt income, $213,692 of ordinary income and $5,126,935 long-term capital gains. The accumulated capital gains and net investment income differs from the amount on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2003 were as follows:

                                                                   TOTAL NET
                                                                   UNREALIZED
    TAX BASIS          APPRECIATION        DEPRECIATION           APPRECIATION
------------------  ------------------  ------------------       ------------
   $155,005,440         $5,889,319          $3,375,948             $2,513,371

22 Visit our website at www.jennisondryden.com

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount for book and tax purposes.

NOTE 6. CAPITAL

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2003:
Shares sold                                                        577,472    $  6,114,262
Shares issued in reinvestment of dividends and distributions       289,529       3,046,813
Shares reacquired                                               (1,672,133)    (17,646,674)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (805,132)     (8,485,599)
Shares issued upon conversion from Class B                         568,514       6,059,699
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (236,618)   $ (2,425,900)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        608,060    $  6,281,237
Shares issued in reinvestment of dividends and distributions       319,533       3,301,704
Shares reacquired                                               (1,270,028)    (13,152,591)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (342,435)     (3,569,650)
Shares issued upon conversion from Class B                         619,553       6,385,760
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      277,118    $  2,816,110
                                                                ----------    ------------
                                                                ----------    ------------
CLASS B
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                        659,795    $  6,960,180
Shares issued in reinvestment of dividends and distributions        79,835         839,644
Shares reacquired                                                 (493,507)     (5,191,759)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       246,123       2,608,065
Shares issued upon conversion into Class A                        (568,938)     (6,059,699)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (322,815)   $ (3,451,634)
                                                                ----------    ------------
                                                                ----------    ------------

                           Dryden Municipal Series Fund - Pennsylvania Series 23

CLASS B                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        805,163    $  8,331,417
Shares issued in reinvestment of dividends and distributions        90,786         937,968
Shares reacquired                                                 (376,760)     (3,896,087)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                       519,189       5,373,298
Shares reacquired upon conversion into Class A                    (619,675)     (6,385,760)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (100,486)   $ (1,012,462)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS C
-------------------------------------------------------------
Year ended August 31, 2003:
Shares sold                                                         53,483    $    567,163
Shares issued in reinvestment of dividends and distributions         2,492          26,219
Shares reacquired                                                  (40,576)       (430,670)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       15,399    $    162,712
                                                                ----------    ------------
                                                                ----------    ------------
Year ended August 31, 2002:
Shares sold                                                        113,103    $  1,170,970
Shares issued in reinvestment of dividends and distributions         2,252          23,285
Shares reacquired                                                  (87,106)       (908,370)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                       28,249    $    285,885
                                                                ----------    ------------
                                                                ----------    ------------

24 Visit our website at www.jennisondryden.com

          Financial Highlights
          ------------------------------------------------------

                  AUGUST 31, 2003  ANNUAL REPORT

                  Dryden Municipal Series Fund
                  Pennsylvania Series

Financial Highlights

                                                                          CLASS A
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   10.54
                                                                           -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                         .43
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 (.16)
                                                                           -------
 Total from investment operations                                              .27
                                                                           -------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                         (.43)
 Distributions from net realized gains                                        (.02)
                                                                           -------
 Total distributions                                                          (.45)
                                                                           -------
 Net asset value, end of year                                            $   10.36
                                                                           -------
                                                                           -------
 TOTAL INVESTMENT RETURN(A):                                                  2.57%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 121,771
 Average net assets (000)                                                $ 125,733
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(c)               .97%
    Expenses, excluding distribution and service (12b-1) fees                  .72%
    Net investment income                                                     4.08%
 For Class A, B and C shares:
    Portfolio turnover rate                                                     45%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(d) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.70% to 4.73%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.
26 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  10.52             $  10.05             $  10.13             $  10.92
      -------              -------              -------              -------
          .49                  .51                  .53                  .53
          .02                  .47                 (.05)                (.67)
      -------              -------              -------              -------
          .51                  .98                  .48                 (.14)
      -------              -------              -------              -------
         (.49)                (.51)                (.53)                (.53)
           --                   --(b)              (.03)                (.12)
      -------              -------              -------              -------
         (.49)                (.51)                (.56)                (.65)
      -------              -------              -------              -------
     $  10.54             $  10.52             $  10.05             $  10.13
      -------              -------              -------              -------
      -------              -------              -------              -------
         5.03%               10.07%                4.98%               (1.35)%
     $126,410             $123,254             $109,068             $104,210
     $123,971             $116,925             $106,181             $104,460
          .96%                 .93%                 .90%                 .84%
          .71%                 .68%                 .65%                 .64%
         4.73%                4.97%                5.31%                5.00%
           31%                  35%                  21%                  23%

                                              See Notes to Financial Statements.
                           Dryden Municipal Series Fund - Pennsylvania Series 27

Financial Highlights
Cont'd.

                                                                          CLASS B
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 10.53
                                                                           ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .40
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.16)
                                                                           ------
 Total from investment operations                                             .24
                                                                           ------
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.40)
 Distributions from net realized gains                                       (.02)
                                                                           ------
 Total distributions                                                         (.42)
                                                                           ------
 Net asset value, end of year                                             $ 10.35
                                                                           ------
                                                                           ------
 TOTAL INVESTMENT RETURN(A):                                                 2.32%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $36,607
 Average net assets (000)                                                 $39,012
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.22%
    Expenses, excluding distribution and service (12b-1) fees                 .72%
    Net investment income                                                    3.84%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.46% to 4.49%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.
28 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(C)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  10.52             $  10.05             $  10.13             $  10.92
       ------               ------               ------              -------
          .46                  .48                  .50                  .50
          .01                  .47                 (.05)                (.67)
       ------               ------               ------              -------
          .47                  .95                  .45                 (.17)
       ------               ------               ------              -------
         (.46)                (.48)                (.50)                (.50)
           --                   --(b)              (.03)                (.12)
       ------               ------               ------              -------
         (.46)                (.48)                (.53)                (.62)
       ------               ------               ------              -------
     $  10.53             $  10.52             $  10.05             $  10.13
       ------               ------               ------              -------
       ------               ------               ------              -------
         4.68%                9.79%                4.72%               (1.65)%
     $ 40,653             $ 41,638             $ 54,665             $ 88,519
     $ 39,674             $ 44,507             $ 68,309             $104,860
         1.21%                1.18%                1.15%                1.14%
          .71%                 .68%                 .65%                 .64%
         4.49%                4.74%                5.06%                4.70%

                                              See Notes to Financial Statements.
                           Dryden Municipal Series Fund - Pennsylvania Series 29

Financial Highlights
Cont'd.

                                                                          CLASS C
                                                                     -----------------
                                                                        YEAR ENDED
                                                                      AUGUST 31, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                       $ 10.54
                                                                            -----
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                        .38
 Net realized and unrealized gain (loss) on investment
 transactions                                                                (.17)
                                                                            -----
 Total from investment operations                                             .21
                                                                            -----
 LESS DISTRIBUTIONS
 Dividends from net investment income                                        (.38)
 Distributions from net realized gains                                       (.02)
                                                                            -----
 Total distributions                                                         (.40)
                                                                            -----
 Net asset value, end of year                                             $ 10.35
                                                                            -----
                                                                            -----
 TOTAL INVESTMENT RETURN(A):                                                 2.06%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                            $ 1,105
 Average net assets (000)                                                 $ 1,119
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees(c)             1.47%
    Expenses, excluding distribution and service (12b-1) fees                 .72%
    Net investment income                                                    3.58%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.
(d) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.23%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.
30 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                              YEAR ENDED AUGUST 31,
 -------------------------------------------------------------------------------
     2002(D)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
      $10.52               $10.05               $10.13               $10.92
       -----                -----                -----                -----
         .44                  .46                  .48                  .47
         .02                  .47                 (.05)                (.67)
       -----                -----                -----                -----
         .46                  .93                  .43                 (.20)
       -----                -----                -----                -----
        (.44)                (.46)                (.48)                (.47)
          --                   --(b)              (.03)                (.12)
       -----                -----                -----                -----
        (.44)                (.46)                (.51)                (.59)
       -----                -----                -----                -----
      $10.54               $10.52               $10.05               $10.13
       -----                -----                -----                -----
       -----                -----                -----                -----
        4.42%                9.52%                4.46%               (1.91)%
        $963                 $664                 $479                 $882
        $885                 $493                 $655               $1,075
        1.46%                1.43%                1.40%                1.39%
         .71%                 .68%                 .65%                 .64%
        4.23%                4.47%                4.79%                4.46%

                                              See Notes to Financial Statements.
                           Dryden Municipal Series Fund - Pennsylvania Series 31

Report of Independent Auditors

To the Shareholders and Trustees of
Dryden Municipal Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Municipal Series Fund (formerly, Prudential Municipal Series Fund), Pennsylvania Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2003

32 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2003) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2003, dividends paid from net investment income of $0.43 per share for Class A shares, $0.40 per Class B share and $0.37 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid distributions of $0.0219 per share which represents distributions from 18% long-term capital gains.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.
                           Dryden Municipal Series Fund - Pennsylvania Series 33

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purposes:

(1) To approve the election of ten (10) trustees to the Board of Trustees, as follows:
     - David E.A. Carson
     - Robert E. La Blanc
     - Robert F. Gunia
     - Douglas H. McCorkindale
     - Stephen P. Munn
     - Richard A. Redeker
     - Judy A. Rice
     - Robin B. Smith
     - Stephen Stoneburn
     - Clay T. Whitehead

(2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.

(3) To permit an amendment to the management contract between PI and the Fund.

(4a) To approve changes to fundamental investment restrictions and policies, relating to: fund diversification.

(4b) To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

(4c) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.

(4d) To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

(4f) To approve changes to fundamental investment restrictions and policies, relating to: making loans.

(4g) To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

34 Visit our website at www.jennisondryden.com

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------
(1)     David E.A. Carson          160,595,240             --      1,615,802              --
        Robert E. La Blanc         160,600,208             --      1,610,834              --
        Robert F. Gunia            160,644,905             --      1,566,137              --
        Douglas H.
         McCorkindale              160,435,395             --      1,775,647              --
        Stephen P. Munn            160,567,619             --      1,643,423              --
        Richard A. Redeker         160,452,275             --      1,758,767              --
        Judy A. Rice               160,644,709             --      1,566,333              --
        Robin B. Smith             160,376,337             --      1,834,705              --
        Stephen Stoneburn          160,595,240             --      1,615,802              --
        Clay T. Whitehead          160,644,709             --      1,566,333              --

(2)     Permit the Manager to
         enter into, or make
         changes to,
         Subadvisory
         Agreements without
         Shareholder approval        6,702,179        876,911             --         346,238

(3)     Permit an Amendment
         to the Management
         Contract between PI
         and the Company             7,857,289        530,552             --         387,732

(4a)    Fund Diversification         7,135,767        412,999             --         376,562

(4b)    Issuing Senior
         Securities,
         Borrowing Money or
         Pledging Assets             6,906,032        552,967             --         466,329

(4c)    Buying and Selling
         Real Estate                 7,058,309        494,289             --         372,730

                           Dryden Municipal Series Fund - Pennsylvania Series 35

Supplemental Proxy Information
(Unaudited) Cont'd.

                                     VOTES           VOTES          VOTES
               MATTER                 FOR           AGAINST        WITHHELD      ABSTENTIONS
        ---------------------    -------------     ----------     ----------     -----------

(4d)    Buying and Selling
         Commodities and
         Commodity Contracts         6,992,156        565,574             --         367,598

(4f)    Making Loans                 6,895,557        640,222             --         389,549

(4g)    Other Investment
         Restrictions                6,986,054        548,053             --         391,221

One or more matters in addition to the above referenced proposals, were submitted for shareholders approval, and the shareholder meeting relating to those matters was adjourned until August 21, 2003, and a date following the close of the reporting period.

36 Visit our website at www.jennisondryden.com

Management of the Fund
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES(2)

DAVID E.A. CARSON (69), Trustee since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 2003(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Trustee since 1999(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

                           Dryden Municipal Series Fund - Pennsylvania Series 37

RICHARD A. REDEKER (60), Trustee since 1993(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Trustee since 2003(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED TRUSTEES(1)

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:(4) None

38 Visit our website at www.jennisondryden.com

ROBERT F. GUNIA (56), Vice President and Trustee since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Information pertaining to the Officers of the Trust is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

DEBORAH A. DOCS (45), Secretary since 1998; Assistant Secretary 1985-1998(3) Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May
2003) of American Skandia Investment Services, Inc.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1996(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

                           Dryden Municipal Series Fund - Pennsylvania Series 39

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

40 Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

              (CHART)


Average Annual Total Returns (with Sales Charge) as of 8/31/03
            One Year    Five Years    Ten Years      Since Inception
Class A      -0.50%       3.56%     4.56%  (4.54)     6.07%  (6.04)
Class B      -2.60        3.74      4.53   (4.51)     6.01   (5.83)
Class C       0.07        3.44          N/A           4.78   (4.76)

Average Annual Total Returns (without Sales Charge) as of 8/31/03
            One Year    Five Years    Ten Years      Since Inception
Class A       2.57%        4.20%     4.88% (4.86)      6.31% (6.28)
Class B       2.32         3.91      4.53  (4.51)      6.01  (5.83)
Class C       2.06         3.64          N/A           4.89  (4.87)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential
Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 4/3/87; and
Class C, 8/1/94.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Pennsylvania
Series (Class A shares) with a similar
investment in the Lehman Brothers Municipal
Bond Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (August 31, 1993) and the account values at the end of the current fiscal year (August 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares shown in the graph and in the tables would have been lower. The returns on investment in the graph and in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Visit our website at www.jennisondryden.com

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Lehman
Brothers Municipal Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Lehman Brothers Municipal Bond
Index may differ substantially from the
securities in the Series. The Lehman Brothers
Municipal Bond Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Series charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually.
Without waiver of fees and/or expense
subsidization, the Series' returns in the tables would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/Pennsylvania Series

Mail                      Telephone          Website
 Gateway Center Three     (800) 225-1852     www.jennisondryden.com
 100 Mulberry Street
 Newark, NJ 07102-4077

Trustees
David E.A. Carson -- Robert F. Gunia -- Robert E. La Blanc --
Douglas H. McCorkindale -- Stephen P. Munn -- Richard A. Redeker -- Judy A. Rice -- Robin B. Smith -- Stephen D. Stoneburn --
Clay T. Whitehead

Officers
Judy A. Rice, President -- Robert F. Gunia, Vice President --
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -- Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary -- Deborah A. Docs, Secretary -- Maryanne Ryan, Anti-Money Laundering Compliance Officer

Manager              Prudential Investments LLC  Gateway Center Three
                                                 100 Mulberry Street
                                                 Newark, NJ 07102

Investment Adviser   Prudential Investment       Gateway Center Two
                     Management, Inc.            100 Mulberry Street
                                                 Newark, NJ 07102

Distributor          Prudential Investment       Gateway Center Three
                     Management Services LLC     14th Floor
                                                 100 Mulberry Street
                                                 Newark, NJ 07102

Custodian            State Street Bank           One Heritage Drive
                     and Trust Company           North Quincy, MA 02171

Transfer Agent       Prudential Mutual Fund      PO Box 8098
                     Services LLC                Philadelphia, PA 19101

Independent Auditors PricewaterhouseCoopers LLP  1177 Avenue of the Americas
                                                 New York, NY 10036

Legal Counsel        Shearman & Sterling LLP     599 Lexington Avenue
                                                 New York, NY 10022

Dryden Municipal Series Fund/Pennsylvania Series

Share Class      A            B           C
Nasdaq           PMPAX        PBPAX       PPNCX
CUSIP            262468762    262468754   262468747

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden Municipal Series Fund/Pennsylvania Series
Share Class          A             B            C
Nasdaq               PMPAX         PBPAX        PPNCX
CUSIP                262468762     262468754    262468747

MF132E   IFS-A084966

Item 2 -- Code of Ethics --  See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 -- Audit Committee Financial Expert --

The registrant's Board has determined that Mr. Stephen Munn, member of the Board's Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

    (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

    (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

    (a) Code of Ethics -- Attached hereto

    (b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act -- Attached hereto

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Municipal Series Fund

By (Signature and Title)* /s/Deborah A. Docs
                          ------------------
                          Deborah A. Docs
                          Secretary

Date  October 28, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/Judy A. Rice
                          ---------------
                          Judy A. Rice
                          President and Principal Executive Officer

Date  October 28, 2003



By (Signature and Title)* /s/Grace C. Torres
                          ------------------
                          Grace C. Torres
                          Treasurer and Principal Financial Officer

Date  October 28, 2003



* Print the name and title of each signing officer under his or her signature.